UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2014

*	This Form N-CSR pertains to the following series of the Registrant: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Research Bond Fund. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

April 30, 2014

MFS® BOND FUND

MFB-ANN

MFS® BOND FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

After gaining momentum late last year, the U.S. economy slipped this winter, as severe weather curtailed activity. More recently, however, labor market data, consumer confidence, retail sales and industrial output have indicated that the U.S. economy could be regaining traction.

Europe emerged from its recession midway through 2013. However, its pace of growth has been slow, high unemployment persists and the risk of deflation exists. Asia remains vulnerable. China’s economic growth has slowed, and Japan’s early progress toward an economic turnaround continues to face obstacles. Emerging markets have also displayed much higher volatility, affected by the early transition from aggressive central bank monetary easing.

With so much uncertainty, global financial markets began 2014 with much greater volatility than last year’s broad-based rally. For equity investors, attention to company fundamentals has taken on more importance. Bond investors have been attuned to heightened risks from possible interest rate increases.

As always at MFS®, active risk management is an integral part of how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

June 13, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	70.3%
High Yield Corporates	21.5%
Emerging Markets Bonds	2.1%
Commercial Mortgage-Backed Securities	0.6%
Non-U.S. Government Bonds	0.2%
Collateralized Debt Obligations	0.2%
Asset-Backed Securities (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AA	0.5%
A	14.0%
BBB	57.9%
BB	18.2%
B	4.2%
CCC (o)	0.0%
CC (o)	0.0%
C	0.1%
D (o)	0.0%
Not Rated (o)	0.0%
Cash & Other	5.1%

Portfolio facts (i)
Average Duration (d)	5.4
Average Effective Maturity (m)	8.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2014, Class A shares of the MFS Bond Fund (“fund”) provided a total return of 1.18%, at net asset value. This compares with a return of 0.41% for the fund’s benchmark, the Barclays U.S. Credit Bond Index.

Market Environment

Early in the period, jitters over a banking crisis in Cyprus were more than offset by ongoing accommodative global monetary policy and improving economic data, resulting in gains in both equity and fixed income markets. As the period progressed, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging market (“EM”) stresses surfaced as markets focused on imbalances and stagflationary conditions in certain EM countries. In addition, political instability increased in certain areas, notably in the Ukraine where tensions escalated following a change in government and Russia’s annexation of Crimea. Later in the period, markets were forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the major US equity indexes traded near their all-time highs by the end of the period.

Factors Affecting Performance

Relative to the Barclays U.S. Credit Bond Index, the fund’s lesser exposure to shifts in the long end (maturities of 10 years or greater) of the yield curve (y) benefited relative results as the yield curve flattened during the reporting period.

The fund’s greater exposure to “BBB” and “BB” rated (r) securities and strong bond selection within the industrials sector were other positive factors that benefited relative performance.

4

Management Review – continued

The fund’s lesser exposure to “A” rated securities was a key factor that had a negative impact on relative performance.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	1.18%	10.21%	6.14%	N/A
B	9/07/93	0.42%	9.43%	5.39%	N/A
C	1/03/94	0.42%	9.42%	5.38%	N/A
I	1/02/97	1.36%	10.47%	6.42%	N/A
R1	4/01/05	0.42%	9.41%	N/A	5.47%
R2	10/31/03	0.93%	9.96%	5.83%	N/A
R3	4/01/05	1.18%	10.23%	N/A	6.23%
R4	4/01/05	1.43%	10.48%	N/A	6.52%
R5	6/01/12	1.47%	N/A	N/A	4.93%
Comparative benchmark
Barclays U.S. Credit Bond Index (f)		0.41%	8.56%	5.66%	N/A
Average annual with sales charge
A With initial Sales Charge (4.75%)		(3.62)%	9.14%	5.63%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.48)%	9.15%	5.39%	N/A
C With CDSC (1% for 12 months) (v)		(0.56)%	9.42%	5.38%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2013 through April 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/13	Ending Account Value 4/30/14	Expenses Paid During Period (p) 11/01/13-4/30/14
A	Actual	0.81%	$1,000.00	$1,031.75	$4.08
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06
B	Actual	1.57%	$1,000.00	$1,028.69	$7.90
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
C	Actual	1.57%	$1,000.00	$1,027.96	$7.89
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
I	Actual	0.57%	$1,000.00	$1,033.04	$2.87
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
R1	Actual	1.57%	$1,000.00	$1,027.95	$7.89
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
R2	Actual	1.07%	$1,000.00	$1,030.47	$5.39
	Hypothetical (h)	1.07%	$1,000.00	$1,019.49	$5.36
R3	Actual	0.81%	$1,000.00	$1,031.75	$4.08
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06
R4	Actual	0.57%	$1,000.00	$1,033.03	$2.87
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
R5	Actual	0.46%	$1,000.00	$1,033.59	$2.32
	Hypothetical (h)	0.46%	$1,000.00	$1,022.51	$2.31

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.9%
Issuer	Shares/Par	Value ($)

Aerospace - 0.3%
BE Aerospace, Inc., 5.25%, 4/01/22	$7,977,000	$8,256,194

Apparel Manufacturers - 0.5%
Hanesbrands, Inc., 6.375%, 12/15/20	$8,254,000	$8,996,860
PVH Corp., 4.5%, 12/15/22	3,190,000	3,138,163

		$12,135,023
Asset-Backed & Securitized - 0.8%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40 (z)	$1,761,291	$1,165,509
BlackRock Capital Finance LP, 7.75%, 9/25/26 (z)	291,569	35,080
Capital Trust Realty Ltd., CDO, 5.16%, 6/25/35 (n)	188,654	193,695
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	2,920,000	3,070,380
Falcon Franchise Loan LLC, FRN, 14.91%, 1/05/25 (i)(z)	984,397	315,007
G-Force LLC, CDO, “A2”, 4.83%, 8/22/36 (z)	86,025	88,036
GMAC LLC, FRN, 8.34%, 4/15/34 (d)(n)(q)	2,040,244	1,652,681
Greenwich Capital Commercial Funding Corp., FRN, 5.82%, 7/10/38	2,125,000	2,315,748
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.989%, 6/15/49	1,467,768	1,621,316
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.62%, 7/15/42 (n)	4,734,928	1,123,125
KKR Financial CLO Ltd., “C”, FRN, 1.686%, 5/15/21 (n)	3,651,630	3,538,576
LB Commercial Conduit Mortgage Trust, FRN, 1.248%, 2/18/30 (i)	1,982,027	50,560
LB Commercial Conduit Mortgage Trust, FRN, 2.178%, 9/15/30 (i)	2,046,094	85,390
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 6/12/50	3,070,000	3,392,768
Morgan Stanley Capital I, Inc., FRN, 1.117%, 11/15/30 (i)(n)	6,574,195	175,709
Spirit Master Funding LLC, 5.05%, 7/20/23 (z)	1,615,049	1,655,425

		$20,479,005
Automotive - 4.2%
American Honda Finance Corp., 2.125%, 2/28/17 (n)	$3,328,000	$3,401,552
Delphi Corp., 6.125%, 5/15/21	10,729,000	11,949,424
Ford Motor Credit Co. LLC, 8%, 6/01/14	5,635,000	5,665,688
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	3,610,000	3,827,456
General Motors Financial Co., 2.75%, 5/15/16	1,740,000	1,766,100
Harley Davidson Financial Services, 1.15%, 9/15/15 (n)	9,393,000	9,442,717

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - continued
Harley-Davidson Financial Services, 3.875%, 3/15/16 (n)	$10,410,000	$10,960,741
Harley-Davidson Financial Services, Inc., 2.7%, 3/15/17 (n)	1,815,000	1,878,158
Lear Corp., 8.125%, 3/15/20	9,538,000	10,396,420
Lear Corp., 4.75%, 1/15/23 (n)	1,350,000	1,326,375
Lear Corp., 5.375%, 3/15/24	5,835,000	5,980,875
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (n)	15,896,000	16,007,479
TRW Automotive, Inc., 4.5%, 3/01/21 (n)	9,060,000	9,422,400
TRW Automotive, Inc., 7.25%, 3/15/17 (n)	13,320,000	15,318,000
Volkswagen International Finance N.V., 2.375%, 3/22/17 (n)	3,117,000	3,213,244

		$110,556,629
Biotechnology - 1.2%
Life Technologies Corp., 6%, 3/01/20	$26,623,000	$30,889,176

Broadcasting - 2.6%
21st Century Fox America, Inc., 5.4%, 10/01/43	$6,056,000	$6,665,088
CBS Corp., 8.875%, 5/15/19	4,240,000	5,467,645
CBS Corp., 5.75%, 4/15/20	1,010,000	1,162,510
Discovery Communications, Inc., 4.875%, 4/01/43	8,325,000	8,368,839
News America, Inc., 8.5%, 2/23/25	4,931,000	6,494,517
News America, Inc., 6.15%, 2/15/41	3,000,000	3,616,515
Omnicom Group, Inc., 3.625%, 5/01/22	13,717,000	13,771,155
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	5,075,000	5,079,430
SES S.A., 3.6%, 4/04/23 (n)	1,680,000	1,638,319
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)	280,000	292,250
SIRIUS XM Radio, Inc., 5.75%, 8/01/21 (n)	12,925,000	13,248,125
WPP Finance, 8%, 9/15/14	2,744,000	2,816,321

		$68,620,714
Brokerage & Asset Managers - 0.1%
Franklin Resources, Inc., 1.375%, 9/15/17	$3,705,000	$3,685,812

Building - 1.9%
CEMEX Finance LLC, 6%, 4/01/24 (z)	$7,576,000	$7,585,470
Mohawk Industries, Inc., 6.125%, 1/15/16	18,582,000	20,068,560
Mohawk Industries, Inc., 3.85%, 2/01/23	11,265,000	11,180,513
Owens Corning, Inc., 6.5%, 12/01/16	3,021,000	3,326,656
Owens Corning, Inc., 4.2%, 12/15/22	8,216,000	8,193,521

		$50,354,720
Business Services - 0.7%
Fidelity National Information Services, Inc., 2%, 4/15/18	$1,475,000	$1,455,068
Fidelity National Information Services, Inc., 5%, 3/15/22	11,230,000	11,756,519

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Business Services - continued
Fidelity National Information Services, Inc., 3.5%, 4/15/23	$4,532,000	$4,380,260
Tencent Holdings Ltd., 3.375%, 5/02/19 (z)	1,316,000	1,322,872

		$18,914,719
Cable TV - 3.4%
CCO Holdings LLC, 5.25%, 9/30/22	$18,106,000	$18,106,000
Comcast Corp., 4.65%, 7/15/42	1,789,000	1,834,213
Comcast Corp., 4.75%, 3/01/44	10,775,000	11,230,976
Cox Communications, Inc., 6.25%, 6/01/18 (n)	1,735,000	1,975,957
DIRECTV Holdings LLC, 5.875%, 10/01/19	3,310,000	3,806,328
DIRECTV Holdings LLC, 6.375%, 3/01/41	4,310,000	4,834,820
DIRECTV Holdings LLC, 5.15%, 3/15/42	9,250,000	9,047,647
Lynx I Corp., 5.375%, 4/15/21 (n)	2,635,000	2,700,875
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	2,215,000	2,178,295
Time Warner Cable, Inc., 8.25%, 4/01/19	6,150,000	7,788,877
Time Warner Cable, Inc., 5%, 2/01/20	1,480,000	1,656,394
Time Warner Cable, Inc., 4.5%, 9/15/42	700,000	677,015
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	1,734,000	2,505,462
Videotron Ltd., 5.375%, 6/15/24 (z)	4,025,000	4,055,188
Videotron Ltd., 5%, 7/15/22	13,220,000	13,319,150
Virgin Media Secured Finance PLC, 5.25%, 1/15/21	2,990,000	3,072,225

		$88,789,422
Chemicals - 3.2%
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	$10,884,000	$10,938,420
CF Industries, Inc., 5.15%, 3/15/34	6,667,000	6,980,042
CF Industries, Inc., 3.45%, 6/01/23	717,000	700,696
CF Industries, Inc., 4.95%, 6/01/43	5,244,000	5,243,255
Dow Chemical Co., 8.55%, 5/15/19	14,554,000	18,657,457
FMC Corp., 4.1%, 2/01/24	9,000,000	9,294,696
LYB International Finance B.V., 4.875%, 3/15/44	8,684,000	8,910,670
LyondellBasell Industries N.V., 5%, 4/15/19	4,761,000	5,337,033
LyondellBasell Industries N.V., 6%, 11/15/21	9,720,000	11,472,429
NOVA Chemicals Corp., 5.25%, 8/01/23 (n)	6,391,000	6,838,370

		$84,373,068
Computer Software - 0.0%
Seagate Technology HDD Holdings, 6.8%, 10/01/16	$370,000	$416,250
VeriSign, Inc., 4.625%, 5/01/23	325,000	311,187

		$727,437
Computer Software - Systems - 0.2%
Seagate HDD Cayman, 3.75%, 11/15/18 (n)	$4,052,000	$4,193,820

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - 0.5%
Roper Industries, Inc., 1.85%, 11/15/17	$12,204,000	$12,264,935

Consumer Products - 0.9%
Mattel, Inc., 1.7%, 3/15/18	$2,812,000	$2,785,885
Mattel, Inc., 5.45%, 11/01/41	7,865,000	8,385,293
Newell Rubbermaid, Inc., 2.05%, 12/01/17	6,178,000	6,200,556
Newell Rubbermaid, Inc., 4.7%, 8/15/20	5,052,000	5,396,461

		$22,768,195
Consumer Services - 1.7%
ADT Corp., 4.125%, 6/15/23	$10,022,000	$9,019,800
Experian Finance PLC, 2.375%, 6/15/17 (n)	18,068,000	18,340,429
Service Corp. International, 7%, 5/15/19	5,550,000	5,924,070
Service Corp. International, 5.375%, 1/15/22	1,705,000	1,739,100
Service Corp. International, 5.375%, 5/15/24 (z)	10,365,000	10,442,738

		$45,466,137
Containers - 1.0%
Ball Corp., 5%, 3/15/22	$9,522,000	$9,736,245
Crown American LLC, 4.5%, 1/15/23	16,055,000	15,332,525

		$25,068,770
Defense Electronics - 0.4%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$10,202,000	$11,768,781

Electronics - 1.0%
Flextronics International Ltd., 4.625%, 2/15/20	$7,770,000	$7,808,850
Jabil Circuit, Inc., 4.7%, 9/15/22	3,601,000	3,573,993
Tyco Electronics Group S.A., 6.55%, 10/01/17	2,450,000	2,837,999
Tyco Electronics Group S.A., 2.375%, 12/17/18	1,303,000	1,296,149
Tyco Electronics Group S.A., 3.5%, 2/03/22	11,088,000	11,156,723

		$26,673,714
Emerging Market Quasi-Sovereign - 0.2%
Petroleos Mexicanos, 4.875%, 1/18/24 (n)	$18,000	$18,626
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/24 (z)	6,383,000	6,374,957

		$6,393,583
Energy - Independent - 3.0%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$4,953,000	$5,723,182
Canadian Natural Resources Ltd., 3.8%, 4/15/24	462,000	470,899
Concho Resources, Inc., 5.5%, 4/01/23	8,338,000	8,681,942
Continental Resources, Inc., 4.5%, 4/15/23	5,093,000	5,351,984
EQT Corp., 4.875%, 11/15/21	7,176,000	7,682,805

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Hess Corp., 8.125%, 2/15/19	$1,452,000	$1,828,737
Noble Energy, Inc., 4.15%, 12/15/21	13,080,000	13,960,794
Pioneer Natural Resources Co., 6.65%, 3/15/17	6,900,000	7,830,299
Pioneer Natural Resources Co., 7.5%, 1/15/20	9,237,000	11,315,704
Pioneer Natural Resources Co., 3.95%, 7/15/22	5,000,000	5,155,635
Southwestern Energy Co., 7.5%, 2/01/18	8,649,000	10,315,939

		$78,317,920
Energy - Integrated - 0.6%
Murphy Oil Corp., 2.5%, 12/01/17	$13,691,000	$14,009,795
Pacific Rubiales Energy Corp., 5.125%, 3/28/23 (n)	684,000	660,915

		$14,670,710
Entertainment - 0.4%
Time Warner, Inc., 5.35%, 12/15/43	$6,056,000	$6,629,430
Viacom, Inc., 3.5%, 4/01/17	4,200,000	4,462,156

		$11,091,586
Financial Institutions - 4.1%
CIT Group, Inc., 5%, 5/15/17	$2,500,000	$2,671,875
CIT Group, Inc., 4.25%, 8/15/17	9,647,000	10,105,232
CIT Group, Inc., 5.25%, 3/15/18	2,885,000	3,094,162
CIT Group, Inc., 6.625%, 4/01/18 (n)	7,448,000	8,313,830
CIT Group, Inc., 5.5%, 2/15/19 (n)	5,815,000	6,265,662
General Electric Capital Corp., 1%, 1/08/16	3,232,000	3,253,603
General Electric Capital Corp., 1.6%, 11/20/17	9,117,000	9,166,068
General Electric Capital Corp., 5.5%, 1/08/20	8,500,000	9,806,688
General Electric Capital Corp., 3.15%, 9/07/22	3,815,000	3,815,530
International Lease Finance Corp., 7.125%, 9/01/18 (n)	3,221,000	3,736,360
International Lease Finance Corp., 6.25%, 5/15/19	3,853,000	4,252,749
International Lease Finance Corp., 5.875%, 8/15/22	15,000,000	15,825,000
SLM Corp., 6.25%, 1/25/16	4,180,000	4,509,175
SLM Corp., 6%, 1/25/17	15,703,000	17,096,641
SLM Corp., 4.875%, 6/17/19	1,385,000	1,424,824
SLM Corp., 8%, 3/25/20	2,532,000	2,924,460

		$106,261,859
Food & Beverages - 4.8%
Anheuser-Busch Inbev S.A., 4.625%, 2/01/44	$8,128,000	$8,497,450
Conagra Foods, Inc., 1.9%, 1/25/18	6,517,000	6,495,833
Constellation Brands, Inc., 7.25%, 9/01/16	18,881,000	21,241,125
Grupo Bimbo S.A.B. de C.V., 4.5%, 1/25/22 (n)	12,661,000	13,121,860
Heineken N.V., 1.4%, 10/01/17 (n)	290,000	289,006
J.M. Smucker Co., 3.5%, 10/15/21	12,140,000	12,462,317

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - continued
Kraft Foods Group, Inc., 6.5%, 2/09/40	$3,950,000	$4,990,916
Pernod Ricard S.A., 5.75%, 4/07/21 (n)	4,451,000	5,080,087
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	11,234,000	11,599,577
Smithfield Foods, Inc., 7.75%, 7/01/17	8,630,000	9,989,225
Smithfield Foods, Inc., 6.625%, 8/15/22	4,652,000	5,076,495
Tyson Foods, Inc., 6.6%, 4/01/16	12,881,000	14,169,783
Tyson Foods, Inc., 4.5%, 6/15/22	8,026,000	8,495,513
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)	4,831,000	4,908,030

		$126,417,217
Food & Drug Stores - 0.5%
CVS Caremark Corp., 3.25%, 5/18/15	$1,743,000	$1,789,017
CVS Caremark Corp., 5.75%, 6/01/17	978,000	1,106,950
CVS Caremark Corp., 2.75%, 12/01/22	3,513,000	3,357,595
CVS Caremark Corp., 5.75%, 5/15/41	3,147,000	3,736,033
Walgreen Co., 1.8%, 9/15/17	3,680,000	3,719,232

		$13,708,827
Forest & Paper Products - 1.6%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$13,758,000	$15,665,120
Graphic Packaging Holding Co., 7.875%, 10/01/18	5,343,000	5,676,938
International Paper Co., 6%, 11/15/41	5,640,000	6,610,356
Packaging Corp. of America, 3.9%, 6/15/22	13,788,000	13,967,396

		$41,919,810
Gaming & Lodging - 1.8%
Carnival Corp., 1.2%, 2/05/16	$13,000,000	$13,076,960
Carnival Corp., 1.875%, 12/15/17	4,565,000	4,581,101
Host Hotels & Resorts, Inc., REIT, 4.75%, 3/01/23	2,843,000	3,005,364
Wyndham Worldwide Corp., 2.5%, 3/01/18	7,176,000	7,239,773
Wyndham Worldwide Corp., 4.25%, 3/01/22	18,435,000	18,736,117

		$46,639,315
General Merchandise - 0.1%
Wal-Mart Stores, Inc., 4.3%, 4/22/44	$2,470,000	$2,457,312

Insurance - 1.7%
American International Group, Inc., 3.8%, 3/22/17	$7,167,000	$7,666,941
American International Group, Inc., 6.4%, 12/15/20	8,987,000	10,848,208
Prudential Financial, Inc., 4.75%, 9/17/15	1,745,000	1,840,987
Unum Group, 7.125%, 9/30/16	12,200,000	13,888,590
Unum Group, 4%, 3/15/24	1,537,000	1,561,048
UnumProvident Corp., 6.85%, 11/15/15 (n)	8,751,000	9,484,920

		$45,290,694

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Health - 1.3%
Aetna, Inc., 1.5%, 11/15/17	$3,281,000	$3,290,515
CIGNA Corp., 2.75%, 11/15/16	9,534,000	9,949,844
Humana, Inc., 7.2%, 6/15/18	10,075,000	12,009,108
Wellpoint, Inc., 1.875%, 1/15/18	9,382,000	9,330,174

		$34,579,641
Insurance - Property & Casualty - 2.0%
Aon Corp., 6.25%, 9/30/40	$1,832,000	$2,268,294
AXIS Capital Holdings Ltd., 5.875%, 6/01/20	1,810,000	2,064,444
AXIS Specialty Finance LLC, 2.65%, 4/01/19	492,000	494,228
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67	1,838,000	2,040,180
CNA Financial Corp., 5.875%, 8/15/20	6,010,000	6,987,725
CNA Financial Corp., 3.95%, 5/15/24	4,827,000	4,926,325
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18	4,402,000	4,472,978
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	8,500,000	9,319,893
Swiss Re Ltd., 4.25%, 12/06/42 (n)	1,842,000	1,753,857
XL Group PLC, 5.75%, 10/01/21	6,890,000	8,006,676
XL Group PLC, 6.5% to 4/15/17, FRN to 12/29/49	2,655,000	2,615,175
ZFS Finance USA Trust II, 6.45% to 6/15/16, FRN to 12/15/65 (n)	1,048,000	1,126,600
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	4,913,000	5,269,193

		$51,345,568
International Market Quasi-Sovereign - 0.2%
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)	$5,524,000	$6,104,020

Machinery & Tools - 0.4%
Case New Holland, Inc., 7.875%, 12/01/17	$4,401,000	$5,171,175
United Rentals North America, Inc., 5.75%, 11/15/24	5,750,000	5,965,625

		$11,136,800
Major Banks - 7.4%
Bank of America Corp., 2%, 1/11/18	$25,000,000	$25,043,375
Bank of America Corp., 7.625%, 6/01/19	1,290,000	1,591,949
Bank of America Corp., 5.625%, 7/01/20	360,000	411,421
Bank of America Corp., 4.125%, 1/22/24	16,866,000	17,104,468
Bank of America Corp., 4.875%, 4/01/44	4,051,000	4,117,777
Bank of America Corp., FRN, 5.2%, 12/31/49	6,497,000	6,107,180
Goldman Sachs Group, Inc., 5.625%, 1/15/17	7,771,000	8,565,670
JPMorgan Chase & Co., 2%, 8/15/17	13,489,000	13,689,271
JPMorgan Chase & Co., 4.25%, 10/15/20	6,107,000	6,565,801
JPMorgan Chase & Co., 4.5%, 1/24/22	9,500,000	10,279,133
JPMorgan Chase & Co., 3.25%, 9/23/22	3,915,000	3,868,278
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 8/29/49	10,747,000	11,391,820
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	3,281,000	3,579,948

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Morgan Stanley, 3.875%, 4/29/24	$9,255,000	$9,199,840
Morgan Stanley, 1.75%, 2/25/16	4,591,000	4,652,579
Morgan Stanley, 5.75%, 10/18/16	5,924,000	6,558,591
Morgan Stanley, 5.5%, 7/28/21	13,755,000	15,566,025
PNC Funding Corp., 5.625%, 2/01/17	7,355,000	8,165,219
Regions Financial Corp., 2%, 5/15/18	15,862,000	15,679,508
Wachovia Corp., 6.605%, 10/01/25	7,936,000	9,414,969
Wells Fargo & Co., 5.375%, 11/02/43	2,314,000	2,491,822
Wells Fargo & Co., 5.90% to 6/15/24, FRN to 12/29/49	9,738,000	9,972,686

		$194,017,330
Medical & Health Technology & Services - 2.6%
Davita, Inc., 6.625%, 11/01/20	$15,982,000	$17,040,807
Express Scripts Holding Co., 2.65%, 2/15/17	5,000,000	5,187,200
Fresenius Medical Care AG & Co. KGaA, 9%, 7/15/15 (n)	10,225,000	11,145,250
Fresenius Medical Care US Finance II, Inc., 6.5%, 9/15/18 (n)	7,266,000	8,156,085
Fresenius US Finance II, Inc., 4.25%, 2/01/21 (n)	1,610,000	1,618,050
HCA, Inc., 4.75%, 5/01/23	13,591,000	13,353,158
McKesson Corp., 5.7%, 3/01/17	5,010,000	5,559,286
McKesson Corp., 7.5%, 2/15/19	920,000	1,131,462
McKesson Corp., 2.7%, 12/15/22	2,842,000	2,688,853
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	1,177,000	1,144,783

		$67,024,934
Metals & Mining - 2.7%
Consol Energy, Inc., 5.875%, 4/15/22 (n)	$11,858,000	$12,213,740
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22	3,016,000	2,916,086
Glencore Funding LLC, 4.625%, 4/29/24 (z)	12,195,000	12,192,561
Kinross Gold Corp., 5.95%, 3/15/24 (n)	3,553,000	3,597,469
Plains Exploration & Production Co., 6.875%, 2/15/23	18,800,000	21,056,000
Rio Tinto Finance (USA) PLC, 3.5%, 3/22/22	3,322,000	3,354,403
Southern Copper Corp., 6.75%, 4/16/40	13,609,000	14,475,322
Southern Copper Corp., 5.25%, 11/08/42	1,909,000	1,709,666

		$71,515,247
Natural Gas - Distribution - 0.9%
AmeriGas Finance LLC, 7%, 5/20/22	$16,552,000	$18,207,200
ONEOK, Inc., 4.25%, 2/01/22	6,520,000	6,332,022

		$24,539,222
Natural Gas - Pipeline - 5.5%
Access Midstream Partner LP, 4.875%, 3/15/24	$10,475,000	$10,422,625
El Paso Pipeline Partners LP, 6.5%, 4/01/20	5,018,000	5,834,840
Energy Transfer Partners LP, 9.7%, 3/15/19	1,560,000	2,026,878

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Energy Transfer Partners LP, 5.2%, 2/01/22	$2,477,000	$2,708,282
Energy Transfer Partners LP, 6.5%, 2/01/42	2,418,000	2,806,154
Energy Transfer Partners LP, 5.15%, 2/01/43	8,888,000	8,794,294
EnLink Midstream Partners LP, 2.7%, 4/01/19	2,252,000	2,268,165
Enterprise Products Operating LLC, 3.9%, 2/15/24	2,924,000	2,957,012
Enterprise Products Operating LP, 5.2%, 9/01/20	2,000,000	2,266,286
Enterprise Products Partners LP, 6.3%, 9/15/17	2,590,000	2,997,474
Enterprise Products Partners LP, 4.45%, 2/15/43	4,527,000	4,334,919
Enterprise Products Partners LP, 7.034% to 1/15/18, FRN to 1/15/68	1,472,000	1,667,040
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	4,303,000	5,117,584
Kinder Morgan Energy Partners LP, 5.3%, 9/15/20	3,745,000	4,164,489
Kinder Morgan Energy Partners LP, 7.4%, 3/15/31	3,627,000	4,450,111
Kinder Morgan Energy Partners LP, 6.5%, 9/01/39	1,000,000	1,161,370
MarkWest Energy Partners LP, 4.5%, 7/15/23	11,978,000	11,678,550
NiSource Finance Corp., 3.85%, 2/15/23	10,894,000	11,014,270
NiSource Finance Corp., 4.8%, 2/15/44	4,239,000	4,165,687
ONEOK Partners LP, 2%, 10/01/17	7,668,000	7,732,703
Plains All American Pipeline, LP, 3.95%, 9/15/15	3,710,000	3,869,500
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	8,650,000	8,736,500
Spectra Energy Capital LLC, 8%, 10/01/19	5,750,000	7,116,045
Sunoco Logistics Partners LP, 5.3%, 4/01/44	6,108,000	6,339,689
Williams Cos., Inc., 3.7%, 1/15/23	13,106,000	12,101,137
Williams Partners LP, 5.4%, 3/04/44	6,408,000	6,750,623

		$143,482,227
Network & Telecom - 2.1%
AT&T, Inc., 1.4%, 12/01/17	$3,016,000	$3,004,129
Verizon Communications, Inc., 3.65%, 9/14/18	10,496,000	11,205,855
Verizon Communications, Inc., 4.5%, 9/15/20	12,714,000	13,856,162
Verizon Communications, Inc., 5.05%, 3/15/34	8,076,000	8,469,277
Verizon Communications, Inc., 6%, 4/01/41	4,310,000	4,971,150
Verizon Communications, Inc., 6.55%, 9/15/43	10,881,000	13,421,648

		$54,928,221
Other Banks & Diversified Financials - 3.7%
American Express Co., 2.65%, 12/02/22	$1,650,000	$1,583,866
American Express Credit Corp., 2.8%, 9/19/16	2,500,000	2,610,728
American Express Credit Corp., 2.375%, 3/24/17	6,255,000	6,480,273
BB&T Corp., 3.95%, 4/29/16	2,500,000	2,655,245
Capital One Bank (USA) N.A., 3.375%, 2/15/23	8,400,000	8,297,327
Capital One Financial Corp., 3.75%, 4/24/24	7,016,000	7,028,846
Capital One Financial Corp., 1%, 11/06/15	12,000,000	12,027,132
Citigroup, Inc., 1.25%, 1/15/16	2,586,000	2,600,383

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Discover Bank, 7%, 4/15/20	$17,724,000	$21,204,710
Fifth Third Bancorp, 2.3%, 3/01/19	1,175,000	1,172,815
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	3,146,000	4,184,180
Macquarie Group Ltd., 3%, 12/03/18 (n)	8,905,000	9,039,466
Swedbank AB, 2.125%, 9/29/17 (n)	12,318,000	12,517,355
U.S. Bancorp, 3%, 3/15/22	2,601,000	2,592,323
U.S. Bancorp, 2.95%, 7/15/22	3,423,000	3,314,080

		$97,308,729
Personal Computers & Peripherals - 0.6%
Equifax, Inc., 3.3%, 12/15/22	$14,996,000	$14,537,617

Pharmaceuticals - 4.8%
AbbVie, Inc., 1.75%, 11/06/17	$15,000,000	$15,089,865
Amgen, Inc., 2.3%, 6/15/16	3,000,000	3,083,274
Celgene Corp., 2.45%, 10/15/15	3,438,000	3,515,881
Celgene Corp., 1.9%, 8/15/17	16,532,000	16,767,300
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)	24,838,000	26,421,423
Gilead Sciences, Inc., 3.7%, 4/01/24	10,392,000	10,545,625
Hospira, Inc., 6.05%, 3/30/17	5,884,000	6,499,390
Hospira, Inc., 5.2%, 8/12/20	3,239,000	3,506,447
Mylan, Inc., 2.55%, 3/28/19	3,618,000	3,629,458
Mylan, Inc., 3.125%, 1/15/23 (n)	3,000,000	2,853,780
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22	8,150,000	7,761,555
Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21 (n)	3,540,000	3,681,600
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)	10,827,000	11,801,430
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	3,180,000	3,207,427
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	4,118,000	3,991,540
Watson Pharmaceuticals, Inc., 4.625%, 10/01/42	4,240,000	4,124,981

		$126,480,976
Pollution Control - 0.3%
Republic Services, Inc., 5.25%, 11/15/21	$6,200,000	$6,979,011

Printing & Publishing - 1.0%
Gannett Co., Inc., 5.125%, 10/15/19 (n)	$10,610,000	$11,047,663
Nielsen Finance LLC, 7.75%, 10/15/18	5,234,001	5,567,668
Pearson PLC, 4%, 5/17/16 (n)	9,720,000	10,261,365

		$26,876,696
Railroad & Shipping - 1.2%
Canadian Pacific Railway Co., 7.25%, 5/15/19	$11,151,000	$13,591,296
Canadian Pacific Railway Co., 4.5%, 1/15/22	6,058,000	6,506,534

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Railroad & Shipping - continued
CSX Corp., 7.375%, 2/01/19	$5,360,000	$6,563,449
CSX Corp., 4.4%, 3/01/43	4,000,000	3,916,120

		$30,577,399
Real Estate - 2.0%
Boston Properties LP, REIT, 3.7%, 11/15/18	$5,912,000	$6,297,013
Boston Properties LP, REIT, 3.85%, 2/01/23	3,562,000	3,635,046
ERP Operating LP, REIT, 5.375%, 8/01/16	2,950,000	3,240,646
Simon Property Group, Inc., REIT, 5.75%, 12/01/15	2,560,000	2,733,811
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	9,465,000	9,352,319
Simon Property Group, Inc., REIT, 10.35%, 4/01/19	5,828,000	7,906,504
Simon Property Group, Inc., REIT, 4.375%, 3/01/21	7,340,000	8,030,613
WEA Finance LLC, 6.75%, 9/02/19 (n)	9,872,000	11,950,885

		$53,146,837
Retailers - 3.0%
Dollar General Corp., 4.125%, 7/15/17	$21,009,000	$22,448,327
Dollar General Corp., 3.25%, 4/15/23	5,000,000	4,721,090
Gap, Inc., 5.95%, 4/12/21	23,607,000	26,864,081
Home Depot, Inc., 4.875%, 2/15/44	4,000,000	4,345,080
Limited Brands, Inc., 7%, 5/01/20	11,059,000	12,607,260
Limited Brands, Inc., 5.625%, 2/15/22	7,521,000	7,906,451

		$78,892,289
Specialty Chemicals - 0.7%
Ecolab, Inc., 3%, 12/08/16	$6,728,000	$7,073,449
Ecolab, Inc., 4.35%, 12/08/21	4,000,000	4,353,404
Mexichem S.A.B. de C.V., 6.75%, 9/19/42 (n)	7,533,000	7,636,579

		$19,063,432
Specialty Stores - 0.7%
Advance Auto Parts, Inc., 5.75%, 5/01/20	$4,332,000	$4,919,424
Advance Auto Parts, Inc., 4.5%, 1/15/22	5,239,000	5,510,307
Advance Auto Parts, Inc., 4.5%, 12/01/23	6,528,000	6,838,139

		$17,267,870
Telecommunications - Wireless - 1.9%
American Tower Corp., REIT, 4.625%, 4/01/15	$10,110,000	$10,466,741
American Tower Corp., REIT, 4.5%, 1/15/18	5,760,000	6,227,309
American Tower Corp., REIT, 4.7%, 3/15/22	7,973,000	8,369,123
American Tower Corp., REIT, 3.5%, 1/31/23	3,999,000	3,844,699
CC Holdings GS V LLC, 2.381%, 12/15/17	5,000,000	5,056,655
Crown Castle International Corp., 5.25%, 1/15/23	4,570,000	4,695,675
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	1,615,000	1,869,228

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	$1,400,000	$1,552,312
Rogers Communications, Inc., 5%, 3/15/44	5,381,000	5,506,662
Vodafone Group PLC, 5.625%, 2/27/17	1,452,000	1,626,329

		$49,214,733
Tobacco - 2.4%
Altria Group, Inc., 4%, 1/31/24	$3,204,000	$3,263,758
B.A.T. International Finance PLC, 2.125%, 6/07/17 (n)	8,948,000	9,145,169
Lorillard Tobacco Co., 2.3%, 8/21/17	9,055,000	9,241,841
Lorillard Tobacco Co., 8.125%, 6/23/19	17,790,000	22,115,372
Lorillard Tobacco Co., 6.875%, 5/01/20	5,000,000	5,904,420
Reynolds American, Inc., 6.75%, 6/15/17	7,310,000	8,427,823
Reynolds American, Inc., 4.75%, 11/01/42	4,190,000	3,934,628

		$62,033,011
Transportation - Services - 0.2%
ERAC USA Finance Co., 6.375%, 10/15/17 (n)	$1,400,000	$1,607,732
ERAC USA Finance Co., 5.625%, 3/15/42 (n)	2,420,000	2,704,517

		$4,312,249
Utilities - Electric Power - 2.9%
American Electric Power Co., Inc., 1.65%, 12/15/17	$8,244,000	$8,234,305
Calpine Corp., 7.875%, 7/31/20 (n)	12,450,000	13,648,312
CenterPoint Energy, Inc., 5.95%, 2/01/17	4,600,000	5,171,808
CMS Energy Corp., 6.25%, 2/01/20	6,891,000	8,130,684
CMS Energy Corp., 5.05%, 3/15/22	5,159,000	5,806,934
Duke Energy Corp., 1.625%, 8/15/17	3,267,000	3,296,370
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	2,663,000	2,667,719
NRG Energy, Inc., 6.25%, 7/15/22 (n)	9,885,000	10,218,619
PPL Capital Funding, Inc., 5%, 3/15/44	5,193,000	5,440,732
PPL Corp., 4.2%, 6/15/22	2,500,000	2,630,203
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	5,693,000	6,276,350
PSEG Power LLC, 5.32%, 9/15/16	1,727,000	1,899,007
Waterford 3 Funding Corp., 8.09%, 1/02/17	2,634,501	2,632,030

		$76,053,073
Total Bonds (Identified Cost, $2,366,329,883)		$2,460,572,236

Money Market Funds - 5.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	139,940,086	$139,940,086
Total Investments (Identified Cost, $2,506,269,969)		$2,600,512,322

Other Assets, Less Liabilities - 0.7%		19,236,604
Net Assets - 100.0%		$2,619,748,926

22

Portfolio of Investments – continued

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $443,807,644 representing 16.9% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40	3/01/06	$1,761,291	$1,165,509
BlackRock Capital Finance LP, 7.75%, 9/25/26	10/10/96-1/03/97	284,257	35,080
CEMEX Finance LLC, 6%, 4/01/24	3/25/14	7,576,000	7,585,470
Falcon Franchise Loan LLC, FRN, 14.91%, 1/05/25	1/29/03	72,991	315,007
G-Force LLC, CDO, “A2”, 4.83%, 8/22/36	1/20/11	83,620	88,036
Glencore Funding LLC, 4.625%, 4/29/24	4/22/14	12,145,753	12,192,561
Service Corp. International, 5.375%, 5/15/24	4/28/14	10,365,000	10,442,738
Spirit Master Funding LLC, 5.05%, 7/20/23	10/04/05	1,601,962	1,655,425
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/24	4/28/14	6,313,425	6,374,957
Tencent Holdings Ltd., 3.375%, 5/02/19	4/22/14	1,314,620	1,322,872
Videotron Ltd., 5.375%, 6/15/24	3/26/14	4,025,000	4,055,188
Total Restricted Securities			$45,232,843
% of Net assets			1.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,366,329,883)	$2,460,572,236
Underlying affiliated funds, at cost and value	139,940,086
Total investments, at value (identified cost, $2,506,269,969)	$2,600,512,322
Receivables for
Investments sold	16,513,311
Fund shares sold	6,201,556
Interest and dividends	26,600,200
Other assets	10,000
Total assets	$2,649,837,389
Liabilities
Payables for
Distributions	$813,196
Investments purchased	21,529,257
Fund shares reacquired	5,729,445
Payable to affiliates
Investment adviser	45,806
Shareholder servicing costs	1,466,573
Distribution and service fees	44,297
Payable for independent Trustees’ compensation	43,183
Accrued expenses and other liabilities	416,706
Total liabilities	$30,088,463
Net assets	$2,619,748,926
Net assets consist of
Paid-in capital	$2,550,437,237
Unrealized appreciation (depreciation) on investments	94,242,353
Accumulated distributions in excess of net realized gain on investments	(22,363,265)
Accumulated distributions in excess of net investment income	(2,567,399)
Net assets	$2,619,748,926
Shares of beneficial interest outstanding	186,981,021

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,489,744,457	106,273,825	$14.02
Class B	87,093,904	6,227,427	13.99
Class C	276,007,854	19,757,128	13.97
Class I	446,377,280	31,854,606	14.01
Class R1	21,547,944	1,541,296	13.98
Class R2	77,290,290	5,513,845	14.02
Class R3	63,348,819	4,519,122	14.02
Class R4	139,924,255	9,979,365	14.02
Class R5	18,414,123	1,314,407	14.01

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.72 [100 / 95.25 x $14.02]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$110,175,965
Dividends from underlying affiliated funds	123,528
Total investment income	$110,299,493
Expenses
Management fee	$10,583,264
Distribution and service fees	8,728,066
Shareholder servicing costs	3,597,356
Administrative services fee	338,610
Independent Trustees’ compensation	47,215
Custodian fee	236,839
Shareholder communications	517,791
Audit and tax fees	70,498
Legal fees	27,627
Miscellaneous	308,855
Total expenses	$24,456,121
Fees paid indirectly	(117)
Reduction of expenses by investment adviser and distributor	(124,939)
Net expenses	$24,331,065
Net investment income	$85,968,428
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$4,611,412
Change in unrealized appreciation (depreciation) on investments	$(83,546,950)
Net realized and unrealized gain (loss) on investments	$(78,935,538)
Change in net assets from operations	$7,032,890

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2014	2013
Change in net assets
From operations
Net investment income	$85,968,428	$91,764,933
Net realized gain (loss) on investments	4,611,412	38,515,984
Net unrealized gain (loss) on investments	(83,546,950)	81,168,561
Change in net assets from operations	$7,032,890	$211,449,478
Distributions declared to shareholders
From net investment income	$(93,111,965)	$(108,799,618)
From net realized gain on investments	(6,847,311)	—
Total distributions declared to shareholders	$(99,959,276)	$(108,799,618)
Change in net assets from fund share transactions	$(541,774,012)	$800,568,084
Total change in net assets	$(634,700,398)	$903,217,944
Net assets
At beginning of period	3,254,449,324	2,351,231,380
At end of period (including accumulated distributions in excess of net investment income of $2,567,399 and $5,645,096, respectively)	$2,619,748,926	$3,254,449,324

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.38	$13.86	$13.64	$13.17	$10.95
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.46	$0.59	$0.68	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.61	0.32	0.53	2.23
Total from investment operations	$0.16	$1.07	$0.91	$1.21	$2.94
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.55)	$(0.69)	$(0.74)	$(0.72)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.52)	$(0.55)	$(0.69)	$(0.74)	$(0.72)
Net asset value, end of period (x)	$14.02	$14.38	$13.86	$13.64	$13.17
Total return (%) (r)(s)(t)(x)	1.18	7.82	6.92	9.46	27.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.84	0.85	0.87
Expenses after expense reductions (f)	0.81	0.83	0.84	0.85	0.87
Net investment income	3.19	3.24	4.38	5.09	5.72
Portfolio turnover	31	47	47	58	91
Net assets at end of period (000 omitted)	$1,489,744	$1,766,159	$1,350,525	$884,807	$781,496

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Years ended 4/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.35	$13.82	$13.60	$13.14	$10.91
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.49	$0.58	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.62	0.32	0.52	2.23
Total from investment operations	$0.05	$0.97	$0.81	$1.10	$2.85
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.44)	$(0.59)	$(0.64)	$(0.62)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.44)	$(0.59)	$(0.64)	$(0.62)
Net asset value, end of period (x)	$13.99	$14.35	$13.82	$13.60	$13.14
Total return (%) (r)(s)(t)(x)	0.42	7.11	6.13	8.58	26.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.58	1.60	1.60	1.62
Expenses after expense reductions (f)	1.57	1.58	1.60	1.60	1.62
Net investment income	2.44	2.51	3.64	4.35	5.00
Portfolio turnover	31	47	47	58	91
Net assets at end of period (000 omitted)	$87,094	$112,822	$89,789	$63,614	$62,341

Class C	Years ended 4/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.33	$13.81	$13.58	$13.12	$10.90
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.49	$0.58	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.61	0.33	0.52	2.22
Total from investment operations	$0.05	$0.96	$0.82	$1.10	$2.84
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.44)	$(0.59)	$(0.64)	$(0.62)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.44)	$(0.59)	$(0.64)	$(0.62)
Net asset value, end of period (x)	$13.97	$14.33	$13.81	$13.58	$13.12
Total return (%) (r)(s)(t)(x)	0.42	7.04	6.21	8.59	26.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.58	1.60	1.60	1.62
Expenses after expense reductions (f)	1.57	1.58	1.60	1.60	1.62
Net investment income	2.45	2.49	3.62	4.35	4.97
Portfolio turnover	31	47	47	58	91
Net assets at end of period (000 omitted)	$276,008	$412,671	$280,260	$152,326	$117,744

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Years ended 4/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.38	$13.86	$13.64	$13.18	$10.95
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.49	$0.62	$0.71	$0.74
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.61	0.33	0.53	2.24
Total from investment operations	$0.18	$1.10	$0.95	$1.24	$2.98
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.58)	$(0.73)	$(0.78)	$(0.75)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.55)	$(0.58)	$(0.73)	$(0.78)	$(0.75)
Net asset value, end of period (x)	$14.01	$14.38	$13.86	$13.64	$13.18
Total return (%) (r)(s)(x)	1.36	8.09	7.18	9.65	27.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.58	0.60	0.60	0.62
Expenses after expense reductions (f)	0.57	0.58	0.60	0.60	0.62
Net investment income	3.43	3.44	4.58	5.31	5.98
Portfolio turnover	31	47	47	58	91
Net assets at end of period (000 omitted)	$446,377	$666,992	$361,290	$114,736	$43,990

Class R1	Years ended 4/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.34	$13.82	$13.59	$13.13	$10.91
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.36	$0.50	$0.58	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.60	0.32	0.52	2.22
Total from investment operations	$0.05	$0.96	$0.82	$1.10	$2.84
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.44)	$(0.59)	$(0.64)	$(0.62)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.44)	$(0.59)	$(0.64)	$(0.62)
Net asset value, end of period (x)	$13.98	$14.34	$13.82	$13.59	$13.13
Total return (%) (r)(s)(x)	0.42	7.04	6.21	8.59	26.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.58	1.60	1.61	1.62
Expenses after expense reductions (f)	1.57	1.58	1.60	1.61	1.62
Net investment income	2.44	2.58	3.67	4.38	4.99
Portfolio turnover	31	47	47	58	91
Net assets at end of period (000 omitted)	$21,548	$8,672	$10,894	$9,492	$10,941

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Years ended 4/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.38	$13.86	$13.63	$13.17	$10.94
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.43	$0.56	$0.65	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.60	0.33	0.52	2.24
Total from investment operations	$0.12	$1.03	$0.89	$1.17	$2.92
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.51)	$(0.66)	$(0.71)	$(0.69)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.48)	$(0.51)	$(0.66)	$(0.71)	$(0.69)
Net asset value, end of period (x)	$14.02	$14.38	$13.86	$13.63	$13.17
Total return (%) (r)(s)(x)	0.93	7.56	6.73	9.11	27.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.10	1.10	1.12
Expenses after expense reductions (f)	1.07	1.08	1.10	1.10	1.12
Net investment income	2.94	3.03	4.15	4.85	5.47
Portfolio turnover	31	47	47	58	91
Net assets at end of period (000 omitted)	$77,290	$73,594	$112,858	$66,050	$65,141

Class R3	Years ended 4/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.38	$13.86	$13.63	$13.17	$10.94
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.46	$0.60	$0.68	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.61	0.32	0.52	2.24
Total from investment operations	$0.16	$1.07	$0.92	$1.20	$2.95
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.55)	$(0.69)	$(0.74)	$(0.72)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.52)	$(0.55)	$(0.69)	$(0.74)	$(0.72)
Net asset value, end of period (x)	$14.02	$14.38	$13.86	$13.63	$13.17
Total return (%) (r)(s)(x)	1.18	7.82	6.99	9.38	27.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.85	0.85	0.87
Expenses after expense reductions (f)	0.82	0.83	0.84	0.85	0.87
Net investment income	3.19	3.26	4.40	5.11	5.73
Portfolio turnover	31	47	47	58	91
Net assets at end of period (000 omitted)	$63,349	$68,674	$63,099	$50,351	$49,555

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Years ended 4/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.38	$13.87	$13.64	$13.18	$10.95
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.49	$0.63	$0.72	$0.74
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.60	0.33	0.52	2.24
Total from investment operations	$0.19	$1.09	$0.96	$1.24	$2.98
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.58)	$(0.73)	$(0.78)	$(0.75)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.55)	$(0.58)	$(0.73)	$(0.78)	$(0.75)
Net asset value, end of period (x)	$14.02	$14.38	$13.87	$13.64	$13.18
Total return (%) (r)(s)(x)	1.43	8.01	7.26	9.65	27.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.58	0.59	0.60	0.62
Expenses after expense reductions (f)	0.57	0.58	0.59	0.60	0.62
Net investment income	3.44	3.46	4.65	5.34	5.97
Portfolio turnover	31	47	47	58	91
Net assets at end of period (000 omitted)	$139,924	$144,755	$82,516	$71,481	$61,604

Class R5	Years ended 4/30
	2014	2013 (i)
Net asset value, beginning of period	$14.38	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	0.64
Total from investment operations	$0.20	$1.10
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.54)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.57)	$(0.54)
Net asset value, end of period (x)	$14.01	$14.38
Total return (%) (r)(s)(x)	1.47	8.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.49	(a)
Expenses after expense reductions (f)	0.46	0.49	(a)
Net investment income	3.57	3.52	(a)
Portfolio turnover	31	47
Net assets at end of period (000 omitted)	$18,414	$110

See Notes to Financial Statements

32

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of FASB Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets

34

Notes to Financial Statements – continued

and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

35

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$12,497,603	$—	$12,497,603
U.S. Corporate Bonds	—	2,132,418,784	—	2,132,418,784
Residential Mortgage-Backed Securities	—	35,080	—	35,080
Commercial Mortgage-Backed Securities	—	15,458,107	—	15,458,107
Asset-Backed Securities (including CDOs)	—	4,985,815	—	4,985,815
Foreign Bonds	—	295,176,847	—	295,176,847
Mutual Funds	139,940,086	—	—	139,940,086
Total Investments	$139,940,086	$2,460,572,236	$—	$2,600,512,322

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

36

Notes to Financial Statements – continued

the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

37

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/14	4/30/13
Ordinary income (including any short-term capital gains)	$93,943,452	$108,799,618
Long-term capital gains	6,015,824	—
Total distributions	$99,959,276	$108,799,618

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/14
Cost of investments	$2,525,637,628
Gross appreciation	91,506,221
Gross depreciation	(16,631,527)
Net unrealized appreciation (depreciation)	$74,874,694
Undistributed ordinary income	5,371,520
Post-October capital loss deferral	(2,995,606)
Other temporary differences	(7,938,919)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

38

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/14	Year ended 4/30/13 (i)	Year ended 4/30/14	Year ended 4/30/13 (i)
Class A	$53,148,200	$61,809,378	$3,871,277	$—
Class B	2,582,791	3,363,369	239,402	—
Class C	8,682,243	11,230,629	781,584	—
Class I	18,422,661	21,903,996	1,190,840	—
Class R1	420,365	308,039	56,140	—
Class R2	2,348,500	2,499,375	197,280	—
Class R3	2,202,412	2,644,011	161,162	—
Class R4	5,036,516	5,036,770	341,464	—
Class R5	268,277	4,051	8,162	—
Total	$93,111,965	$108,799,618	$6,847,311	$—

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2014, this management fee reduction amounted to $50,665, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,219,506 for the year ended April 30, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

39

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,855,457
Class B	0.75%	0.25%	1.00%	1.00%	960,029
Class C	0.75%	0.25%	1.00%	1.00%	3,235,715
Class R1	0.75%	0.25%	1.00%	1.00%	151,824
Class R2	0.25%	0.25%	0.50%	0.50%	365,482
Class R3	—	0.25%	0.25%	0.25%	159,559
Total Distribution and Service Fees					$8,728,066

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2014, this rebate amounted to $67,227, $193, $332, and $776 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2014, were as follows:

Amount
Class A	$158,545
Class B	229,268
Class C	99,083

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2014, the fee was $433,875, which equated to 0.0157% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,163,481.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

40

Notes to Financial Statements – continued

services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.0123% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,972 and the Retirement Deferral plan resulted in an expense of $539. Both amounts are included in independent Trustees’ compensation for the year ended April 30, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $43,177 at April 30, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,144 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,746, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

41

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 7,236 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$26,194,134	$27,255,737
Investments (non-U.S. Government securities)	$783,493,314	$1,377,765,068

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	24,759,690	$343,206,554	51,565,173	$729,587,077
Class B	446,283	6,190,909	2,786,462	39,092,197
Class C	2,936,389	40,649,612	13,341,388	187,844,986
Class I	12,777,304	176,816,182	33,709,066	477,244,469
Class R1	1,310,320	18,045,204	213,324	3,001,252
Class R2	2,113,552	29,226,264	2,164,750	30,632,152
Class R3	1,197,626	16,502,944	1,770,089	25,048,300
Class R4	2,212,960	30,612,467	7,579,598	106,499,050
Class R5	1,390,309	19,168,868	7,511	103,860
	49,144,433	$680,419,004	113,137,361	$1,599,053,343

Shares issued to shareholders in reinvestment of distributions
Class A	3,806,918	$52,628,224	3,906,110	$55,361,501
Class B	189,931	2,619,314	213,972	3,024,529
Class C	525,823	7,242,351	557,364	7,873,429
Class I	1,032,533	14,269,198	976,810	13,861,152
Class R1	34,364	474,437	21,830	307,940
Class R2	174,120	2,407,755	165,716	2,346,490
Class R3	170,907	2,362,624	186,591	2,643,360
Class R4	388,839	5,377,959	354,870	5,036,770
Class R5	19,889	276,439	285	4,051
	6,343,324	$87,658,301	6,383,548	$90,459,222

42

Notes to Financial Statements – continued

	Year ended 4/30/14		Year ended 4/30/13 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(45,113,417)	$(622,809,502)	(30,097,466)	$(426,940,848)
Class B	(2,273,542)	(31,308,059)	(1,630,664)	(23,032,523)
Class C	(12,505,742)	(171,810,327)	(5,394,843)	(76,227,956)
Class I	(28,352,689)	(391,125,550)	(14,361,648)	(203,662,129)
Class R1	(408,018)	(5,622,560)	(418,811)	(5,907,123)
Class R2	(1,891,749)	(26,167,164)	(5,356,107)	(74,793,827)
Class R3	(1,625,073)	(22,422,443)	(1,734,246)	(24,552,717)
Class R4	(2,686,117)	(37,149,430)	(3,822,042)	(53,825,230)
Class R5	(103,437)	(1,436,282)	(150)	(2,128)
	(94,959,784)	$(1,309,851,317)	(62,815,977)	$(888,944,481)

Net change
Class A	(16,546,809)	$(226,974,724)	25,373,817	$358,007,730
Class B	(1,637,328)	(22,497,836)	1,369,770	19,084,203
Class C	(9,043,530)	(123,918,364)	8,503,909	119,490,459
Class I	(14,542,852)	(200,040,170)	20,324,228	287,443,492
Class R1	936,666	12,897,081	(183,657)	(2,597,931)
Class R2	395,923	5,466,855	(3,025,641)	(41,815,185)
Class R3	(256,540)	(3,556,875)	222,434	3,138,943
Class R4	(84,318)	(1,159,004)	4,112,426	57,710,590
Class R5	1,306,761	18,009,025	7,646	105,783
	(39,472,027)	$(541,774,012)	56,704,932	$800,568,084

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2014, the fund’s commitment fee and interest expense were $12,512 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

43

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	104,114,588	950,825,438	(914,999,940)	139,940,086

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$123,528	$139,940,086

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2014

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

49

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Richard Hawkins Robert Persons

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2013 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $9,121,000 as capital gain dividends paid during the fiscal year.

51

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2014

MFS® LIMITED MATURITY FUND

MQL-ANN

MFS® LIMITED MATURITY FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

After gaining momentum late last year, the U.S. economy slipped this winter, as severe weather curtailed activity. More recently, however, labor market data, consumer confidence, retail sales and industrial output have indicated that the U.S. economy could be regaining traction.

Europe emerged from its recession midway through 2013. However, its pace of growth has been slow, high unemployment persists and the risk of deflation exists. Asia remains vulnerable. China’s economic growth has slowed, and Japan’s early progress toward an economic turnaround continues to face obstacles. Emerging markets have also displayed much higher volatility, affected by the early transition from aggressive central bank monetary easing.

With so much uncertainty, global financial markets began 2014 with much greater volatility than last year’s broad-based rally. For equity investors, attention to company fundamentals has taken on more importance. Bond investors have been attuned to heightened risks from possible interest rate increases.

As always at MFS®, active risk management is an integral part of how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

June 13, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	66.0%
Asset-Backed Securities	11.1%
Non-U.S. Government Bonds	9.1%
U.S. Treasury Securities	4.5%
Emerging Markets Bonds	3.0%
Mortgage-Backed Securities	2.0%
Commercial Mortgage-Backed Securities	1.0%
Collateralized Debt Obligations	0.7%
Municipal Bonds	0.5%
U.S. Government Agencies	0.4%

Composition including fixed income credit quality (a)(i)
AAA	17.7%
AA	13.8%
A	31.5%
BBB	25.9%
BB	0.4%
B	0.1%
CCC	0.1%
CC	0.1%
C	0.3%
D	0.2%
U.S. Government	5.3%
Federal Agencies	2.4%
Not Rated	0.5%
Cash & Other	1.7%

Portfolio facts (i)
Average Duration (d)	1.4
Average Effective Maturity (m)	2.0 yrs.

Issuer country weightings (i)(x)
United States	59.8%
United Kingdom	6.7%
France	4.4%
Canada	3.5%
Netherlands	3.5%
Sweden	3.3%
Australia	3.2%
Japan	2.9%
Norway	2.5%
Other Countries	10.2%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2014, Class A shares of the MFS Limited Maturity Fund (“fund”) provided a total return of 0.44%, at net asset value. This compares with a return of 0.69% for the fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

Early in the period, jitters over a banking crisis in Cyprus were more than offset by ongoing accommodative global monetary policy and improving economic data, resulting in gains in both equity and fixed income markets. As the period progressed, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging market (“EM”) stresses surfaced as markets focused on imbalances and stagflationary conditions in certain EM countries. In addition, political instability increased in certain areas, notably in the Ukraine where tensions escalated following a change in government and Russia’s annexation of Crimea. Later in the period, markets were forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the major US equity indexes traded near their all-time highs by the end of the period.

Factors Affecting Performance

Relative to the Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s exposure to holdings with cash flows beyond 3 years, in particular Fannie Mae Mortgage backed securities, held back relative returns.

A greater exposure to corporate bonds in both the finance and industrial sectors strengthened relative performance. Additionally, the fund benefited from a greater relative exposure to “A” and “BBB” rated (r) securities. The portion of the fund’s return

4

Management Review – continued

derived from yield, which was greater than that of the benchmark, further supported relative performance as short-term corporate debt out-yielded short-term government bonds during the reporting period.

Respectfully,

James Calmas

Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	0.44%	3.41%	2.76%	N/A
B	9/07/93	(0.32)%	2.64%	1.98%	N/A
C	7/01/94	(0.41)%	2.54%	1.89%	N/A
I	1/02/97	0.59%	3.53%	2.89%	N/A
R1	4/01/05	(0.41)%	2.54%	N/A	2.03%
R2	10/31/03	0.19%	3.15%	2.43%	N/A
R3	4/01/05	0.34%	3.31%	N/A	2.76%
R4	4/01/05	0.59%	3.57%	N/A	3.05%
R5	9/04/12	0.66%	N/A	N/A	1.23%
529A	7/31/02	0.39%	3.34%	2.56%	N/A
529B	7/31/02	(0.21)%	2.59%	1.85%	N/A
529C	7/31/02	(0.46)%	2.50%	1.76%	N/A
Comparative benchmark
Barclays 1-3 Year U.S. Government/ Credit Bond Index (f)		0.69%	1.87%	2.93%	N/A
Average annual with sales charge
A With initial Sales Charge (2.50%)		(2.07)%	2.89%	2.50%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.27)%	2.28%	1.98%	N/A
C With CDSC (1% for 12 months) (v)		(1.40)%	2.54%	1.89%	N/A
529A With initial Sales Charge (2.50%)		(2.12)%	2.82%	2.30%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(4.17)%	2.23%	1.85%	N/A
529C With CDSC (1% for 12 months) (v)		(1.45)%	2.50%	1.76%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2013 through April 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/13	Ending Account Value 4/30/14	Expenses Paid During Period (p) 11/01/13-4/30/14
A	Actual	0.73%	$1,000.00	$1,005.79	$3.63
	Hypothetical (h)	0.73%	$1,000.00	$1,021.17	$3.66
B	Actual	1.49%	$1,000.00	$1,000.33	$7.39
	Hypothetical (h)	1.49%	$1,000.00	$1,017.41	$7.45
C	Actual	1.59%	$1,000.00	$999.87	$7.88
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
I	Actual	0.59%	$1,000.00	$1,006.53	$2.94
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R1	Actual	1.59%	$1,000.00	$1,001.52	$7.89
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
R2	Actual	0.99%	$1,000.00	$1,004.54	$4.92
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
R3	Actual	0.84%	$1,000.00	$1,003.63	$4.17
	Hypothetical (h)	0.84%	$1,000.00	$1,020.63	$4.21
R4	Actual	0.59%	$1,000.00	$1,006.54	$2.94
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R5	Actual	0.52%	$1,000.00	$1,005.22	$2.59
	Hypothetical (h)	0.52%	$1,000.00	$1,022.22	$2.61
529A	Actual	0.78%	$1,000.00	$1,005.54	$3.88
	Hypothetical (h)	0.78%	$1,000.00	$1,020.93	$3.91
529B	Actual	1.54%	$1,000.00	$1,001.72	$7.64
	Hypothetical (h)	1.54%	$1,000.00	$1,017.16	$7.70
529C	Actual	1.63%	$1,000.00	$1,001.28	$8.09
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529C shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.2%
Issuer	Shares/Par	Value ($)

Asset-Backed & Securitized - 12.8%
AmeriCredit Automobile Receivables Trust, “A2”, 0.74%, 11/08/16	$3,933,009	$3,938,142
ARI Fleet Lease Trust, “A”, FRN, 0.702%, 3/15/20 (n)	1,289,184	1,290,523
ARI Fleet Lease Trust, “A”, FRN, 0.452%, 1/15/21 (n)	3,262,409	3,259,933
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22 (z)	2,560,000	2,559,936
Babson Ltd., CLO, “A1”, FRN, 0.478%, 7/20/19 (n)	560,702	557,474
Bayview Commercial Asset Trust, FRN, 0.462%, 8/25/35 (z)	885,588	785,015
Bayview Commercial Asset Trust, FRN, 0.422%, 4/25/36 (z)	767,771	666,228
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36 (i)(z)	3,790,534	0
Bayview Financial Acquisition Trust, FRN, 5.638%, 11/28/36	1,982,663	1,939,382
Bayview Financial Acquisition Trust, FRN, 5.483%, 2/28/41	649,570	665,510
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40 (z)	843,374	558,090
BMW Vehicle Lease Trust, “A2”, 0.45%, 3/21/16	5,000,000	5,000,555
Capital Auto Receivables Asset Trust, 2013-4, “A1”, FRN, 0.532%, 3/21/16	5,030,000	5,036,534
Capital Trust Realty Ltd., CDO, 5.16%, 6/25/35 (n)	91,770	94,222
Cent CDO XI Ltd., “A1”, FRN, 0.489%, 4/25/19 (n)	3,430,225	3,390,215
Chesapeake Funding LLC, “A”, FRN, 0.902%, 11/07/23 (n)	3,591,530	3,604,571
Chesapeake Funding LLC, “A”, FRN, 0.602%, 1/07/25 (n)	5,140,000	5,146,183
Chrysler Capital Auto Receivables Trust, 2013-AA, “A2”, 0.61%, 11/15/16 (n)	6,310,000	6,316,575
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	1,520,000	1,661,807
CNH Equipment Trust, “A2”, 0.45%, 4/15/16	547,940	548,004
CNH Equipment Trust, “A2”, 0.63%, 1/17/17	4,220,000	4,224,579
CNH Wholesale Master Note Trust, “A”, FRN, 0.752%, 8/15/19 (n)	8,000,000	8,009,222
Commercial Mortgage Asset Trust, FRN, 0.811%, 1/17/32 (i)(z)	3,562,448	20,748
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 9/16/19 (n)	1,046,221	1,053,062
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 6.053%, 9/15/15	2,708,691	2,962,246
Credit-Based Asset Servicing & Securitization LLC, 4.332%, 12/25/35	719,192	674,461
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.246%, 1/25/37 (d)(q)	2,541,526	1,198,551
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.261%, 3/25/37 (d)(q)	3,641,023	2,196,094
CWCapital Cobalt Ltd., “A4”, FRN, 5.963%, 5/15/46	2,929,962	3,248,765

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (z)	$6,070,000	$6,069,448
Ford Credit Auto Lease Trust, 2013-B, “A2A”, 0.59%, 1/15/16	2,100,000	2,102,216
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.502%, 9/15/16	5,090,000	5,093,823
GE Equipment Small Ticket LLC, “A2”, 0.73%, 1/25/16 (n)	1,840,000	1,843,498
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	7,373,000	7,381,169
Gramercy Real Estate Ltd., CDO, FRN, 0.549%, 7/25/35 (z)	353,375	349,894
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.7%, 12/10/27 (n)	7,120,000	7,134,333
HLSS Servicer Advance Receivables Trust, 2014-T1, “A1”, 1.244%, 1/17/45 (n)	2,220,000	2,221,776
Honda Auto Receivables Owner Trust, “A2”, 0.54%, 1/15/16	6,213,550	6,219,838
Hyundai Auto Lease Securitization Trust, “A2” , 0.51%, 9/15/15 (n)	2,427,525	2,428,226
Hyundai Auto Lease Securitization Trust, “A2”, 0.75%, 3/15/16 (n)	8,097,201	8,114,310
IMPAC CMB Trust, FRN, 0.892%, 11/25/34	283,876	270,350
IMPAC CMB Trust, FRN, 1.072%, 11/25/34	298,817	273,801
IMPAC Secured Assets Corp., FRN, 0.502%, 5/25/36	762,016	747,419
Interstar Millennium Trust, FRN, 0.634%, 3/14/36	253,062	243,874
John Deere Owner Trust, “A2”, 0.55%, 1/15/16	2,179,686	2,181,445
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	3,874,000	4,245,834
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.464%, 9/12/37	817,940	822,732
Kingsland III Ltd., “A1”, CDO, FRN, 0.451%, 8/24/21 (n)	2,407,300	2,386,985
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17 (z)	2,650,000	2,649,701
LB Commercial Conduit Mortgage Trust, FRN, 1.557%, 10/15/35 (i)	2,571,890	112,639
Mercedes-Benz Auto Lease Trust, 2013-B, “A2”, 0.53%, 9/15/15	5,480,000	5,483,151
Mercedes-Benz Master Owner Trust, FRN, 0.422%, 11/15/16 (n)	7,280,000	7,282,031
Merrill Lynch Mortgage Investors, Inc., 5.12%, 2/25/37 (d)(q)	2,004,171	465,485
Morgan Stanley Capital I, Inc., FRN, 1.715%, 3/15/31 (i)(z)	321,542	13
Motor PLC, “A1”, FRN, 0.645%, 8/25/21 (n)	4,760,000	4,759,962
New Residential Advance Receivables Tust, 2014-T1, “A1”, 1.274%, 3/15/45 (z)	3,200,000	3,200,640
Nissan Auto Lease Trust, 2013-B, “A2B”, FRN, 0.422%, 1/15/16	4,200,000	4,204,061
Nissan Master Owner Trust Receivables 2013, “A”, FRN, 0.452%, 2/15/18	7,030,000	7,032,552
Option One Mortgage Loan Trust, FRN, 5.611%, 1/25/37	1,990,000	1,967,533
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.456%, 12/25/36 (d)(q)	1,983,909	885,659
Porsche Innovative Lease Owner Trust, 2013-1, “A2”, 0.54%, 1/22/16 (n)	5,000,000	5,004,370

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Race Point CLO Ltd., “A1A”, FRN, 0.425%, 8/01/21 (n)	$3,553,646	$3,516,670
Santander Drive Auto Receivable Trust, “A2”, 0.47%, 3/15/16	413,287	413,298
Santander Drive Auto Receivable Trust, “A2”, 0.66%, 6/15/17	6,810,000	6,818,764
Smart Trust, “A2B”, FRN, 0.483%, 6/14/15 (n)	1,332,868	1,333,065
Smart Trust, “A2B”, FRN, 0.401%, 9/14/15	1,470,285	1,470,474
Thornburg Mortgage Securities Trust, FRN, 0.832%, 4/25/43	975,891	972,068
Volkswagen Auto Lease Trust, 2014-A, “A2B”, FRN, 0.362%, 10/20/16	4,100,000	4,100,316
Volvo Financial Equipment LLC, “A2”, 0.53%, 11/16/15 (n)	1,142,329	1,142,596

		$193,552,646
Automotive - 3.8%
American Honda Finance Corp., 1.6%, 2/16/18 (n)	$2,146,000	$2,139,669
American Honda Finance Corp., 1.85%, 9/19/14 (n)	1,700,000	1,708,340
American Honda Finance Corp., 1%, 8/11/15 (n)	3,060,000	3,080,520
American Honda Finance Corp., FRN, 0.609%, 5/26/16 (n)	3,570,000	3,585,844
American Honda Finance Corp., FRN, 0.73%, 10/07/16	3,010,000	3,034,014
Daimler Finance North America LLC, 2.4%, 4/10/17 (n)	2,680,000	2,756,399
Daimler Finance North America LLC, FRN, 0.905%, 8/01/16 (n)	5,040,000	5,085,980
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	3,170,000	3,360,951
Harley-Davidson Financial Services, 3.875%, 3/15/16 (n)	4,620,000	4,864,421
Hyundai Capital America, 1.625%, 10/02/15 (n)	4,490,000	4,539,341
Nissan Motor Acceptance Corp., FRN, 0.935%, 9/26/16 (n)	5,500,000	5,535,250
Nissan Motor Acceptance Corp., FRN, 0.786%, 3/03/17 (n)	3,030,000	3,036,818
Toyota Motor Credit Corp., 1.25%, 11/17/14	2,660,000	2,674,239
Toyota Motor Credit Corp., 3.2%, 6/17/15	1,270,000	1,309,168
Toyota Motor Credit Corp., FRN, 0.616%, 1/17/19	5,320,000	5,322,623
Volkswagen International Finance N.V., 1.125%, 11/18/16 (n)	2,580,000	2,583,651
Volkswagen International Finance N.V., FRN, 0.835%, 11/20/14 (n)	3,740,000	3,751,205

		$58,368,433
Banks & Diversified Financials (Covered Bonds) - 1.4%
Australia & New Zealand Banking Group, FRN, 0.84%, 10/06/15 (n)	$1,940,000	$1,951,396
BNP Paribas Home Loan, 2.2%, 11/02/15 (n)	4,260,000	4,359,130
Commonwealth Bank of Australia, 0.75%, 1/15/16 (n)	2,540,000	2,545,563
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/17 (n)	3,800,000	3,794,338
Norddeutsche Landesbank, 0.875%, 10/16/15 (n)	2,400,000	2,411,568
Royal Bank of Canada, 1.125%, 7/22/16	3,700,000	3,718,892
SpareBank 1 Boligkreditt A.S., 2.625%, 5/27/16 (n)	2,260,000	2,344,366

		$21,125,253

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - 0.4%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$1,862,000	$1,863,626
WPP Finance, 8%, 9/15/14	4,550,000	4,669,920

		$6,533,546
Brokerage & Asset Managers - 0.4%
BlackRock, Inc., 3.5%, 12/10/14	$3,700,000	$3,772,838
BlackRock, Inc., 1.375%, 6/01/15	1,740,000	1,756,666
Franklin Resources, Inc., 1.375%, 9/15/17	1,222,000	1,215,671

		$6,745,175
Business Services - 0.4%
Cisco Systems, Inc., FRN, 0.516%, 3/03/17	$6,150,000	$6,174,237

Cable TV - 0.3%
DIRECTV Holdings LLC, 2.4%, 3/15/17	$3,360,000	$3,447,824
NBCUniversal Enterprise Co., FRN, 0.763%, 4/15/16 (n)	1,450,000	1,455,358

		$4,903,182
Computer Software - 0.3%
Adobe Systems, Inc., 3.25%, 2/01/15	$4,085,000	$4,166,251

Computer Software - Systems - 0.3%
Apple, Inc., FRN, 0.472%, 5/03/18	$4,470,000	$4,471,770

Conglomerates - 0.9%
ABB Finance (USA), Inc., 1.625%, 5/08/17	$1,659,000	$1,671,253
ABB Treasury Center (USA), Inc., 2.5%, 6/15/16 (n)	3,907,000	4,025,929
General Electric Co., 0.85%, 10/09/15	1,260,000	1,267,016
Pentair Finance S.A., 1.35%, 12/01/15	4,610,000	4,646,041
United Technologies Corp., FRN, 0.736%, 6/01/15	2,560,000	2,572,782

		$14,183,021
Consumer Products - 1.2%
Clorox Co., 5.95%, 10/15/17	$1,305,000	$1,494,324
LVMH Moet Hennessy Louis Vuitton S.A., 1.625%, 6/29/17 (n)	3,150,000	3,181,135
Mattel, Inc., 1.7%, 3/15/18	1,041,000	1,031,332
Mattel, Inc., 2.5%, 11/01/16	2,030,000	2,096,125
Newell Rubbermaid, Inc., 2%, 6/15/15	2,337,000	2,371,389
Newell Rubbermaid, Inc., 2.05%, 12/01/17	2,748,000	2,758,033
Procter & Gamble Co., 0.75%, 11/04/16	3,410,000	3,401,738
Reckitt Benckiser PLC, 2.125%, 9/21/18 (n)	1,820,000	1,825,982

		$18,160,058

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - 0.8%
eBay, Inc., 1.35%, 7/15/17	$3,482,000	$3,489,204
Experian Finance PLC, 2.375%, 6/15/17 (n)	3,189,000	3,237,084
Western Union Co., 2.375%, 12/10/15	1,970,000	2,013,809
Western Union Co., FRN, 1.234%, 8/21/15	3,800,000	3,821,082

		$12,561,179
Defense Electronics - 0.2%
BAE Systems Holdings, Inc., 4.95%, 6/01/14 (n)	$2,640,000	$2,648,073

Electrical Equipment - 0.1%
Arrow Electronics, Inc., 3%, 3/01/18	$1,326,000	$1,359,720

Electronics - 1.0%
Applied Materials, Inc., 2.65%, 6/15/16	$1,670,000	$1,729,607
Intel Corp., 1.35%, 12/15/17	6,765,000	6,754,636
Tyco Electronics Group S.A., 1.6%, 2/03/15	3,160,000	3,185,002
Tyco Electronics Group S.A., 2.375%, 12/17/18	1,500,000	1,492,113
Xilinx, Inc., 2.125%, 3/15/19	2,410,000	2,392,800

		$15,554,158
Emerging Market Quasi-Sovereign - 1.9%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/16	$3,570,000	$3,576,858
Corporacion Nacional del Cobre de Chile, 4.75%, 10/15/14 (n)	5,420,000	5,506,492
Korea Development Bank, 1%, 1/22/16	3,000,000	2,996,523
Korea Expressway Corp., 4.5%, 3/23/15 (n)	2,479,000	2,554,684
Korea Gas Corp., 2.25%, 7/25/17 (n)	2,750,000	2,786,096
Mubadala Development Co., 5.75%, 5/06/14 (n)	3,197,000	3,197,000
National Agricultural Co., 5%, 9/30/14 (n)	2,541,000	2,580,911
Petroleos Mexicanos, 3.125%, 1/23/19 (z)	2,522,000	2,581,898
State Grid International Development Co. Ltd., 1.75%, 5/22/18 (n)	3,010,000	2,937,158

		$28,717,620
Energy - Independent - 0.5%
Canadian Natural Resources Ltd., FRN, 0.609%, 3/30/16	$1,560,000	$1,561,942
Devon Energy Corp., 1.2%, 12/15/16	2,400,000	2,408,114
Encana Corp., 5.9%, 12/01/17	3,360,000	3,849,125
Petrohawk Energy Corp., 7.25%, 8/15/18	387,000	408,511

		$8,227,692
Energy - Integrated - 2.2%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$4,300,000	$4,476,334
BP Capital Markets PLC, 3.125%, 10/01/15	5,300,000	5,494,738
BP Capital Markets PLC, 0.7%, 11/06/15	1,142,000	1,144,932
Chevron Corp., 0.889%, 6/24/16	1,770,000	1,780,905

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - continued
Chevron Corp., 1.104%, 12/05/17	$3,658,000	$3,635,064
Husky Energy, Inc., 5.9%, 6/15/14	2,965,000	2,983,092
Petro-Canada Financial Partnership, 5%, 11/15/14	2,950,000	3,018,620
Shell International Finance B.V., 1.125%, 8/21/17	3,430,000	3,422,416
Shell International Finance B.V., FRN, 0.433%, 11/15/16	2,740,000	2,745,524
Total Capital International S.A., 1.5%, 2/17/17	1,670,000	1,695,462
Total Capital S.A., 3%, 6/24/15	2,810,000	2,893,687

		$33,290,774
Entertainment - 0.1%
Viacom, Inc., 1.25%, 2/27/15	$2,100,000	$2,114,297

Financial Institutions - 2.1%
Capital One Financial Corp., 2.45%, 4/24/19	$1,880,000	$1,884,264
Citigroup, Inc., FRN, 1%, 4/08/19	6,530,000	6,526,918
General Electric Capital Corp., 2.15%, 1/09/15	2,180,000	2,208,124
General Electric Capital Corp., FRN, 0.836%, 12/11/15	2,500,000	2,518,555
General Electric Capital Corp., FRN, 0.83%, 1/08/16	3,270,000	3,291,759
General Electric Capital Corp., FRN, 0.457%, 1/14/16	6,750,000	6,755,879
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	3,370,000	3,440,130
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	1,208,000	1,205,884
NYSE Euronext, 2%, 10/05/17	3,266,000	3,320,882

		$31,152,395
Food & Beverages - 4.3%
Anheuser-Busch InBev S.A., 3.625%, 4/15/15	$1,350,000	$1,391,541
Anheuser-Busch InBev S.A., 0.8%, 1/15/16	1,260,000	1,265,554
Anheuser-Busch InBev S.A., 1.375%, 7/15/17	5,370,000	5,412,235
Campbell Soup Co., FRN, 0.525%, 8/01/14	4,570,000	4,571,965
Coca-Cola Co., 1.15%, 4/01/18	2,480,000	2,443,408
Coca-Cola Co., FRN, 0.325%, 11/01/16	3,120,000	3,121,548
Diageo Capital PLC, 1.5%, 5/11/17	2,750,000	2,780,621
General Mills, Inc., 5.2%, 3/17/15	1,990,000	2,071,689
Heineken N.V., 0.8%, 10/01/15 (n)	2,810,000	2,814,381
Ingredion, Inc., 3.2%, 11/01/15	1,025,000	1,055,649
Ingredion, Inc., 1.8%, 9/25/17	2,092,000	2,054,474
Kellogg Co., 4.45%, 5/30/16	1,209,000	1,294,515
Kraft Foods Group, Inc., 1.625%, 6/04/15	5,170,000	5,229,884
Molson Coors Brewing Co., 2%, 5/01/17	3,330,000	3,381,076
PepsiCo, Inc., 2.5%, 5/10/16	3,400,000	3,524,375
Pernod-Ricard S.A., 2.95%, 1/15/17 (n)	5,000,000	5,203,695
SABMiller Holdings, Inc., 1.85%, 1/15/15 (n)	2,630,000	2,652,955
SABMiller Holdings, Inc., 2.45%, 1/15/17 (n)	2,060,000	2,125,638
SABMiller Holdings, Inc., FRN, 0.915%, 8/01/18 (n)	5,700,000	5,742,824

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - continued
Want Want China Finance Co., 1.875%, 5/14/18 (n)	$3,190,000	$3,084,245
Wm. Wrigley Jr. Co., 1.4%, 10/21/16 (n)	3,712,000	3,740,022
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	525,000	531,983

		$65,494,277
Food & Drug Stores - 0.6%
CVS Caremark Corp., 3.25%, 5/18/15	$2,372,000	$2,434,623
CVS Caremark Corp., 1.2%, 12/05/16	2,800,000	2,816,512
Walgreen Co., 1%, 3/13/15	4,120,000	4,138,680

		$9,389,815
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.95%, 3/01/17	$3,473,000	$3,596,851

Insurance - 2.6%
Aflac, Inc., 3.45%, 8/15/15	$3,840,000	$3,984,173
American International Group, Inc., 3%, 3/20/15	3,360,000	3,433,678
American International Group, Inc., 5.85%, 1/16/18	1,525,000	1,740,762
Lincoln National Corp., 4.3%, 6/15/15	2,060,000	2,141,496
MetLife Global Funding I, FRN, 0.607%, 4/10/17 (n)	4,820,000	4,817,243
MetLife, Inc., 1.756%, 12/15/17	1,199,000	1,209,196
Metropolitan Life Global Funding I, 5.125%, 6/10/14 (n)	1,450,000	1,456,834
Metropolitan Life Global Funding I, 0.756%, 7/15/16 (n)	4,570,000	4,599,321
New York Life Global Funding, 1.3%, 1/12/15 (n)	4,590,000	4,619,693
PRICOA Global Funding I, FRN, 0.505%, 8/19/15 (n)	2,590,000	2,595,040
Prudential Financial, Inc., FRN, 1.003%, 8/15/18	3,690,000	3,694,668
UnumProvident Corp., 6.85%, 11/15/15 (n)	2,590,000	2,807,216
Voya Financial, Inc., 2.9%, 2/15/18	2,515,000	2,595,007

		$39,694,327
Insurance - Health - 0.2%
Aetna, Inc., 1.5%, 11/15/17	$674,000	$675,955
WellPoint, Inc., 5%, 12/15/14	120,000	123,404
Wellpoint, Inc., 1.25%, 9/10/15	2,400,000	2,419,334

		$3,218,693
Insurance - Property & Casualty - 1.2%
ACE Ltd., 2.6%, 11/23/15	$2,890,000	$2,978,662
Allstate Corp., 6.2%, 5/16/14	1,490,000	1,492,612
Aon Corp., 3.5%, 9/30/15	3,200,000	3,319,888
AXIS Capital Holdings Ltd., 5.75%, 12/01/14	3,480,000	3,584,463
AXIS Specialty Finance LLC, 2.65%, 4/01/19	982,000	986,447
Berkshire Hathaway, Inc., FRN, 0.923%, 8/15/14	3,210,000	3,216,462
QBE Insurance Group Ltd., 2.4%, 5/01/18 (n)	2,969,000	2,915,564

		$18,494,098

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Quasi-Sovereign - 6.1%
Achmea Hypotheekbank N.V., FRN, 0.572%, 11/03/14 (n)	$2,500,000	$2,503,827
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/18 (n)	4,070,000	4,043,871
Dexia Credit Local S.A., 1.25%, 10/18/16 (n)	5,210,000	5,229,861
Dexia Credit Local S.A., 2.25%, 1/30/19 (n)	2,070,000	2,076,394
Eksportfinans A.S.A., 3%, 11/17/14	5,000,000	5,030,000
Electricite de France, 2.15%, 1/22/19 (n)	3,953,000	3,970,508
FMS Wertmanagement, 0.625%, 4/18/16	3,360,000	3,367,610
KfW Bankengruppe, 0.5%, 9/30/15	3,400,000	3,409,792
Kommunalbanken A.S., 1%, 6/16/14 (n)	2,080,000	2,081,976
Kommunalbanken A.S., 1%, 2/09/15 (n)	3,000,000	3,017,640
Kommunalbanken A.S., 1.75%, 10/05/15 (n)	1,000,000	1,019,760
Kommunalbanken A.S., 0.75%, 11/21/16 (n)	3,860,000	3,847,741
Kommunalbanken A.S., FRN, 0.355%, 10/31/16 (n)	4,360,000	4,365,398
Kreditanstalt für Wiederaufbau, FRN, 0.202%, 1/23/15	4,670,000	4,670,472
Landwirtschaftliche Rentenbank, 3.125%, 1/15/16 (n)	1,700,000	1,776,058
Municipality Finance PLC, 2.375%, 5/16/16	3,410,000	3,531,294
Nederlandse Waterschapsbank N.V., 1.375%, 5/16/14 (n)	1,550,000	1,550,140
Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (n)	3,480,000	3,494,463
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/18 (n)	3,160,000	3,147,527
Societe Financement de l’ Economie Francaise, 3.375%, 5/05/14 (n)	7,550,000	7,550,000
Statoil A.S.A., 2.9%, 10/15/14	4,380,000	4,432,131
Statoil A.S.A., 1.8%, 11/23/16	2,350,000	2,408,101
Statoil A.S.A., FRN, 0.513%, 5/15/18	1,205,000	1,205,499
Statoil A.S.A., FRN, 0.684%, 11/08/18	3,010,000	3,031,446
Swedish Export Credit Corp., FRN, 0.986%, 8/14/14	8,640,000	8,656,157
Westpac Banking Corp., 3.45%, 7/28/14 (n)	3,370,000	3,395,443

		$92,813,109
International Market Sovereign - 1.1%
Kingdom of Belgium, 2.875%, 9/15/14	$2,500,000	$2,522,965
Kingdom of Denmark, 0.875%, 3/20/17 (z)	6,840,000	6,876,341
Kingdom of Sweden, 1%, 2/27/18 (n)	3,500,000	3,447,836
Republic of Iceland, 4.875%, 6/16/16 (n)	3,494,000	3,668,700

		$16,515,842
Internet - 0.1%
Baidu, Inc., 3.25%, 8/06/18	$892,000	$911,178

Local Authorities - 1.3%
Kommuninvest i Sverige AB, 0.5%, 6/15/16 (n)	$5,440,000	$5,426,008
Kommuninvest i Sverige AB, 0.875%, 12/13/16 (n)	6,350,000	6,351,397
Province of Ontario, 2.3%, 5/10/16	4,700,000	4,860,646

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Local Authorities - continued
State of Illinois, 4.961%, 3/01/16	$3,275,000	$3,495,080

		$20,133,131
Machinery & Tools - 0.1%
Caterpillar Financial Services Corp., 1.1%, 5/29/15	$1,260,000	$1,270,524

Major Banks - 13.0%
ABN AMRO Bank N.V., 1.375%, 1/22/16 (n)	$6,820,000	$6,877,424
Bank of America Corp., 7.375%, 5/15/14	1,075,000	1,077,104
Bank of America Corp., 4.5%, 4/01/15	1,000,000	1,034,994
Bank of America Corp., 1.5%, 10/09/15	3,060,000	3,089,110
Bank of America Corp., 1.25%, 1/11/16	5,250,000	5,280,765
Bank of America Corp., 6.5%, 8/01/16	2,625,000	2,928,376
Bank of America Corp., FRN, 0.513%, 6/15/16	1,910,000	1,895,283
Bank of Montreal, FRN, 0.829%, 4/09/18	1,990,000	2,001,751
Bank of Nova Scotia, FRN, 0.633%, 3/15/16	5,890,000	5,906,722
Bank of Nova Scotia, FRN, 0.746%, 7/15/16	1,990,000	1,998,854
Barclays Bank PLC, 5.2%, 7/10/14	3,660,000	3,692,391
Barclays Bank PLC, 2.5%, 2/20/19	4,500,000	4,544,487
BNP Paribas, 2.7%, 8/20/18	4,370,000	4,475,068
BNP Paribas, FRN, 0.824%, 12/12/16	1,280,000	1,287,963
BNP Paribas, FRN, 0.713%, 3/17/17	3,010,000	3,018,563
Canadian Imperial Bank of Commerce, FRN, 0.748%, 7/18/16	2,270,000	2,284,128
Commonwealth Bank of Australia, 3.75%, 10/15/14 (n)	4,574,000	4,642,610
Commonwealth Bank of Australia, FRN, 0.735%, 9/20/16 (n)	4,820,000	4,844,028
Commonwealth Bank of Australia, FRN, 0.593%, 3/13/17 (z)	1,510,000	1,510,435
Credit Suisse New York, 5.5%, 5/01/14	4,630,000	4,630,000
DBS Bank Ltd., 2.35%, 2/28/17 (n)	4,010,000	4,124,104
DNB Bank A.S.A., 3.2%, 4/03/17 (n)	4,190,000	4,409,807
Goldman Sachs Group, Inc., 5.125%, 1/15/15	3,930,000	4,052,506
Goldman Sachs Group, Inc., 1.6%, 11/23/15	3,690,000	3,728,623
Goldman Sachs Group, Inc., FRN, 1.234%, 11/21/14	2,000,000	2,008,236
Goldman Sachs Group, Inc., FRN, 1.425%, 4/30/18	2,310,000	2,342,689
Goldman Sachs Group, Inc., FRN, 1.323%, 11/15/18	3,020,000	3,050,653
HSBC Bank PLC, 3.1%, 5/24/16 (n)	2,520,000	2,634,814
HSBC Bank PLC, FRN, 0.863%, 5/15/18 (n)	3,872,000	3,901,257
HSBC USA, Inc., 2.375%, 2/13/15	1,650,000	1,676,209
Huntington National Bank, FRN, 0.654%, 4/24/17	7,240,000	7,251,005
ING Bank N.V., 3.75%, 3/07/17 (n)	2,644,000	2,812,989
ING Bank N.V., FRN, 1.184%, 3/07/16 (n)	1,450,000	1,464,374
ING Bank N.V., FRN, 1.873%, 9/25/15 (n)	3,680,000	3,749,449
JPMorgan Chase & Co., 2%, 8/15/17	2,087,000	2,117,986
JPMorgan Chase & Co., FRN, 0.983%, 5/02/14	4,620,000	4,620,000

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., FRN, 0.854%, 2/26/16	$2,500,000	$2,513,130
KeyCorp, 3.75%, 8/13/15	3,850,000	3,998,025
Kookmin Bank, 7.25%, 5/14/14 (n)	2,200,000	2,203,577
Morgan Stanley, 6%, 5/13/14	2,060,000	2,062,550
Morgan Stanley, 6%, 4/28/15	3,290,000	3,461,475
Morgan Stanley, FRN, 1.485%, 2/25/16	3,410,000	3,459,036
National Australia Bank Ltd., 2%, 3/09/15	4,810,000	4,876,647
Nordea Bank AB, FRN, 0.684%, 5/13/16 (n)	2,802,000	2,817,271
Nordea Bank AB, FRN, 0.59%, 4/04/17 (n)	2,900,000	2,901,699
PNC Bank N.A., 1.3%, 10/03/16	3,180,000	3,207,895
PNC Bank N.A., 1.15%, 11/01/16	4,550,000	4,570,707
PNC Funding Corp., 3.625%, 2/08/15	2,300,000	2,357,362
Royal Bank of Canada, 0.8%, 10/30/15	3,000,000	3,013,830
Royal Bank of Canada, FRN, 0.695%, 9/09/16	2,920,000	2,934,390
Royal Bank of Scotland PLC, 2.55%, 9/18/15	1,000,000	1,021,323
Royal Bank of Scotland PLC, 4.375%, 3/16/16	4,880,000	5,191,925
Standard Chartered PLC, 3.85%, 4/27/15 (n)	3,730,000	3,841,564
Standard Chartered PLC, FRN, 1.184%, 5/12/14 (n)	2,700,000	2,700,610
State Street Corp., 4.3%, 5/30/14	3,750,000	3,760,219
Sumitomo Mitsui Banking Corp., 1.35%, 7/18/15	3,770,000	3,805,725
Wells Fargo & Co., 3.75%, 10/01/14	1,350,000	1,369,104
Wells Fargo & Co., 1.25%, 2/13/15	5,320,000	5,357,969
Wells Fargo & Co., FRN, 0.758%, 7/20/16	3,550,000	3,569,848
Westpac Banking Corp., 2%, 8/14/17	1,780,000	1,813,854

		$197,774,492
Medical & Health Technology & Services - 1.7%
Baxter International, Inc., 1.85%, 1/15/17	$2,610,000	$2,662,967
Becton, Dickinson & Co., 1.75%, 11/08/16	2,030,000	2,074,317
Catholic Health Initiatives, 1.6%, 11/01/17	2,480,000	2,432,458
Covidien International Finance S.A., 1.35%, 5/29/15	2,440,000	2,462,111
Express Scripts Holding Co., 2.1%, 2/12/15	4,225,000	4,273,562
McKesson Corp., 0.95%, 12/04/15	3,090,000	3,098,803
McKesson Corp., 3.25%, 3/01/16	4,190,000	4,369,998
McKesson Corp., FRN, 0.635%, 9/10/15	1,280,000	1,281,564
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	2,960,000	3,042,543

		$25,698,323
Metals & Mining - 1.4%
Barrick Gold Corp., 2.5%, 5/01/18	$1,770,000	$1,781,353
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	1,307,000	1,437,790
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	4,750,000	4,821,298
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	1,620,000	1,629,182
Glencore Funding LLC, FRN, 1.394%, 5/27/16 (n)	5,690,000	5,720,220

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
Rio Tinto Finance (USA) Ltd., 2.5%, 5/20/16	$2,210,000	$2,284,183
Rio Tinto Finance (USA) Ltd., FRN, 1.073%, 6/17/16	4,020,000	4,061,631

		$21,735,657
Mortgage-Backed - 2.1%
Fannie Mae, 5.5%, 12/01/14 - 2/01/19	$1,024,654	$1,090,337
Fannie Mae, 7%, 3/01/15 - 9/01/16	162,109	168,311
Fannie Mae, 5.132%, 2/01/16	645,820	681,825
Fannie Mae, 6.5%, 3/01/16 - 6/01/17	517,339	544,497
Fannie Mae, 5.732%, 7/01/16	1,889,046	2,058,264
Fannie Mae, 1.114%, 2/25/17	4,070,000	4,059,829
Fannie Mae, 6%, 3/01/17 - 12/01/17	534,277	559,124
Fannie Mae, 5%, 2/01/18 - 7/01/23	1,285,322	1,385,547
Fannie Mae, 4.5%, 10/01/18 - 3/01/23	1,625,467	1,730,091
Fannie Mae, 5%, 12/01/20 (f)	1,419,425	1,529,128
Fannie Mae, FRN, 2.335%, 2/01/33	113,183	119,192
Fannie Mae, FRN, 2.23%, 3/01/33	105,789	107,134
Fannie Mae, FRN, 2.326%, 5/01/33	616,334	661,790
Freddie Mac, 7.5%, 5/01/15	23,038	23,009
Freddie Mac, 6%, 4/01/16 - 8/01/17	310,107	321,675
Freddie Mac, 1.655%, 11/25/16	281,484	286,316
Freddie Mac, 1.426%, 8/25/17	1,039,000	1,046,834
Freddie Mac, 5.5%, 9/01/17 - 6/01/25	1,665,018	1,812,997
Freddie Mac, 5%, 5/01/18 - 8/01/20	1,392,515	1,494,978
Freddie Mac, 2.5%, 7/01/28	11,338,889	11,418,422
Ginnie Mae, FRN, 1.625%, 7/20/32	140,435	145,345

		$31,244,645
Municipals - 0.5%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$7,060,000	$7,136,460

Natural Gas - Distribution - 0.3%
GDF Suez, 1.625%, 10/10/17 (n)	$4,630,000	$4,650,266

Natural Gas - Pipeline - 1.1%
EnLink Midstream Partners LP, 2.7%, 4/01/19	$2,163,000	$2,178,526
Enterprise Products Operating LP, 3.7%, 6/01/15	4,320,000	4,460,625
Enterprise Products Operating LP, 3.2%, 2/01/16	740,000	770,625
Enterprise Products Operating LP, 6.5%, 1/31/19	1,280,000	1,512,893
ONEOK Partners LP, 3.2%, 9/15/18	2,400,000	2,493,086
TransCanada PipeLines Ltd., 3.4%, 6/01/15	4,100,000	4,224,816
TransCanada PipeLines Ltd., FRN, 0.914%, 6/30/16	1,390,000	1,401,698

		$17,042,269

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - 2.7%
AT&T, Inc., 0.8%, 12/01/15	$4,010,000	$4,024,524
AT&T, Inc., 2.4%, 8/15/16	2,750,000	2,837,211
AT&T, Inc., FRN, 0.619%, 2/12/16	2,330,000	2,336,394
AT&T, Inc., FRN, 1.144%, 11/27/18	3,850,000	3,924,255
BellSouth Corp., 5.2%, 9/15/14	2,207,000	2,244,941
British Telecommunications PLC, 2.35%, 2/14/19	2,970,000	2,975,206
France Telecom, 2.125%, 9/16/15	1,900,000	1,931,778
Verizon Communications, Inc., 0.7%, 11/02/15	3,210,000	3,215,319
Verizon Communications, Inc., 2%, 11/01/16	2,610,000	2,673,462
Verizon Communications, Inc., FRN, 1.763%, 9/15/16	7,500,000	7,718,183
Verizon Communications, Inc., FRN, 1.003%, 6/17/19	6,730,000	6,811,029

		$40,692,302
Oil Services - 0.5%
Noble Corp., 3.45%, 8/01/15	$2,270,000	$2,344,613
Transocean, Inc., 5.05%, 12/15/16	3,533,000	3,843,597
Transocean, Inc., 2.5%, 10/15/17	1,970,000	2,003,703

		$8,191,913
Oils - 0.2%
Phillips 66, 1.95%, 3/05/15	$2,680,000	$2,712,983

Other Banks & Diversified Financials - 8.7%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$2,403,000	$2,502,787
American Express Centurion Bank, FRN, 0.674%, 11/13/15	2,750,000	2,761,731
American Express Credit Corp., FRN, 1.334%, 6/12/15	2,400,000	2,426,206
Banco Santander Chile, FRN, 1.126%, 4/11/17 (z)	3,830,000	3,830,034
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.684%, 2/26/16 (n)	2,100,000	2,103,841
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.845%, 9/09/16 (n)	6,220,000	6,256,325
Banque Federative du Credit Mutuel, FRN, 1.078%, 10/28/16 (n)	2,780,000	2,795,774
Banque Federative du Credit Mutuel, FRN, 1.078%, 1/20/17 (n)	1,150,000	1,156,186
BBVA Senior Finance S.A. Unipersonal, FRN, 2.361%, 5/16/14	3,500,000	3,502,019
Capital One Financial Corp., 2.15%, 3/23/15	1,752,000	1,777,860
Capital One Financial Corp., FRN, 1.376%, 7/15/14	4,550,000	4,559,500
Capital One Financial Corp., FRN, 0.862%, 11/06/15	2,000,000	2,009,576
Citigroup, Inc., 6.375%, 8/12/14	2,380,000	2,417,787
Citigroup, Inc., 6.01%, 1/15/15	1,880,000	1,950,030
Citigroup, Inc., 1.25%, 1/15/16	6,000,000	6,033,372
Danske Bank A.S., 3.75%, 4/01/15 (n)	360,000	370,181
Fifth Third Bancorp, 1.35%, 6/01/17	7,000,000	6,999,216
Fifth Third Bancorp, 2.3%, 3/01/19	1,859,000	1,855,542
Groupe BPCE S.A., 2.5%, 12/10/18	2,520,000	2,538,043
Groupe BPCE S.A., FRN, 1.479%, 4/25/16	6,800,000	6,903,999

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Intesa Sanpaolo S.p.A., 3.125%, 1/15/16	$3,600,000	$3,704,303
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	1,950,000	1,969,867
Lloyds Bank PLC, 2.3%, 11/27/18	1,700,000	1,711,701
Lloyds TSB Bank PLC, 4.375%, 1/12/15 (n)	5,110,000	5,246,744
Macquarie Bank Ltd., 5%, 2/22/17 (n)	6,790,000	7,416,106
National Bank of Canada, 1.5%, 6/26/15	2,970,000	3,002,462
Rabobank Nederland N.V., 4.2%, 5/13/14 (n)	3,770,000	3,773,016
Rabobank Nederland N.V., 3.375%, 1/19/17	3,967,000	4,208,685
Rabobank Nederland N.V., FRN, 0.715%, 3/18/16	1,990,000	2,001,550
Santander Holdings USA, Inc., 3.45%, 8/27/18	2,280,000	2,381,189
Santander UK PLC, 3.875%, 11/10/14 (n)	4,525,000	4,603,658
Skandinaviska Enskilda, 1.75%, 3/19/18 (n)	2,500,000	2,480,775
SunTrust Banks, Inc., 3.5%, 1/20/17	4,907,000	5,192,833
Svenska Handelsbanken AB, 4.875%, 6/10/14 (n)	3,330,000	3,344,985
Svenska Handelsbanken AB, 2.875%, 4/04/17	3,548,000	3,714,163
Svenska Handelsbanken AB, FRN, 0.684%, 3/21/16	1,000,000	1,004,743
Svenska Handelsbanken AB, FRN, 0.704%, 9/23/16	4,500,000	4,522,509
Swedbank AB, 2.125%, 9/29/17 (n)	4,637,000	4,712,045
Union Bank, 3%, 6/06/16	1,910,000	1,993,985

		$131,735,328
Personal Computers & Peripherals - 0.3%
Hewlett-Packard Co., 2.625%, 12/09/14	$4,120,000	$4,168,476

Pharmaceuticals - 1.9%
AbbVie, Inc., FRN, 0.996%, 11/06/15	$4,440,000	$4,481,243
Amgen, Inc., 2.3%, 6/15/16	3,570,000	3,669,096
Bristol-Myers Squibb Co., 0.875%, 8/01/17	3,507,000	3,477,131
Celgene Corp., 2.45%, 10/15/15	5,312,000	5,432,333
Mylan, Inc., 1.8%, 6/24/16	2,710,000	2,747,151
Mylan, Inc., 1.35%, 11/29/16	1,785,000	1,790,921
Sanofi, 1.2%, 9/30/14	650,000	652,518
Sanofi, 1.25%, 4/10/18	5,060,000	4,985,041
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	2,240,000	2,259,320

		$29,494,754
Printing & Publishing - 0.6%
Pearson Dollar Finance PLC, 5.7%, 6/01/14 (n)	$4,900,000	$4,916,121
Thomson Reuters Corp., 0.875%, 5/23/16	3,530,000	3,526,315

		$8,442,436
Real Estate - 0.8%
ERP Operating, REIT, 5.125%, 3/15/16	$2,738,000	$2,951,616
Health Care REIT, Inc., 2.25%, 3/15/18	1,686,000	1,705,923

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - continued
Mack-Cali Realty LP, 2.5%, 12/15/17	$2,000,000	$2,022,734
Simon Property Group, Inc., REIT, 4.2%, 2/01/15	1,000,000	1,018,332
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	1,935,000	1,911,964
Ventas Realty LP, 1.55%, 9/26/16	2,160,000	2,182,963

		$11,793,532
Retailers - 0.3%
Wesfarmers Ltd., 2.983%, 5/18/16 (n)	$2,900,000	$3,017,511
Wesfarmers Ltd., 1.874%, 3/20/18 (n)	2,068,000	2,051,084

		$5,068,595
Specialty Chemicals - 0.7%
Airgas, Inc., 4.5%, 9/15/14	$5,480,000	$5,553,547
Ecolab, Inc., 2.375%, 12/08/14	2,570,000	2,598,147
Ecolab, Inc., 1%, 8/09/15	2,520,000	2,531,743

		$10,683,437
Supermarkets - 0.4%
Tesco PLC, 2%, 12/05/14 (n)	$3,510,000	$3,537,866
Woolworths Ltd., 2.55%, 9/22/15 (n)	1,900,000	1,945,068

		$5,482,934
Supranational - 0.7%
Central American Bank for Economic Integration, 5.375%, 9/24/14 (n)	$4,240,000	$4,307,611
International Bank for Reconstruction and Development, 0.5%, 4/15/16	6,860,000	6,863,650

		$11,171,261
Telecommunications - Wireless - 0.5%
America Movil S.A.B. de C.V., 2.375%, 9/08/16	$1,564,000	$1,607,826
American Tower Trust I, REIT, 1.551%, 3/15/18 (n)	2,840,000	2,783,101
Crown Castle Towers LLC, 3.214%, 8/15/15 (n)	2,730,000	2,779,831

		$7,170,758
Tobacco - 0.7%
B.A.T. International Finance PLC, 1.4%, 6/05/15 (n)	$2,820,000	$2,844,069
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (n)	2,206,000	2,200,507
Lorillard Tobacco Co., 3.5%, 8/04/16	2,590,000	2,730,637
Reynolds American, Inc., 1.05%, 10/30/15	2,650,000	2,655,141

		$10,430,354
Transportation - Services - 0.2%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)	$2,408,000	$2,483,508

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - 0.4%
Private Export Funding Corp., 1.875%, 7/15/18	$5,240,000	$5,289,198
Small Business Administration, 5.1%, 1/01/16	320,169	327,444
Small Business Administration, 5.46%, 3/01/16	233,154	239,350
Small Business Administration, 5.68%, 5/01/16	286,602	294,868
Small Business Administration, 5.94%, 7/01/16	123,053	127,284
Small Business Administration, 5.37%, 9/01/16	139,332	144,076

		$6,422,220
U.S. Treasury Obligations - 5.3%
U.S. Treasury Notes, 0.375%, 3/15/16	$15,000,000	$15,002,925
U.S. Treasury Notes, 1.5%, 6/30/16 (f)	64,000,000	65,379,968

		$80,382,893
Utilities - Electric Power - 3.3%
American Electric Power Co., Inc., 1.65%, 12/15/17	$2,570,000	$2,566,978
Duke Energy Corp., 3.35%, 4/01/15	960,000	984,801
Duke Energy Corp., 1.625%, 8/15/17	1,410,000	1,422,676
Duke Energy Corp., FRN, 0.61%, 4/03/17	1,800,000	1,806,255
Duke Energy Indiana, Inc., FRN, 0.578%, 7/11/16	1,760,000	1,762,436
Enel Finance International S.A., 3.875%, 10/07/14 (n)	3,300,000	3,342,709
Enel Finance International S.A., 6.25%, 9/15/17 (n)	670,000	761,261
Iberdrola Finance Ireland Ltd., 3.8%, 9/11/14 (n)	5,150,000	5,205,357
ITC Holdings Corp., 5.875%, 9/30/16 (n)	2,216,000	2,424,727
NextEra Energy Capital Co., 1.2%, 6/01/15	3,610,000	3,631,245
NextEra Energy Capital Holdings, Inc., 1.611%, 6/01/14	2,600,000	2,602,382
NextEra Energy Capital Holdings, Inc., 1.339%, 9/01/15	950,000	957,870
Niagara Mohawk Power Corp., 3.553%, 10/01/14 (n)	3,280,000	3,321,423
PG&E Corp., 2.4%, 3/01/19	3,378,000	3,388,566
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	4,710,000	4,942,227
PSEG Power LLC, 2.75%, 9/15/16	2,570,000	2,668,043
Southern Co., 4.15%, 5/15/14	2,260,000	2,262,375
Southern Co., 2.375%, 9/15/15	2,530,000	2,590,836
Southern Co., 2.45%, 9/01/18	2,700,000	2,757,845

		$49,400,012
Total Bonds (Identified Cost, $1,468,456,673)		$1,476,751,133

Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	33,030,122	$33,030,122
Total Investments (Identified Cost, $1,501,486,795)		$1,509,781,255

Other Assets, Less Liabilities - 0.6%		8,621,132
Net Assets - 100.0%		$1,518,402,387

25

Portfolio of Investments – continued

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $473,326,113 representing 31.2% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22	4/01/14	$2,559,936	$2,559,936
Banco Santander Chile, FRN, 1.126%, 4/11/17	4/08/14	3,830,000	3,830,034
Bayview Commercial Asset Trust, FRN, 0.462%, 8/25/35	6/09/05	885,588	785,015
Bayview Commercial Asset Trust, FRN, 0.422%, 4/25/36	2/23/06	767,771	666,228
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36	5/16/06	287,044	0
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40	3/01/06	843,374	558,090
Commercial Mortgage Asset Trust, FRN, 0.811%, 1/17/32	8/25/03	23,561	20,748
Commonwealth Bank of Australia, FRN, 0.593%, 3/13/17	3/05/14	1,510,000	1,510,435
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19	2/11/14	6,069,744	6,069,448
Gramercy Real Estate Ltd., CDO, FRN, 0.549%, 7/25/35	6/21/05-1/18/07	353,400	349,894
Kingdom of Denmark, 0.875%, 3/20/17	3/11/14	6,834,743	6,876,341
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17	4/15/14	2,649,764	2,649,701
Morgan Stanley Capital I, Inc., FRN, 1.715%, 3/15/31	6/10/03	12,724	13
New Residential Advance Receivables Tust, 2014-T1, “A1”, 1.274%, 3/15/45	3/13/14	3,200,000	3,200,640
Petroleos Mexicanos, 3.125%, 1/23/19	1/15/14	2,522,000	2,581,898
Total Restricted Securities			$31,658,421
% of Net assets			2.1%

26

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/14

Futures Contracts at 4/30/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	101	$12,064,766	June - 2014	$50,453

Cleared Swap Agreements at 4/30/14

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swap Agreements
12/20/18	USD	20,000,000	Merrill Lynch International (a)	1.00% (fixed rate)	(1)	$413,571

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North America Investment Grade Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums paid by the fund amounted to $146,189.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At April 30, 2014, the fund had liquid securities with an aggregate value of $492,531 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,468,456,673)	$1,476,751,133
Underlying affiliated funds, at cost and value	33,030,122
Total investments, at value (identified cost, $1,501,486,795)	$1,509,781,255
Cash	14,308
Receivables for
Daily variation margin on open cleared swap agreements	13,892
Investments sold	3,729,999
Fund shares sold	2,427,147
Interest and dividends	6,957,786
Other assets	6,162
Total assets	$1,522,930,549
Liabilities
Payables for
Distributions	$307,237
Daily variation margin on open futures contracts	30,773
Due to brokers (net unamortized premiums paid, $146,189)	5,807
Fund shares reacquired	2,891,935
Payable to affiliates
Investment adviser	28,004
Shareholder servicing costs	1,025,078
Distribution and service fees	17,418
Program manager fees	186
Payable for independent Trustees’ compensation	5,308
Accrued expenses and other liabilities	216,416
Total liabilities	$4,528,162
Net assets	$1,518,402,387
Net assets consist of
Paid-in capital	$1,589,413,885
Unrealized appreciation (depreciation) on investments	8,612,295
Accumulated net realized gain (loss) on investments	(77,788,057)
Accumulated distributions in excess of net investment income	(1,835,736)
Net assets	$1,518,402,387
Shares of beneficial interest outstanding	251,034,299

28

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$576,711,735	95,198,489	$6.06
Class B	7,814,061	1,293,359	6.04
Class C	171,276,163	28,298,498	6.05
Class I	237,785,364	39,432,789	6.03
Class R1	711,810	117,835	6.04
Class R2	4,519,584	746,254	6.06
Class R3	8,527,771	1,409,330	6.05
Class R4	923,206	152,349	6.06
Class R5	442,445,841	73,208,906	6.04
Class 529A	41,642,179	6,875,220	6.06
Class 529B	1,911,962	316,754	6.04
Class 529C	24,132,711	3,984,516	6.06

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.22 [100 / 97.5 x $6.06] and $6.22 [100 / 97.5 x $6.06], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$29,447,782
Dividends from underlying affiliated funds	47,444
Total investment income	$29,495,226
Expenses
Management fee	$5,834,171
Distribution and service fees	3,896,673
Program manager fees	61,356
Shareholder servicing costs	1,592,429
Administrative services fee	184,125
Independent Trustees’ compensation	25,842
Custodian fee	201,481
Shareholder communications	175,761
Audit and tax fees	61,976
Legal fees	13,739
Miscellaneous	234,797
Total expenses	$12,282,350
Fees paid indirectly	(77)
Reduction of expenses by investment adviser and distributor	(724,895)
Net expenses	$11,557,378
Net investment income	$17,937,848
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$779,432
Futures contracts	64,708
Swap agreements	128,041
Net realized gain (loss) on investments	$972,181
Change in unrealized appreciation (depreciation)
Investments	$(12,181,851)
Futures contracts	116,315
Swap agreements	267,382
Net unrealized gain (loss) on investments	$(11,798,154)
Net realized and unrealized gain (loss) on investments	$(10,825,973)
Change in net assets from operations	$7,111,875

See Notes to Financial Statements

30

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2014	2013
Change in net assets
From operations
Net investment income	$17,937,848	$22,760,079
Net realized gain (loss) on investments	972,181	1,538,676
Net unrealized gain (loss) on investments	(11,798,154)	3,477,842
Change in net assets from operations	$7,111,875	$27,776,597
Distributions declared to shareholders
From net investment income	$(22,309,355)	$(27,672,264)
Change in net assets from fund share transactions	$188,844,957	$103,612,059
Total change in net assets	$173,647,477	$103,716,392
Net assets
At beginning of period	1,344,754,910	1,241,038,518
At end of period (including accumulated distributions in excess of net investment income of $1,835,736 and $1,737,211, respectively)	$1,518,402,387	$1,344,754,910

See Notes to Financial Statements

31

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$6.13	$6.13	$6.19	$6.23		$5.90
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.12	$0.14	$0.17		$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.02	(0.02)	0.00	(w)	0.36
Total from investment operations	$0.03	$0.14	$0.12	$0.17		$0.57
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.14)	$(0.18)	$(0.21)		$(0.24)
Net asset value, end of period (x)	$6.06	$6.13	$6.13	$6.19		$6.23
Total return (%) (r)(s)(t)(x)	0.44	2.33	1.96	2.72		9.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.85	0.85		0.84
Expenses after expense reductions (f)	0.73	0.75	0.75	0.75		0.75
Net investment income	1.29	1.92	2.34	2.75		3.39
Portfolio turnover	29	34	27	26		28
Net assets at end of period (000 omitted)	$576,712	$583,224	$632,661	$702,266		$705,470

See Notes to Financial Statements

32

Financial Highlights – continued

Class B	Years ended 4/30
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$6.11	$6.11	$6.18		$6.21		$5.88
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.07	$0.10		$0.13		$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.03 (g)	(0.04	)(g)	0.00	(w)	0.36
Total from investment operations	$(0.02)	$0.10	$0.06		$0.13		$0.53
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.10)	$(0.13)		$(0.16)		$(0.20)
Net asset value, end of period (x)	$6.04	$6.11	$6.11		$6.18		$6.21
Total return (%) (r)(s)(t)(x)	(0.32)	1.57	1.02		2.12		9.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.60	1.60		1.60		1.59
Expenses after expense reductions (f)	1.49	1.50	1.51		1.51		1.51
Net investment income	0.54	1.18	1.61		2.06		2.71
Portfolio turnover	29	34	27		26		28
Net assets at end of period (000 omitted)	$7,814	$7,585	$10,056		$16,641		$35,642

Class C	Years ended 4/30
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$6.12	$6.12	$6.19		$6.22		$5.89
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.07	$0.09		$0.12		$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.02	(0.03	)(g)	0.00	(w)	0.37
Total from investment operations	$(0.03)	$0.09	$0.06		$0.12		$0.52
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.09)	$(0.13)		$(0.15)		$(0.19)
Net asset value, end of period (x)	$6.05	$6.12	$6.12		$6.19		$6.22
Total return (%) (r)(s)(t)(x)	(0.41)	1.46	0.93		2.02		8.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.60	1.60		1.60		1.62
Expenses after expense reductions (f)	1.59	1.60	1.60		1.60		1.60
Net investment income	0.46	1.07	1.49		1.90		2.51
Portfolio turnover	29	34	27		26		28
Net assets at end of period (000 omitted)	$171,276	$212,060	$224,122		$234,829		$234,584

See Notes to Financial Statements

33

Financial Highlights – continued

Class I	Years ended 4/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$6.10	$6.11	$6.17	$6.21		$5.88
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.13	$0.15	$0.18		$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.01 (g)	(0.02)	0.00	(w)	0.36
Total from investment operations	$0.04	$0.14	$0.13	$0.18		$0.58
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.15)	$(0.19)	$(0.22)		$(0.25)
Net asset value, end of period (x)	$6.03	$6.10	$6.11	$6.17		$6.21
Total return (%) (r)(s)(x)	0.59	2.31	2.11	2.87		10.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.60	0.60	0.60		0.62
Expenses after expense reductions (f)	0.59	0.60	0.60	0.60		0.60
Net investment income	1.41	2.14	2.48	2.88		3.52
Portfolio turnover	29	34	27	26		28
Net assets at end of period (000 omitted)	$237,785	$130,703	$310,572	$212,086		$147,616

Class R1	Years ended 4/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$6.11	$6.11	$6.17	$6.21		$5.88
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.07	$0.09	$0.12		$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.02	(0.02)	(0.01	)(g)	0.36
Total from investment operations	$(0.03)	$0.09	$0.07	$0.11		$0.52
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.09)	$(0.13)	$(0.15)		$(0.19)
Net asset value, end of period (x)	$6.04	$6.11	$6.11	$6.17		$6.21
Total return (%) (r)(s)(x)	(0.41)	1.46	1.09	1.85		8.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.60	1.60	1.60		1.62
Expenses after expense reductions (f)	1.59	1.60	1.60	1.60		1.60
Net investment income	0.44	1.08	1.51	1.93		2.57
Portfolio turnover	29	34	27	26		28
Net assets at end of period (000 omitted)	$712	$616	$675	$963		$1,164

See Notes to Financial Statements

34

Financial Highlights – continued

Class R2	Years ended 4/30
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$6.13	$6.12	$6.19		$6.23		$5.90
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.10	$0.13		$0.16		$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.04 (g)	(0.04	)(g)	(0.01	)(g)	0.37
Total from investment operations	$0.01	$0.14	$0.09		$0.15		$0.56
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.13)	$(0.16)		$(0.19)		$(0.23)
Net asset value, end of period (x)	$6.06	$6.13	$6.12		$6.19		$6.23
Total return (%) (r)(s)(x)	0.19	2.24	1.54		2.46		9.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.10	1.10		1.10		1.12
Expenses after expense reductions (f)	0.99	1.00	1.00		1.00		1.00
Net investment income	1.04	1.67	2.10		2.51		3.16
Portfolio turnover	29	34	27		26		28
Net assets at end of period (000 omitted)	$4,520	$4,189	$4,869		$6,134		$5,999

Class R3	Years ended 4/30
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$6.12	$6.12	$6.19		$6.22		$5.89
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.11	$0.14		$0.16		$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.02	(0.04	)(g)	0.01		0.38
Total from investment operations	$0.02	$0.13	$0.10		$0.17		$0.57
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.13)	$(0.17)		$(0.20)		$(0.24)
Net asset value, end of period (x)	$6.05	$6.12	$6.12		$6.19		$6.22
Total return (%) (r)(s)(x)	0.34	2.22	1.69		2.78		9.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.85		0.85		0.89
Expenses after expense reductions (f)	0.84	0.85	0.85		0.85		0.85
Net investment income	1.19	1.81	2.23		2.64		3.14
Portfolio turnover	29	34	27		26		28
Net assets at end of period (000 omitted)	$8,528	$8,014	$8,109		$6,714		$5,757

See Notes to Financial Statements

35

Financial Highlights – continued

Class R4	Years ended 4/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$6.13	$6.13	$6.19	$6.23		$5.90
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.13	$0.15	$0.18		$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.02	(0.02)	0.00	(w)	0.37
Total from investment operations	$0.04	$0.15	$0.13	$0.18		$0.58
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.15)	$(0.19)	$(0.22)		$(0.25)
Net asset value, end of period (x)	$6.06	$6.13	$6.13	$6.19		$6.23
Total return (%) (r)(s)(x)	0.59	2.48	2.11	2.87		10.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.60	0.60	0.60		0.63
Expenses after expense reductions (f)	0.59	0.60	0.60	0.60		0.60
Net investment income	1.44	2.06	2.49	2.88		3.37
Portfolio turnover	29	34	27	26		28
Net assets at end of period (000 omitted)	$923	$904	$839	$855		$691

Class R5	Years ended 4/30
	2014	2013 (i)
Net asset value, beginning of period	$6.11	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.00	(w)
Total from investment operations	$0.04	$0.08
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.09)
Net asset value, end of period (x)	$6.04	$6.11
Total return (%) (r)(s)(x)	0.66	1.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	(a)
Expenses after expense reductions (f)	0.52	0.53	(a)
Net investment income	1.50	1.99	(a)
Portfolio turnover	29	34
Net assets at end of period (000 omitted)	$442,446	$337,605

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529A	Years ended 4/30
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$6.13	$6.13	$6.19		$6.23		$5.90
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.11	$0.14		$0.16		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.03 (g)	(0.02)		0.00	(w)	0.37
Total from investment operations	$0.02	$0.14	$0.12		$0.16		$0.57
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.14)	$(0.18)		$(0.20)		$(0.24)
Net asset value, end of period (x)	$6.06	$6.13	$6.13		$6.19		$6.23
Total return (%) (r)(s)(t)(x)	0.39	2.27	1.90		2.62		9.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.95	0.95		0.95		0.97
Expenses after expense reductions (f)	0.78	0.80	0.81		0.85		0.85
Net investment income	1.24	1.85	2.27		2.64		3.28
Portfolio turnover	29	34	27		26		28
Net assets at end of period (000 omitted)	$41,642	$35,126	$28,311		$22,743		$16,907

Class 529B	Years ended 4/30
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$6.10	$6.10	$6.17		$6.20		$5.87
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.07	$0.09		$0.12		$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)	0.02	(0.03	)(g)	0.00	(w)	0.36
Total from investment operations	$(0.01)	$0.09	$0.06		$0.12		$0.52
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)	$(0.13)		$(0.15)		$(0.19)
Net asset value, end of period (x)	$6.04	$6.10	$6.10		$6.17		$6.20
Total return (%) (r)(s)(t)(x)	(0.21)	1.50	0.96		2.00		8.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.70	1.70		1.70		1.69
Expenses after expense reductions (f)	1.54	1.56	1.57		1.61		1.61
Net investment income	0.49	1.12	1.53		1.93		2.56
Portfolio turnover	29	34	27		26		28
Net assets at end of period (000 omitted)	$1,912	$1,849	$1,915		$1,735		$2,008

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529C	Years ended 4/30
	2014	2013		2012		2011		2010
Net asset value, beginning of period	$6.13	$6.12		$6.19		$6.23		$5.89
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.06		$0.09		$0.11		$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.04	(g)	(0.04	)(g)	0.00	(w)	0.38
Total from investment operations	$(0.03)	$0.10		$0.05		$0.11		$0.53
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.09)		$(0.12)		$(0.15)		$(0.19)
Net asset value, end of period (x)	$6.06	$6.13		$6.12		$6.19		$6.23
Total return (%) (r)(s)(t)(x)	(0.46)	1.58		0.87		1.75		9.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.70		1.70		1.70		1.72
Expenses after expense reductions (f)	1.63	1.65		1.66		1.70		1.70
Net investment income	0.40	1.01		1.43		1.79		2.43
Portfolio turnover	29	34		27		26		28
Net assets at end of period (000 omitted)	$24,133	$22,880		$18,909		$16,254		$12,364

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

38

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of FASB Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular

39

Notes to Financial Statements – continued

jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine

40

Notes to Financial Statements – continued

value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and swap agreements. The following is a summary of the levels used as of April 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$86,805,113	$—	$86,805,113
Non-U.S. Sovereign Debt	—	149,217,830	—	149,217,830
Municipal Bonds	—	7,136,460	—	7,136,460
U.S. Corporate Bonds	—	558,556,397	—	558,556,397
Residential Mortgage-Backed Securities	—	42,753,540	—	42,753,540
Commercial Mortgage-Backed Securities	—	15,273,447	—	15,273,447
Asset-Backed Securities (including CDOs)	—	166,770,316	—	166,770,316
Foreign Bonds	—	450,238,030	—	450,238,030
Mutual Funds	33,030,122	—	—	33,030,122
Total Investments	$33,030,122	$1,476,751,133	$—	$1,509,781,255

Other Financial Instruments
Futures Contracts	$50,453	$—	$—	$50,453
Swap Agreements	—	413,571	—	413,571

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging

41

Notes to Financial Statements – continued

can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$50,453
Credit	Credit Default Swaps	413,571
Total		$464,024

(a)	The value of futures contracts and cleared swap agreements outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. The current day variation margin for futures contracts and cleared swaps is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$64,708	$—
Credit	—	128,041
Total	$64,708	$128,041

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$116,315	$—
Credit	—	267,382
Total	$116,315	$267,382

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the

42

Notes to Financial Statements – continued

credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an

43

Notes to Financial Statements – continued

executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally

44

Notes to Financial Statements – continued

only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At April 30, 2014, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to

45

Notes to Financial Statements – continued

accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

46

Notes to Financial Statements – continued

For mortgage backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/14	4/30/13
Ordinary income (including any short-term capital gains)	$22,309,355	$27,672,264

47

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/14
Cost of investments	$1,506,968,539
Gross appreciation	14,939,855
Gross depreciation	(12,127,139)
Net unrealized appreciation (depreciation)	$2,812,716
Undistributed ordinary income	277,278
Capital loss carryforwards	(66,507,890)
Post-October capital loss deferral	(5,724,637)
Other temporary differences	(1,868,965)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2014, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/15	$(11,871,035)
4/30/16	(12,189,538)
4/30/17	(11,740,197)
4/30/18	(9,393,942)
4/30/19	(9,431,348)
Total	$(54,626,060)

Post-enactment losses which are characterized as follows:
Short-Term	$(586,793)
Long-Term	(11,295,037)
Total	$(11,881,830)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

48

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/14	Year ended 4/30/13 (i)
Class A	$9,445,996	$13,867,693
Class B	69,717	137,692
Class C	1,455,089	3,154,673
Class I	3,654,809	4,890,360
Class R1	4,554	9,397
Class R2	55,448	95,807
Class R3	123,605	184,247
Class R4	15,611	21,052
Class R5	6,748,763	4,315,528
Class 529A	565,430	692,401
Class 529B	14,446	28,021
Class 529C	155,887	275,393
Total	$22,309,355	$27,672,264

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2014, this management fee reduction amounted to $28,364, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $145,960 and $151,867 for the year ended April 30, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

49

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,485,236
Class B	0.75%	0.25%	1.00%	0.90%	84,145
Class C	0.75%	0.25%	1.00%	1.00%	1,942,400
Class R1	0.75%	0.25%	1.00%	1.00%	6,209
Class R2	0.25%	0.25%	0.50%	0.40%	20,720
Class R3	—	0.25%	0.25%	0.25%	20,758
Class 529A	—	0.25%	0.25%	0.15%	92,121
Class 529B	0.75%	0.25%	1.00%	0.91%	18,592
Class 529C	0.75%	0.25%	1.00%	0.99%	226,492
Total Distribution and Service Fees					$3,896,673

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2014 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2014, this waiver amounted to $630,938 and is included in the reduction of total expenses in the Statement of Operations. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee is being paid by the fund and 0.10% of the Class B and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2014, this waiver amounted to $10,050 for Class B and Class 529B shares, and is included in the reduction of total expenses in the Statement of Operations. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2014, this waiver amounted to $4,144 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2014. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2014, this rebate amounted to $14,265, $1, $207, $1,443, $61, and $1,925, for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and

50

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2014, were as follows:

Amount
Class A	$46,929
Class B	10,484
Class C	41,445
Class 529B	76
Class 529C	125

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2015, unless MFD elects to extend the waiver. For the year ended April 30, 2014, this waiver amounted to $30,680 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2014, were as follows:

	Fee	Waiver
Class 529A	$36,848	$18,425
Class 529B	1,859	930
Class 529C	22,649	11,325
Total Program Manager Fees and Waivers	$61,356	$30,680

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2014, the fee was $323,069, which equated to 0.0222% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $931,009.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting

51

Notes to Financial Statements – continued

fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2014, these costs for the fund amounted to $338,351 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.0126% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $149 and is included in independent Trustees’ compensation for the year ended April 30, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $5,293 at April 30, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,192 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,817, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

52

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$93,137,428	$19,263,879
Investments (non-U.S. Government securities)	$494,255,445	$391,212,210

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	41,548,442	$252,133,623	27,796,786	$170,293,730
Class B	810,918	4,903,890	492,292	3,008,299
Class C	8,203,472	49,746,958	8,657,142	52,997,594
Class I	44,840,651	270,634,378	24,488,550	149,433,735
Class R1	42,746	258,602	24,951	152,353
Class R2	297,206	1,802,164	357,204	2,187,124
Class R3	274,238	1,661,272	264,364	1,618,415
Class R4	65,231	395,741	18,143	111,292
Class R5	19,140,680	115,768,115	54,888,478	335,868,553
Class 529A	3,284,203	19,900,347	2,738,371	16,770,217
Class 529B	259,873	1,569,086	217,671	1,328,939
Class 529C	1,804,783	10,936,865	1,742,076	10,669,278
	120,572,443	$729,711,041	121,686,028	$744,439,529

Shares issued to shareholders in reinvestment of distributions
Class A	1,311,068	$7,949,649	1,853,606	$11,358,643
Class B	10,171	61,530	19,610	119,822
Class C	202,301	1,226,321	401,618	2,458,718
Class I	268,883	1,623,429	649,216	3,961,647
Class R1	753	4,553	1,538	9,395
Class R2	7,405	44,901	14,140	86,609
Class R3	20,362	123,362	30,094	184,198
Class R4	2,403	14,583	2,923	17,909
Class R5	1,115,373	6,748,750	705,485	4,315,528
Class 529A	91,936	557,376	112,316	688,314
Class 529B	2,350	14,199	4,522	27,592
Class 529C	25,479	154,483	44,697	273,783
	3,058,484	$18,523,136	3,839,765	$23,502,158

53

Notes to Financial Statements – continued

	Year ended 4/30/14		Year ended 4/30/13 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(42,856,982)	$(260,054,259)	(37,732,675)	$(231,160,582)
Class B	(769,239)	(4,654,299)	(916,878)	(5,598,641)
Class C	(14,751,133)	(89,411,753)	(11,034,867)	(67,562,803)
Class I	(27,105,045)	(163,609,334)	(54,561,331)	(333,648,528)
Class R1	(26,509)	(160,509)	(36,246)	(221,327)
Class R2	(242,325)	(1,469,719)	(482,471)	(2,953,630)
Class R3	(194,789)	(1,181,292)	(310,094)	(1,898,581)
Class R4	(62,783)	(381,277)	(10,469)	(63,972)
Class R5	(2,286,052)	(13,831,757)	(355,058)	(2,173,018)
Class 529A	(2,234,937)	(13,548,688)	(1,738,597)	(10,651,005)
Class 529B	(248,344)	(1,500,563)	(233,198)	(1,423,425)
Class 529C	(1,581,181)	(9,585,770)	(1,138,797)	(6,974,116)
	(92,359,319)	$(559,389,220)	(108,550,681)	$(664,329,628)

Net change
Class A	2,528	$29,013	(8,082,283)	$(49,508,209)
Class B	51,850	311,121	(404,976)	(2,470,520)
Class C	(6,345,360)	(38,438,474)	(1,976,107)	(12,106,491)
Class I	18,004,489	108,648,473	(29,423,565)	(180,253,146)
Class R1	16,990	102,646	(9,757)	(59,579)
Class R2	62,286	377,346	(111,127)	(679,897)
Class R3	99,811	603,342	(15,636)	(95,968)
Class R4	4,851	29,047	10,597	65,229
Class R5	17,970,001	108,685,108	55,238,905	338,011,063
Class 529A	1,141,202	6,909,035	1,112,090	6,807,526
Class 529B	13,879	82,722	(11,005)	(66,894)
Class 529C	249,081	1,505,578	647,976	3,968,945
	31,271,608	$188,844,957	16,975,112	$103,612,059

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2010 Fund were the owners of record of approximately 18%, 4%, 2% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

54

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2014, the fund’s commitment fee and interest expense were $5,988 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	41,336,989	490,486,535	(498,793,402)	33,030,122

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$47,444	$33,030,122

55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2014

56

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

60

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
James Calmas

61

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2013 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

62

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

63

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

64

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2014

MFS® MUNICIPAL LIMITED MATURITY FUND

MTL-ANN

MFS® MUNICIPAL LIMITED MATURITY FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

After gaining momentum late last year, the U.S. economy slipped this winter, as severe weather curtailed activity. More recently, however, labor market data, consumer confidence, retail sales and industrial output have indicated that the U.S. economy could be regaining traction.

Europe emerged from its recession midway through 2013. However, its pace of growth has been slow, high unemployment persists and the risk of deflation exists. Asia remains vulnerable. China’s economic growth has slowed, and Japan’s early progress toward an economic turnaround continues to face obstacles. Emerging markets have also displayed much higher volatility, affected by the early transition from aggressive central bank monetary easing.

With so much uncertainty, global financial markets began 2014 with much greater volatility than last year’s broad-based rally. For equity investors, attention to company fundamentals has taken on more importance. Bond investors have been attuned to heightened risks from possible interest rate increases.

As always at MFS®, active risk management is an integral part of how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

June 13, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
General Obligations-General Purpose	19.2%
Universities-Colleges	9.1%
Healthcare Revenue-Hospitals	8.4%
Water & Sewer Utility Revenue	7.8%
General Obligations-Schools	4.9%
State & Local Agencies	4.8%
Utilities-Investor Owned	4.8%
Airport Revenue	4.6%
Utilities-Municipal Owned	4.4%
Miscellaneous Revenue-Other	4.2%

Composition including fixed income credit quality (a)(i)
AAA	14.6%
AA	35.4%
A	33.0%
BBB	13.4%
BB	0.7%
B	1.0%
Not Rated	1.1%
Cash & Other	0.8%

Portfolio facts (i)
Average Duration (d)	3.5
Average Effective Maturity (m)	4.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2014, Class A shares of the MFS Municipal Limited Maturity Fund (“fund”) provided a total return of –0.13%, at net asset value. This compares with returns of 1.19% and 1.07% for the fund’s benchmarks, the Barclays 3- Year Municipal Bond Index (“3-Year Index”) and the Barclays 5-Year Municipal Bond Index (“5-Year Index”), respectively.

Market Environment

Early in the period, jitters over a banking crisis in Cyprus were more than offset by ongoing accommodative global monetary policy and improving economic data, resulting in gains in both equity and fixed income markets. As the period progressed, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging market (“EM”) stresses surfaced as markets focused on imbalances and stagflationary conditions in certain EM countries. In addition, political instability increased in certain areas, notably in the Ukraine where tensions escalated following a change in government and Russia’s annexation of Crimea. Later in the period, markets were forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the major US equity indexes traded near their all-time highs by the end of the period.

Over the twelve months ended April 30, 2014, municipal bond yields generally increased as fixed income market activity was led by the Fed’s signal last June 2013 that it would begin to reduce monthly purchases of US Treasury and mortgage-backed securities; the reduction in the size of the purchase program actually began in December 2013, when 10-year US Treasury yields peaked at 3%. Municipal bond prices fell accordingly during this time frame after the Fed announced it might taper asset purchases.

Management Review – continued

Further, more flames were fanned by credit concerns, first by Detroit’s Chapter 9 filing in July, and then by increased scrutiny of Puerto Rico’s weakened fiscal position in late August. Since January 2014, municipal market supply/demand dynamics have improved enough to enable municipal bonds to rally as retail investors and hedge funds emerged as the market’s primary source of demand. The supply/demand dynamics were further supported by a reduced level of issuance during Q1 2014 as well as a more stable trend in mutual fund flows.

With the risks of a restructuring of Puerto Rico debt deferred after the Commonwealth successfully issued a $3.5 billion General Obligation bond deal, concerns regarding negative headline risk in the municipal market have also waned for the time being.

Factors Affecting Performance

Relative to the 5-Year Index, the fund’s security selection in “BBB” rated (r) bonds held back relative returns and outweighed the positive impact from an overweight allocation to this credit quality segment. Security selection in “A” rated securities also held back relative returns. Security selection within both the general obligation and utilities sectors was another factor that weakened relative performance.

Relative to the 3-Year Index, the fund’s longer duration (d) stance hindered relative performance during the reporting period, particularly in the “A” and “AAA” rated credit quality segments, both of which were also hampered by weak security selection. Unfavorable security selection in both the general obligation and industrial sectors were also negative factors for the fund’s relative results.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective May 31, 2014, Jason Kosty is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	(0.13)%	3.33%	3.15%	N/A
B	9/07/93	(0.86)%	2.57%	2.39%	N/A
C	7/01/94	(0.97)%	2.46%	2.28%	N/A
I	8/30/10	0.02%	N/A	N/A	2.30%
Comparative benchmarks
Barclays 3-Year Municipal Bond Index (f)		1.19%	2.43%	3.11%	N/A
Barclays 5-Year Municipal Bond Index (f)		1.07%	3.93%	4.16%	N/A
Average annual with sales charge
A With initial Sales Charge (2.50%)		(2.62)%	2.81%	2.89%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.79)%	2.21%	2.39%	N/A
C With CDSC (1% for 12 months) (v)		(1.95)%	2.46%	2.28%	N/A
CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Barclays 3-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (2 to 4 years) tax-exempt bond market.

Barclays 5-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (4 to 6 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2013 through April 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/13	Ending Account Value 4/30/14	Expenses Paid During Period (p) 11/01/13-4/30/14
A	Actual	0.69%	$1,000.00	$1,014.46	$3.45
	Hypothetical (h)	0.69%	$1,000.00	$1,021.37	$3.46
B	Actual	1.44%	$1,000.00	$1,010.74	$7.18
	Hypothetical (h)	1.44%	$1,000.00	$1,017.65	$7.20
C	Actual	1.54%	$1,000.00	$1,008.95	$7.67
	Hypothetical (h)	1.54%	$1,000.00	$1,017.16	$7.70
I	Actual	0.54%	$1,000.00	$1,015.19	$2.70
	Hypothetical (h)	0.54%	$1,000.00	$1,022.12	$2.71

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 98.1%
Issuer	Shares/Par	Value ($)

Alabama - 1.5%
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 4%, 6/01/15	$1,000,000	$1,038,564
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 5%, 6/01/18	2,335,000	2,682,565
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/17	1,815,000	1,973,813
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/18	1,000,000	1,095,000
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/19	1,615,000	1,780,699
Alabama Private Colleges (Tuskegee University), “N”, ASSD GTY, 5%, 9/01/15	430,000	452,941
Alabama Public School & College Authority, “A”, 5%, 5/01/15	2,000,000	2,095,400
Auburn University, General Fee Rev., “A”, 5%, 6/01/21	2,170,000	2,576,832
Birmingham, AL, Special Care Facilities Financing Rev. (Baptist Health Systems, Inc.), “A”, 5%, 11/15/14	2,000,000	2,043,600
Birmingham, AL, Waterworks Board Water Rev., 3%, 7/01/15	3,730,000	3,840,371
Mobile, AL, Industrial Development Board, Pollution Control Rev. (Alabama Power Co.), 1.65%, 6/01/34 (b)	1,000,000	999,990
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 4%, 12/01/16	1,810,000	1,944,664

		$22,524,439
Alaska - 0.3%
Valdez, AK, Marine Terminal Rev. (BP Pipelines Project), “B”, 5%, 1/01/21	$4,000,000	$4,687,080

Arizona - 1.4%
Arizona Board of Regents (Arizona State University), “A”, 4%, 7/01/17	$300,000	$329,655
Arizona Health Facilities Authority Rev. (Phoenix Children’s Hospital), “A-1”, FRN, 1.97%, 2/01/48 (b)	3,000,000	2,998,470
Chandler, AZ, 5%, 7/01/22	1,000,000	1,145,260
Maricopa County, AZ, Pollution Control Corp., Pollution Control Rev. (Arizona Public Service Co.), “C”, 1.75%, 5/01/29 (b)	5,000,000	4,980,450
Navajo County, AZ, Pollution Control Corp. Rev. (Arizona Public Service Co.), “C”, 5.5%, 6/01/34 (b)	1,000,000	1,003,680
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 7/01/21	1,260,000	1,557,360
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 10/01/20	3,275,000	3,630,469

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Arizona - continued
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/16	$400,000	$429,692
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/17	375,000	411,214
Yavapai County, AZ, Industrial Development Authority Rev. (Regional Medical Center), “A”, 5%, 8/01/18	525,000	584,168
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 2.125%, 6/01/27 (b)	3,000,000	3,051,120
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 0.625%, 3/01/28 (b)	1,250,000	1,250,250

		$21,371,788
Arkansas - 0.6%
Arkansas Four-Lane Highway Construction & Improvement Rev., 5%, 6/15/21	$5,000,000	$6,048,550
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/21	3,250,000	3,235,050

		$9,283,600
California - 10.0%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 2%, 11/15/14	$1,150,000	$1,154,336
California Department of Water Resources, Power Supply Rev., “L”, 5%, 5/01/18	3,510,000	4,062,158
California Department of Water Resources, Power Supply Rev., “M”, 4%, 5/01/19	3,000,000	3,400,920
California Economic Recovery, “B”, 5%, 7/01/23 (b)	1,500,000	1,511,355
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/19	1,000,000	1,153,650
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/20	1,250,000	1,455,613
California Educational Facilities Authority Rev. (Loyola Marymount), “B”, FRN, 0.92%, 10/01/15	1,640,000	1,644,838
California Educational Facilities Authority Rev. (Pitzer College), 5%, 4/01/16	1,395,000	1,512,501
California Educational Facilities Authority Rev. (University of San Francisco), 5%, 10/01/21	500,000	579,255
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “I”, 4.95%, 7/01/26 (b)	3,000,000	3,022,320
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 10/01/16	570,000	617,213
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 10/01/17	1,100,000	1,207,107

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “C”, 5%, 7/01/43 (b)	$2,750,000	$3,224,650
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “D”, 5%, 7/01/43 (b)	2,400,000	2,833,296
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/23	9,900,000	10,040,976
California Housing Finance Agency Rev. (Home Mortgage), “K”, 4.55%, 8/01/21	90,000	93,853
California Infrastructure & Economic Development Bank Rev., “A”, ETM, 4%, 2/01/15 (c)	1,260,000	1,295,998
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/18	650,000	721,676
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 6/01/23 (b)	135,000	147,609
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “C”, 5.25%, 6/01/23 (b)	3,045,000	3,329,403
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, FRN, 0.7%, 11/01/38 (b)	5,000,000	5,000,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A-1”, 1.875%, 4/01/25 (b)	2,000,000	2,022,620
California Public Works Board Lease Rev. (Various Capital Projects), “G”, 4%, 11/01/15	1,000,000	1,055,080
California Public Works Board Lease Rev. (Various Capital Projects), “G”, 4%, 11/01/16	3,840,000	4,162,061
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/17	415,000	471,930
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/18	485,000	561,164
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (State Prison - Lassen County, Susanville), “I”, 5%, 6/01/16	5,000,000	5,465,450
California Public Works Board Lease Rev., Department of Public Health (Richmond Laboratory), “J”, 4%, 11/01/15	1,000,000	1,053,080
California State University Rev., “A”, 5%, 11/01/22	5,000,000	6,027,100
California Statewide Communities Development Authority Rev. (Kaiser Permanente), “C”, 5%, 11/01/29 (b)	1,500,000	1,689,495
California Statewide Communities Development Authority Student Housing (University of California-Irvine), 5%, 5/15/14	1,000,000	1,001,330
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “A”, 1.65%, 7/01/18	3,500,000	3,508,435
Contra Costa, CA, Transportation Authority Sales Tax Rev., FRN, 0.472%, 3/01/34 (b)	2,500,000	2,502,075

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 2%, 9/01/14	$280,000	$280,888
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 2%, 9/01/15	530,000	536,100
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 3%, 9/01/16	605,000	626,756
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 4%, 9/01/18	400,000	431,580
East Bay, CA, Municipal Utility District, Wastewater System Rev., “A”, 0.4%, 6/01/38 (b)	3,890,000	3,887,744
Irvine, CA, Improvement Bond Act 1915, 3%, 9/02/14	500,000	503,445
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Rev., “A”, 5.25%, 11/15/20	930,000	1,038,605
Los Angeles County, CA, Public Works Financing Authority Lease Rev. (Multiple Capital Project II), 5%, 8/01/18	500,000	575,155
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/22	1,865,000	2,096,894
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/23	1,865,000	2,095,272
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 10/01/20	5,000,000	5,977,200
Los Angeles, CA, Community College District, “E”, AGM, 5%, 8/01/22	1,000,000	1,096,760
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 7/01/19	1,000,000	1,183,910
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 1/01/15	1,105,000	1,139,133
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 1/01/17	350,000	381,290
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/18	2,450,000	2,500,005
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 1/01/18	310,000	341,698
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/19	2,575,000	2,622,947
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 1/01/20	2,705,000	2,752,689
Mt. San Antonio, CA, Community College District, Capital Appreciation, 0%, 5/01/15	3,170,000	3,161,251
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 3%, 9/01/17	1,140,000	1,210,463
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/18	1,210,000	1,336,118

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/19	$1,300,000	$1,440,322
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/20	1,750,000	2,088,993
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/20	750,000	879,893
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/21	1,200,000	1,407,888
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/22	1,500,000	1,756,890
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/23	1,100,000	1,283,084
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/20	500,000	580,170
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Rev., “A”, 3%, 7/01/15	400,000	412,968
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.45%, 4/01/45 (b)	2,500,000	2,510,725
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/25	1,000,000	1,131,980
San Francisco, CA, Redevelopment Successor Agency Tax Allocation (Mission Bay South Redevelopment), 5%, 8/01/17	300,000	334,884
San Francisco, CA, Redevelopment Successor Agency Tax Allocation (Mission Bay South Redevelopment) , 4%, 8/01/15	420,000	437,329
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation , 4%, 9/01/16	820,000	879,261
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation , 5%, 9/01/17	575,000	643,747
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation , 5%, 9/01/18	600,000	680,820
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation , 5%, 9/01/19	625,000	714,788
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation , 5%, 9/01/20	985,000	1,130,632
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation , 5%, 9/01/21	1,350,000	1,548,234
Southern California Metropolitan Water District Rev., “E-3”, 3.5%, 7/01/37 (b)	4,000,000	4,269,440
State of California, 5%, 4/01/17	7,000,000	7,864,220
University of California, “AK”, 5%, 5/15/48 (b)	5,000,000	6,045,000

		$151,345,718
Colorado - 0.9%
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 3%, 1/15/15	$215,000	$218,208
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 3%, 1/15/18	100,000	104,855
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Charter School), 4%, 1/15/19	155,000	168,821

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 2.25%, 7/15/17	$175,000	$172,814
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 7/15/22	1,460,000	1,396,899
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/18	300,000	315,531
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/20	310,000	325,330
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/22	545,000	571,046
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), “B”, 5%, 6/01/39 (b)	1,000,000	1,022,060
Colorado Health Facilities Authority Rev. (National Jewish Health Project), 4%, 1/01/15	500,000	507,195
Colorado Housing & Finance Authority Rev. (Colorado Employment Compensation), “A”, 5%, 5/15/14	4,000,000	4,007,440
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/16	1,000,000	1,104,090
Denver, CO, City & County Airport Systems Rev., “A”, 4%, 11/15/17	1,250,000	1,362,838
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/18	300,000	345,939
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/19	445,000	517,571
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 9/01/21	1,500,000	1,818,330

		$13,958,967
Connecticut - 0.1%
Connecticut Development Authority, Pollution Control Rev. (Connecticut Light & Power Co.), “A”, 1.55%, 5/01/31 (b)	$2,000,000	$2,017,500

Florida - 4.7%
Broward County, FL, Airport System Rev., “Q-1”, 3%, 10/01/15	$550,000	$571,049
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/15	1,000,000	1,066,310
Broward County, FL, Airport System Rev., “Q-1”, 4%, 10/01/16	150,000	162,050
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/16	850,000	939,616
Broward County, FL, Airport System Rev., “Q-1”, 4%, 10/01/17	250,000	275,403
Broward County, FL, Airport System Rev., “Q-1”, 5%, 10/01/17	700,000	795,788
Citizens Property Insurance Corp., FL, “A-1”, 5%, 6/01/15	5,000,000	5,249,700
Escambia County, FL, Solid Waste Disposal Rev. (Gulf Power Co.), 1.35%, 4/01/39 (b)	2,500,000	2,507,725
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/19	4,000,000	4,619,880
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/20	1,435,000	1,671,058

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Florida Department Management Services Rev. “A”, AGM, 5.25%, 9/01/15	$1,875,000	$1,984,238
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/21	1,300,000	1,446,471
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/22	600,000	668,682
Florida Mid Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/19	275,000	218,647
Florida Mid Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/23	215,000	132,698
Florida Mid Bay Bridge Authority Rev., Capital Appreciation, “A”, 0%, 10/01/24	150,000	87,198
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/19	2,365,000	2,773,081
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/20	1,330,000	1,550,474
Florida State Board of Education, Lottery Rev., “A” , 5%, 7/01/18	14,780,000	17,101,938
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 11/15/21	5,165,000	5,313,649
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/18	2,000,000	2,278,060
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/19	1,875,000	2,129,888
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/20	1,750,000	1,987,475
Miami-Dade County, FL, Transit Sales Surtax Rev., AGM, 5%, 7/01/17	1,500,000	1,694,400
Miami-Dade County, FL, Water & Sewer Rev., 4%, 10/01/14	1,000,000	1,015,600
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center, Inc., Project), “A”, 4%, 11/01/15	1,135,000	1,174,237
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center, Inc., Project), “A”, 4%, 11/01/16	1,030,000	1,084,137
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/15	400,000	415,504
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/16	390,000	412,472
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 10/01/17	870,000	926,994
South Miami, FL, Health Facilities Baptist Authority Hospital Rev. (Baptist Health South Florida Group), 5%, 8/15/21	290,000	324,713
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 6/01/22	1,755,000	1,381,115
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 6/01/23	2,655,000	1,992,365
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 4%, 7/01/16	265,000	279,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/19	$500,000	$561,125
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/18	200,000	223,044
Tampa, FL, Solid Waste System Rev., “A”, 5%, 10/01/20	3,000,000	3,414,660

		$70,431,194
Georgia - 2.7%
Atlanta, GA, Airport Passenger Facility Charge Rev., “B”, 5%, 1/01/18	$2,000,000	$2,273,300
Atlanta, GA, Airport Rev., “A”, AGM, 5.375%, 1/01/15	1,000,000	1,007,800
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/18	700,000	797,006
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/20	400,000	466,884
Atlanta, GA, Water & Wastewater Rev., “A”, FGIC, 5.5%, 11/01/14	1,185,000	1,215,917
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Company Plant Vogtle), 5th Series, 1.8%, 10/01/32 (b)	2,500,000	2,504,700
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 10/01/21	1,000,000	1,188,110
Fulton County, GA, “A”, 3%, 7/01/17	2,515,000	2,672,464
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 10/01/19	5,000,000	5,803,750
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/21	5,030,000	6,007,379
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/15	190,000	195,301
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/16	1,340,000	1,413,043
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.125%, 9/15/16	1,045,000	1,124,441
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/22	8,135,000	9,260,477
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/20	500,000	583,315
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 10/01/21	1,750,000	2,031,225
Gwinnett County, GA, School District, 5%, 2/01/21	790,000	949,738
Henry County, GA, 5%, 7/01/14	1,080,000	1,088,726

		$40,583,576
Guam - 0.3%
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	$955,000	$1,045,840
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	1,080,000	1,205,453
Guam International Airport Authority Rev., “C”, 4%, 10/01/15	500,000	512,100
Guam International Airport Authority Rev., “C”, 5%, 10/01/16	255,000	268,808

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Guam - continued
Guam International Airport Authority Rev., “C”, 5%, 10/01/17	$420,000	$445,309
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/21	1,500,000	1,750,950

		$5,228,460
Hawaii - 0.7%
State of Hawaii, “EE”, 5%, 11/01/20	$9,000,000	$10,762,380

Illinois - 7.7%
Chicago, IL, Midway Airport Rev., Second Lien, “B”, 5%, 1/01/19	$5,375,000	$5,526,951
Chicago, IL, Midway Airport Rev., Second Lien, “B”, 5%, 1/01/20	5,640,000	5,803,616
Chicago, IL, O’Hare International Airport Rev., “B”, 4%, 1/01/15	11,850,000	12,133,689
Chicago, IL, O’Hare International Airport Rev., “B”, 4%, 1/01/16	7,460,000	7,877,163
Chicago, IL, Transit Authority Capital Grant Receipts Rev., AMBAC, 5%, 6/01/14	2,000,000	2,007,560
Illinois Educational Facilities Authority Rev. (The Art Institute of Chicago), “A”, 4.3%, 3/01/30 (b)	500,000	524,240
Illinois Educational Facilities Authority Rev. (University of Chicago), “B-1”, FRN, 1.1%, 7/01/36 (b)	2,000,000	1,986,000
Illinois Finance Authority Gas Supply Rev. (Peoples Gas Light & Coke Co.), 2.125%, 3/01/30 (b)	1,900,000	1,904,636
Illinois Finance Authority Rev. (Central DuPage Health), 5%, 11/01/14	1,820,000	1,857,492
Illinois Finance Authority Rev. (Depaul University), “B”, 5%, 10/01/20	3,335,000	3,874,870
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.15%, 5/15/14	275,000	274,970
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.4%, 5/15/15	300,000	301,884
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.7%, 5/15/16	375,000	378,848
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.95%, 5/15/17	940,000	950,613
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 3.2%, 5/15/18	1,405,000	1,418,235
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 5/15/23	1,000,000	969,000
Illinois Finance Authority Rev. (IIlinois Institute of Technology), “A”, 5%, 4/01/16	1,000,000	1,042,790
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 4/01/17	2,000,000	2,092,060
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 4%, 5/15/14	600,000	600,744
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 11/15/14 (c)	500,000	512,790

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, ETM, 5%, 11/15/14 (c)	$500,000	$512,790
Illinois Finance Authority Rev. (Resurrection Health), 5.25%, 5/15/15	2,195,000	2,271,540
Illinois Finance Authority Rev. (Resurrection Health), ASSD GTY, 5%, 5/15/24	5,000,000	5,298,700
Illinois Finance Authority Rev. (Roosevelt University Project), 5%, 4/01/15	1,000,000	1,022,680
Illinois Finance Authority Rev. (Roosevelt University Project), 5.25%, 4/01/19	570,000	612,989
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 8/15/21	1,460,000	1,685,993
Illinois Finance Authority Rev. (The Art Institute of Chicago), “A”, 5%, 3/01/15	900,000	934,020
Illinois Finance Authority Rev. (University of Chicago), “B”, 5%, 7/01/17	1,000,000	1,127,600
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/17	2,165,000	2,403,431
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/18	1,200,000	1,363,980
Illinois Finance Authority Rev., Clean Water Initiative Revolving Fund, 5%, 1/01/19	1,000,000	1,154,850
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/24	7,190,000	7,940,205
Illinois Sales Tax Rev., “B”, 3%, 6/15/14	5,000,000	5,017,150
Illinois Toll Highway Authority Rev., “B”, 5%, 12/01/18	6,000,000	6,962,040
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, 0%, 1/01/21	7,445,000	6,102,518
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, NATL, 0%, 6/15/18	7,090,000	6,522,375
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/15	410,000	413,600
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/16	400,000	403,328
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 10/01/18	620,000	615,939
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 10/01/20	500,000	506,760
State of Illinois, AGM, 5%, 1/01/15	2,000,000	2,061,240
State of Illinois, AGM, 5%, 1/01/16	2,750,000	2,944,755
State of Illinois, 5%, 7/01/21	1,500,000	1,719,915
State of Illinois, 5%, 7/01/22	1,250,000	1,431,575
State of Illinois, 5%, 7/01/23	1,300,000	1,482,169
Will County, IL, Forest Preservation District, 5%, 12/15/19	1,250,000	1,459,638

		$116,009,931

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Indiana - 2.2%
Hamilton Heights School Building Corp., First Mortgage, “N”, AGM, 5%, 7/15/14	$940,000	$949,419
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/16	270,000	290,828
Indiana Bond Bank Special Program, Gas Rev., “A”, 5%, 10/15/17	1,350,000	1,488,875
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/18	355,000	403,663
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/21	1,000,000	1,169,450
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), “A”, FRN, 0.47%, 5/01/34 (b)	2,455,000	2,455,025
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), “B”, FRN, 0.32%, 5/01/28 (b)	1,530,000	1,530,000
Indiana Finance Authority Environmental Facilities Rev. (Indianapolis Power & Light Co.), “B”, 4.9%, 1/01/16	1,000,000	1,057,400
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2/01/22	1,000,000	1,134,210
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “B”, 5%, 1/01/19	6,195,000	6,688,184
Indiana Finance Authority Rev., “A”, 5%, 2/01/17	3,700,000	4,132,974
Indiana Health Facility Financing Authority Rev. (Ascension Health), “A-5”, 2%, 11/01/27 (b)	1,580,000	1,618,505
Indiana University Rev., “A”, 5%, 6/01/20	1,000,000	1,190,250
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 4%, 4/01/18	515,000	549,304
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 3%, 4/01/19	525,000	532,182
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/20	1,690,000	1,875,494
State of Indiana Finance Authority, Environmental Rev. (Duke Energy Indiana, Inc.), “A-2”, 3.375%, 3/01/19	3,000,000	3,187,260
University of Southern Indiana Rev., “J”, ASSD GTY, 4%, 10/01/16	1,000,000	1,062,020
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 5.875%, 1/01/24	1,500,000	1,608,945

		$32,923,988
Iowa - 0.7%
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5%, 12/01/19	$1,630,000	$1,657,661
Iowa Finance Authority Pollution Control Facilities Rev. (Interstate Power & Light), FGIC, 5%, 7/01/14	1,000,000	1,007,500
Iowa Finance Authority, Health Care Facilities Rev. (Genesis Health System), 5%, 7/01/17	3,000,000	3,313,560
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/20	4,130,000	4,310,233

		$10,288,954

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Kansas - 0.5%
Johnson County, KS, Unified School District, General Obligation, “A”, 4%, 10/01/16	$3,650,000	$3,955,980
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 6/01/21	5,000,000	3,454,650

		$7,410,630
Kentucky - 1.5%
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 8/15/18	$1,000,000	$1,133,810
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/16	2,000,000	2,127,900
Kentucky Property & Buildings Commission Rev. (Project Number 100), “A”, 5%, 8/01/20	5,000,000	5,894,800
Kentucky Public Transportation Infrastructure Authority Rev. (Downtown Crossing Project), Subordinate Toll Rev., “A”, 5%, 7/01/17	4,465,000	4,965,259
Kentucky Turnpike Authority, Economic Development Rev., “A”, 5%, 7/01/16	4,000,000	4,384,520
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.15%, 6/01/33 (b)	2,000,000	1,989,800
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.65%, 10/01/33 (b)	2,700,000	2,724,597

		$23,220,686
Louisiana - 1.3%
De Soto Parish, LA, Pollution Control Rev. (Southwestern Electric Power Co.), 3.25%, 1/01/19 (b)	$2,500,000	$2,518,650
Louisiana Gas & Fuels Tax Rev., “A-1”, 5%, 5/01/18	2,525,000	2,909,356
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “B”, 2.875%, 11/01/15	2,000,000	2,039,140
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/20	335,000	386,007
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/21	420,000	486,007
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/22	250,000	289,450
Louisiana Tobacco Settlement Authority Rev., “2013-A”, 5%, 5/15/23	2,160,000	2,442,852
New Orleans, LA, 5%, 12/01/19	4,000,000	4,477,320
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/40 (b)	4,335,000	4,567,269

		$20,116,051

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Maine - 0.1%
Portland, ME, General Airport Rev., 4%, 7/01/18	$440,000	$468,754
Portland, ME, General Airport Rev., 4%, 7/01/20	200,000	212,430
Portland, ME, General Airport Rev., 5%, 7/01/22	300,000	335,283

		$1,016,467
Maryland - 2.3%
Maryland Department of Housing & Community Development, “A”, 3.875%, 9/01/16	$1,575,000	$1,678,289
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 9/01/22	1,045,000	1,226,851
State of Maryland, “B”, 5%, 3/15/17	10,000,000	11,249,300
State of Maryland, “B”, 4.5%, 8/01/17	10,000,000	11,221,600
State of Maryland, “C”, 4%, 11/01/15	1,000,000	1,056,160
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/22	1,000,000	1,208,670
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/21	5,500,000	6,619,195

		$34,260,065
Massachusetts - 5.7%
Boston, MA, Housing Authority Capital Program Rev., AGM, 5%, 4/01/15	$1,750,000	$1,826,283
Boston, MA, Housing Authority Capital Program Rev., AGM, 5%, 4/01/17	1,770,000	1,950,257
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 3/01/15 (c)	2,500,000	2,600,025
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 3/01/16	1,000,000	1,039,160
Commonwealth of Massachusetts Consolidated Loan, “C”, 5%, 9/01/15 (c)	5,000,000	5,316,750
Commonwealth of Massachusetts Consolidated Loan, “D”, 0.51%, 1/01/18	1,500,000	1,498,290
Commonwealth of Massachusetts Highway Grant Anticipation, “A”, 5%, 6/15/22	5,000,000	6,080,250
Commonwealth of Massachusetts, General Obligation, “B”, 5%, 8/01/21	6,185,000	7,438,761
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/17	1,000,000	1,107,060
Massachusetts Development Finance Agency Rev. (Boston University), “V-2”, 2.875%, 10/01/14	2,250,000	2,273,918
Massachusetts Development Finance Agency Rev. (Brandeis University), “O-2”, 3%, 10/01/14	2,675,000	2,704,800
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.15%, 10/01/14	30,000	30,440

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “K-4”, 3%, 7/01/35 (b)	$2,000,000	$2,066,580
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/18	1,485,000	1,676,149
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/19	1,605,000	1,806,090
Massachusetts Development Finance Agency Rev. (Tufts University), “P”, 3%, 2/15/36 (b)	3,000,000	3,136,050
Massachusetts Development Finance Agency Rev. (Wheelock), “C”, 5%, 10/01/17	1,520,000	1,663,062
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 5/01/19 (c)	220,000	267,617
Massachusetts Educational Financing Authority Rev., “A”, 5.5%, 1/01/17	2,800,000	3,090,444
Massachusetts Educational Financing Authority Rev., “J”, 4.75%, 7/01/19	1,235,000	1,375,617
Massachusetts Educational Financing Authority Rev., “J”, 5%, 7/01/20	4,400,000	4,938,648
Massachusetts Health & Educational Facilities Authority Rev. (Baystate Medical Center), “K”, 5%, 7/01/39 (b)	1,000,000	1,035,940
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 10/15/14	1,010,000	1,027,322
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 10/15/16	1,115,000	1,194,399
Massachusetts Housing Finance Agency, Rental Housing Rev., “A”, AGM, 5.05%, 7/01/18	1,125,000	1,127,486
Massachusetts School Building Authority, Senior Dedicated Sals Tax Rev., “A”, 5%, 8/15/22	13,405,000	16,242,168
Massachusetts Water Resources Authority, “A”, 4%, 8/01/17	5,855,000	6,470,653
State of Massachusetts, “C”, 5.25%, 8/01/17 (c)	4,085,000	4,687,660

		$85,671,879
Michigan - 3.5%
Central Michigan University Rev., 5%, 10/01/17	$1,760,000	$1,971,200
Detroit, MI, District Aid, 5%, 11/01/14	3,000,000	3,058,380
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “B”, NATL, 5.25%, 7/01/22	3,000,000	3,017,100
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/16	3,735,000	3,757,485
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/23	620,000	624,743
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “A”, 5%, 1/01/16	4,600,000	4,953,556

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/20	$9,000,000	$10,552,140
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/22	5,000,000	5,496,550
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 4%, 11/15/14	2,000,000	2,032,040
Michigan Housing Development Authority Rev. (Parkway Meadows Project), 4.2%, 10/15/18	6,180,000	6,217,636
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	1,000,000	1,190,430
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.25%, 8/01/29 (b)	1,000,000	1,011,240
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 6/01/14	1,000,000	1,004,120
Regents of the University of Michigan General Rev., “C”, 5%, 4/01/17	3,720,000	4,185,000
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/21	2,460,000	2,842,382
Western Michigan University Rev., ASSD GTY, 5.25%, 11/15/14	1,000,000	1,025,060

		$52,939,062
Minnesota - 2.2%
Minnesota Public Facilities Authority, Revolving Fund Rev., “C”, 5%, 3/01/19	$9,215,000	$10,808,274
State of Minnesota, “B”, 5%, 8/01/21	5,000,000	6,039,750
State of Minnesota, “H”, 5%, 11/01/16	3,000,000	3,339,030
State of Minnesota, “H”, 5%, 11/01/17	2,600,000	2,979,808
State of Minnesota, Trunk Highway Bonds, General Obligation, “B”, 5%, 8/01/15	10,000,000	10,592,300

		$33,759,162
Mississippi - 0.5%
Jackson State University, MS, Educational Building Corp. Rev. “A-1”, 5%, 3/01/15	$1,490,000	$1,538,529
Medical Center, Educational Building Corp. Rev. (University of Mississippi), 4%, 6/01/14	1,240,000	1,243,980
Medical Center, Educational Building Corp. Rev. (University of Mississippi), 4%, 6/01/15	2,330,000	2,424,016
Mississippi Development Bank Special Obligation (Hattiesburg Water & Sewer), “N”, AMBAC, 5%, 8/01/15	1,000,000	1,036,750
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/21	1,685,000	1,987,003

		$8,230,278

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Missouri - 1.1%
Missouri Environmental Improvement & Energy Resources Authority Rev. (Kansas City Power & Light Co. Project), 1.25%, 7/01/17	$2,000,000	$1,980,360
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 3%, 10/01/16	315,000	331,015
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/17	650,000	709,865
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 4%, 10/01/18	675,000	741,825
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University of Health Services), 2%, 10/01/15	200,000	204,282
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 3%, 5/01/16	360,000	374,288
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/17	400,000	443,496
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/18	400,000	450,700
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/19	450,000	511,502
Missouri Highways & Transit Commission State Road Rev. (Federal Reimbursement), “A”, 5%, 5/01/15	3,000,000	3,143,100
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 3/01/37	105,000	108,334
St. Louis County, MO, Industrial Development Authority Rev., (Friendship Village Sunset Hills), “B”, 2.85%, 9/01/18	1,500,000	1,512,330
University of Missouri Curators Facilities Rev, “A”, 5%, 11/01/19	5,000,000	5,921,650

		$16,432,747
Nebraska - 0.9%
Central Plains Energy Project, NE, Gas Project Rev. (Project No.1), “A”, 5.25%, 12/01/18	$2,345,000	$2,658,831
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/20	1,710,000	1,900,340
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 9/01/21	2,000,000	2,218,100
Nebraska Public Power District Rev., “C”, 5%, 1/01/18	5,935,000	6,324,751

		$13,102,022
Nevada - 0.5%
Clark County, NV, School District, 5%, 6/15/17	$2,845,000	$3,184,323
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 12/01/26 (b)	1,950,000	2,162,960
Nevada Unemployment Compensation Rev., 5%, 12/01/17	2,500,000	2,864,275

		$8,211,558

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New Hampshire - 0.1%
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Co.), 4.5%, 7/01/27 (b)	$1,960,000	$2,026,385
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health), 5%, 7/01/14	155,000	156,043

		$2,182,428
New Jersey - 3.1%
New Jersey Economic Development Authority (Waste Management, Inc.), “A”, 5.3%, 6/01/15 (b)	$1,000,000	$1,003,480
New Jersey Economic Development Authority Rev., AGM, 5%, 9/01/14 (c)	1,000,000	1,015,620
New Jersey Economic Development Authority Rev., 5%, 6/15/18	4,000,000	4,530,440
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/20	500,000	568,750
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/21	300,000	337,098
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 7/01/21	425,000	477,611
New Jersey Economic Development Authority Rev., Cigarette Tax, ETM, 5.375%, 6/15/15 (c)	2,730,000	2,888,285
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/19	1,320,000	1,339,510
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17 (c)	1,710,000	1,978,025
New Jersey Health Care Facilities, Financing Authority Rev. (Holy Name Medical Center), 5%, 7/01/16	1,000,000	1,064,490
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 4%, 7/01/15	935,000	968,239
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 7/01/16	865,000	936,847
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 7/01/17	700,000	776,825
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	11,960,000	11,587,087
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	21,795,000	5,278,749
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	290,000	68,472
New Jersey Transportation Trust Fund Authority, “D”, 5%, 12/15/18	2,500,000	2,884,775
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 6/01/17	775,000	830,056
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 6/01/18	2,250,000	2,427,863

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New Jersey - continued
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 5%, 6/01/19	$3,580,000	$4,042,035
South Jersey, NJ, Port Corp. Rev. (Marine Terminal), “P-2”, 4%, 1/01/15	2,420,000	2,479,242

		$47,483,499
New Mexico - 1.1%
Farmington, NM, Pollution Control Rev. (El Paso Electric Company Four Corners Project), “A”, 1.875%, 6/01/32 (b)	$2,500,000	$2,477,175
Farmington, NM, Pollution Control Rev. (Public Service Co. of New Mexico), “B”, 4.75%, 6/01/40 (b)	2,000,000	2,131,640
Farmington, NM, Pollution Control Rev. (Southern California Edison Co.), “A”, 2.875%, 4/01/29 (b)	2,400,000	2,451,432
New Mexico Educational Assistance Foundation, “A-1”, 5%, 12/01/19	2,000,000	2,317,140
New Mexico Educational Assistance Foundation, “A-1”, 4%, 12/01/20	1,500,000	1,657,590
New Mexico Educational Assistance Foundation, “B”, 4%, 9/01/15	3,000,000	3,138,600
New Mexico Finance Authority State Transportation Rev., 5%, 6/15/18	2,000,000	2,313,540

		$16,487,117
New York - 6.8%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 5.75%, 7/15/15	$1,075,000	$1,116,205
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 6/01/22	1,140,000	1,303,807
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), “A”, 5.25%, 3/01/17	430,000	458,019
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 4%, 7/01/15	500,000	518,245
New York City, NY, Trust for Cultural Resources Rev. (Museum of Modern Art), “1A”, 5%, 10/01/17	2,000,000	2,268,620
New York Dormitory Authority Rev. (Bronx-Lebanon Hospital Center), 6.25%, 8/15/22	1,000,000	1,003,570
New York Dormitory Authority Rev. (Fordham University), 2%, 7/01/14	1,170,000	1,173,498
New York Dormitory Authority Rev. (Fordham University), 4%, 7/01/15	1,000,000	1,043,240
New York Dormitory Authority Rev. (NYSARC, Inc.), “A”, 5%, 7/01/15	1,500,000	1,579,455
New York Dormitory Authority Rev. (Pace University), “A”, 4%, 5/01/18	2,000,000	2,116,340

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New York - continued
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/18	$1,000,000	$1,145,690
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/15	2,000,000	2,088,060
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/16	1,000,000	1,083,330
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 5/01/17	1,500,000	1,670,130
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “A”, 2.125%, 3/15/15	2,500,000	2,522,750
New York Energy Research & Development Authority, Pollution Control Rev. (Rochester Gas & Electric Corp.), “A”, NATL, 4.75%, 5/15/32 (b)	1,130,000	1,218,106
New York Environmental Facilities Corp. Rev., “C”, 5%, 5/15/20	3,395,000	4,062,219
New York Environmental Facilities Corp. Rev., “C”, 5%, 11/15/20	2,825,000	3,394,803
New York Housing Finance Agency Affordable Housing Rev., “D”, 0.8%, 11/01/16	1,170,000	1,174,247
New York Housing Finance Agency Affordable Housing Rev., “D”, 0.8%, 11/01/16	1,040,000	1,044,129
New York Housing Finance Agency Rev., “E”, 1.1%, 11/01/16	3,000,000	3,021,300
New York Municipal Bond Bank Agency, Special School Purpose Rev., 5%, 12/01/16	5,500,000	6,115,285
New York Thruway Authority General Rev., Junior Indebtedness Obligation, “A”, 5%, 5/01/19	2,675,000	3,089,973
New York Thruway Authority, Second General Highway & Bridge Trust Fund, “A-1”, 5%, 4/01/19	1,350,000	1,565,015
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	4,525,000	4,915,779
New York Urban Development Corp. Rev., “A”, 5.125%, 7/01/15	675,000	680,191
New York Utility Debt Securitization Authority Rev., “TE”, 5%, 12/15/18	220,000	245,223
New York, NY, “B”, 5%, 8/01/17	7,120,000	8,076,572
New York, NY, “C”, 5%, 8/01/17	1,000,000	1,134,350
New York, NY, “J-4”, FRN, 0.67%, 8/01/25	1,035,000	1,035,104
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/18	3,250,000	3,689,660
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/19	1,250,000	1,438,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New York - continued
New York, NY, City Transitional Finance Authority Rev., Future Tax Secured, “A”, 5%, 11/01/14	$515,000	$527,355
New York, NY, City Transitional Finance Authority Rev., Future Tax Secured, “A”, ETM, 5%, 11/01/14 (c)	485,000	496,441
New York, NY, City Transitional Finance Authority Rev., Future Tax Secured, “C”, 5%, 11/01/16	4,000,000	4,454,160
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-A”, 0.75%, 11/01/16	2,240,000	2,240,470
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-B”, 1.2%, 11/01/17	2,085,000	2,090,734
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/18	3,555,000	3,949,818
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/19	2,205,000	2,513,656
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), 2.1%, 4/01/36 (b)	2,000,000	2,038,460
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), “B”, 1.35%, 1/01/36 (b)	5,000,000	5,042,850
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/17	200,000	217,202
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 5/01/18	250,000	275,385
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), “A”, 5%, 7/01/19	250,000	259,170
Port Authority of NY & NJ, (170th Series), 5%, 12/01/16	1,460,000	1,617,373
Port Authority of NY & NJ, (170th Series), 5%, 12/01/17	1,440,000	1,631,851
Port Authority of NY & NJ, (170th Series), 5%, 12/01/18	825,000	947,405
Port Authority of NY & NJ, (170th Series), 5%, 12/01/19	1,410,000	1,635,205
St. Lawrence County, NY, Industrial Development Agency (St. Lawrence University), 5%, 10/01/16	1,000,000	1,102,140
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), 5.25%, 3/01/17	500,000	512,095
Tompkins County, NY, Industrial Development Agency Rev. (Ithaca College), 5%, 7/01/16	3,000,000	3,160,350
Westchester County, NY, Local Development Corp. Rev. (Kendal on Hudson Project), 2%, 1/01/15	250,000	250,045
Westchester County, NY, Local Development Corp. Rev. (Kendal on Hudson Project), 2%, 1/01/16	450,000	446,657

		$102,400,487
North Carolina - 1.5%
Durham County, NC, 5%, 4/01/19	$1,000,000	$1,174,760
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), “C”, FRN, 0.86%, 12/01/33 (b)	2,900,000	2,885,906

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
North Carolina - continued
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 3%, 1/01/16	$2,050,000	$2,134,727
North Carolina Public Improvement, “A”, 5%, 5/01/16	8,505,000	9,289,926
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/20	500,000	586,800
State of North Carolina, “A”, 5%, 3/01/17	3,500,000	3,932,390
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, 5%, 6/01/14	1,890,000	1,897,692

		$21,902,201
North Dakota - 0.2%
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, 3%, 7/01/17	$1,335,000	$1,362,848
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, 3%, 7/01/18	1,180,000	1,200,792

		$2,563,640
Ohio - 1.9%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/17	$1,260,000	$1,393,686
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 6/01/24	1,775,000	1,527,973
Cleveland, OH, Airport System Rev., “A”, AMBAC, 5.25%, 1/01/17	1,000,000	1,103,310
Columbus, OH, 5%, 7/01/22	2,350,000	2,836,779
Ohio Air Quality Development Authority Rev. (FirstEnergy Generation Project), 2.25%, 8/01/29 (b)	1,500,000	1,509,630
Ohio Higher Education, “B”, 5%, 8/01/16	5,275,000	5,814,000
Ohio Higher Education, “C”, 5%, 8/01/21	8,000,000	9,609,680
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5%, 1/15/15 (c)	620,000	640,727
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5.2%, 1/15/15 (c)	620,000	641,588
Ohio Solid Waste Rev. (Republic Services, Inc. Project), FRN, 0.32%, 11/01/35 (b)	1,225,000	1,225,000
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 6/01/20	2,000,000	2,420,800

		$28,723,173
Oklahoma - 0.3%
Oklahoma Capitol Improvement Authority, State Facilities Rev. (Higher Education Projects), “A”, 2.25%, 7/01/17	$2,500,000	$2,604,750
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation), 4.75%, 7/01/14	1,060,000	1,065,353

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Oklahoma - continued
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 10/01/22	$1,000,000	$1,119,100

		$4,789,203
Oregon - 1.0%
Clackamas County, OR, Hospital Facility Authority Rev. (Legacy Health System), “C”, 5%, 7/15/37 (b)	$1,000,000	$1,007,360
Lake Oswego, OR , 4%, 6/01/19	1,195,000	1,332,329
Lake Oswego, OR , 4%, 6/01/20	1,830,000	2,044,934
Lake Oswego, OR , 4%, 6/01/21	2,330,000	2,603,262
Oregon Health & Science University Rev., “A”, 5%, 7/01/18	785,000	886,807
Portland, OR, Sewer System Rev. , “A”, 5%, 3/01/18	5,000,000	5,735,950
Washington County, OR, School District, AGM, 5.25%, 6/15/18	1,000,000	1,142,510

		$14,753,152
Pennsylvania - 4.3%
Allegheny County, PA, Higher Education Building Authority Rev. (Chatham University), “A”, 5%, 9/01/16	$475,000	$505,604
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), 4%, 8/15/14	1,000,000	1,010,690
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A1”, FRN, 0.879%, 2/01/21	2,150,000	2,129,360
Beaver County, PA, Industrial Development Authority, Pollution Control Rev. (Duquesne Light Co.), “C”, 4.75%, 8/01/33 (b)	2,000,000	2,166,660
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A-3”, 5%, 11/01/15	1,000,000	1,068,060
Butler County, PA, Hospital Authority Rev. (Butler Health System), 5.375%, 7/01/17	1,465,000	1,614,957
Clairton, PA, Municipal Authority, “B”, 2%, 12/01/14	435,000	437,971
Clairton, PA, Municipal Authority, “B”, 4%, 12/01/15	375,000	391,481
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), “C-1, 1.05%, 5/01/16	2,500,000	2,500,000
Commonwealth of Pennsylvania, AGM, 5%, 9/01/14	2,000,000	2,031,420
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/17	2,000,000	2,197,660
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/18	3,200,000	3,563,968
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/19	1,500,000	1,688,310

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Pennsylvania - continued
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes, Inc.), “C”, 4%, 12/01/26	$1,400,000	$1,332,016
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.25%, 6/01/17	1,500,000	1,643,130
Delaware County, PA, Authority Rev. (Elwyn Inc.), 4%, 6/01/18	1,795,000	1,861,182
Delaware County, PA, Authority University Rev. (Villanova University), 4%, 8/01/16	250,000	266,733
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 8/01/17	425,000	474,564
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 8/01/18	305,000	345,721
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 8/01/19	250,000	286,853
Delaware River Port Authority, Pennsylvania & New Jersey Refunding (Port District Project), 5%, 1/01/18	1,230,000	1,341,696
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/17	2,575,000	2,893,193
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/21	1,295,000	984,006
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/22	1,345,000	967,512
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/23	1,060,000	718,765
Lycoming County, PA, Authority Health System Rev. (Susquehanna Health System), “A”, 5%, 7/01/16	3,195,000	3,399,640
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 1/01/23	1,225,000	1,345,687
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc.), 1.75%, 12/01/33 (b)	2,000,000	2,041,320
Pennsylvania Economic Development Financing Authority (PPL Energy Supply LLC), 3%, 12/01/38 (b)	3,000,000	3,071,400
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 12/01/15	755,000	783,456
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5.25%, 9/01/17	1,000,000	1,117,270
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 1/01/23	1,770,000	1,898,697
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 7/01/23	1,060,000	1,118,438
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 3%, 11/01/18	265,000	273,212
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 5%, 11/01/19	1,325,000	1,496,813

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5%, 5/01/17	$1,000,000	$1,104,710
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 7/01/17	825,000	851,408
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 7/01/18	1,005,000	1,036,085
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 3%, 4/01/15	500,000	512,660
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 4%, 4/01/16	350,000	373,895
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 4%, 4/01/17	500,000	542,695
Pennsylvania Industrial Development Authority Rev. (Economic Development), 5%, 7/01/16	2,000,000	2,180,040
Philadelphia, PA, Airport Rev., “B”, AGM, 5%, 6/15/16	1,265,000	1,374,321
Philadelphia, PA, Redevelopment Authority Rev. (Transformation Initiative), 3%, 4/15/15	1,000,000	1,019,420
Philadelphia, PA, Redevelopment Authority Rev. (Transformation Initiative), 5%, 4/15/15	730,000	757,871
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/16	375,000	411,218
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/22	1,510,000	1,778,372
Pittsburgh, PA, “N”, AGM, 5.25%, 9/01/15	1,000,000	1,061,690
Southcentral, PA, General Authority Hospital Rev. (Hanover Hospital, Inc.), 5%, 12/01/18	1,330,000	1,455,924

		$65,427,754
Puerto Rico - 0.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 7/01/17	$1,000,000	$867,360
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/17	340,000	349,132
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/18	220,000	225,553
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/20	110,000	105,136
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/21	380,000	376,922

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/22	$295,000	$287,917
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 4%, 10/01/14	1,000,000	1,006,960
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/22	1,500,000	1,498,875

		$4,717,855
Rhode Island - 1.3%
Providence, RI , “A”, 5%, 1/15/20	$1,625,000	$1,850,420
Providence, RI , “A”, 5%, 1/15/21	1,000,000	1,131,450
Rhode Island Health & Educational Building Corp Rev., “A”, 5%, 5/15/19	2,000,000	2,268,200
Rhode Island Health & Educational Building Corp. Rev, “A”, 5%, 5/15/21	2,240,000	2,555,459
Rhode Island Student Loan Program Authority Rev., “A”, 3%, 12/01/14	500,000	506,670
Rhode Island Student Loan Program Authority Rev., “A”, 4%, 12/01/15	500,000	524,465
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/16	500,000	547,180
Rhode Island Student Loan Program Authority Rev., “A”, 2.125%, 12/01/18	3,200,000	3,179,936
Rhode Island Student Loan Program Authority Rev., “A”, 2.5%, 12/01/19	4,590,000	4,549,792
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 12/01/20	2,000,000	2,218,060

		$19,331,632
South Carolina - 1.0%
Beaufort County, SC, School District, “B”, 5%, 3/01/17	$2,500,000	$2,800,625
Berkeley County, SC, School District Rev., 5%, 12/01/18	630,000	718,691
Berkeley County, SC, School District Rev., 5%, 12/01/17	500,000	565,300
Charleston County, SC, Transportation Sales Tax, 5%, 11/01/22	3,095,000	3,776,086
Piedmont, SC, Municipal Power Agency Electric Rev., “A-2”, 5%, 1/01/18	750,000	847,598
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/23	4,545,000	4,667,306
Richland County, SC, School District No. 1, 4%, 3/01/19	1,270,000	1,424,064

		$14,799,670

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tennessee - 2.3%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/18	$5,120,000	$5,810,842
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/18	1,000,000	1,119,800
Clarksville, TN, Sub Lien Water, Sewer & Gas Rev., 5%, 2/01/19	920,000	1,048,193
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/21	720,000	840,204
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/22	1,680,000	1,967,347
Memphis, TN, Electric System Rev., 5%, 12/01/14	1,500,000	1,541,685
Metropolitan Government of Nashville & Davidson County, TN, “A”, 4%, 7/01/17	4,000,000	4,400,680
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 5/15/21	7,500,000	8,962,875
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Meharry Medical College), AMBAC, 6%, 12/01/16	1,970,000	2,086,289
Metropolitan Nashville, TN, Airport Authority Rev., “A”, ASSD GTY, 4.5%, 7/01/14	1,500,000	1,510,740
Metropolitan Nashville, TN, Airport Authority Rev., “B”, AGM, 4%, 7/01/15	1,500,000	1,551,375
Nashville & Davidson County, TN, Metropolitan Government Water & Sewer Rev., “A”, AGM, 5%, 1/01/17	1,000,000	1,110,690
Shelby County, TN, Public Improvement & School, “B”, 5%, 4/01/18	1,100,000	1,264,461
Sullivan County, TN, Health Educational & Housing Facilities Board Rev. (Wellmont Health System), RADIAN, 5%, 9/01/16	1,000,000	1,001,400
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	1,000,000	1,131,420

		$35,348,001
Texas - 6.5%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/19	$1,000,000	$1,059,080
Austin, TX, Public Improvement Rev., 5%, 9/01/22	5,000,000	6,093,200
Bastrop, TX, Independent School District, Capital Appreciation, “N”, PSF, 0%, 2/15/20	1,000,000	798,100
Brazos River, TX, Authority Rev. (Centerpoint Energy), “B”, FGIC, 4.25%, 12/01/17	1,260,000	1,263,730
Brownsville, TX, Independent School District, “A”, PSF, 5%, 2/15/21	6,595,000	7,884,586
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/16	750,000	790,980
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/17	450,000	486,194
Conroe, TX, Independent School District, School Building, PSF, 5%, 2/15/16	750,000	812,310
Corpus Christi, TX, General Improvement, ASSD GTY, 4%, 3/01/17	2,000,000	2,164,780
Dallas Fort Worth, TX, International Airport Rev., “F”, 5%, 11/01/14	600,000	613,884
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 11/01/15	300,000	316,155

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 11/01/18	$5,415,000	$5,970,796
Dallas, TX, Independent School District, PSF, 4%, 2/15/15	2,000,000	2,059,980
Dallas, TX, Independent School District, PSF, 5%, 2/15/15	2,500,000	2,594,400
Dallas, TX, Independent School District, PSF, 5.25%, 2/15/18	795,000	921,222
Dallas, TX, Waterworks & Sewer Systems Rev., 3%, 10/01/17	1,000,000	1,074,110
Ennis, TX, Independent School District, Capital Appreciation, “N”, PSF, 0%, 8/15/21	2,865,000	2,155,311
Fort Worth, TX, Water & Sewer Rev., Refunding & Improvement, 5%, 2/15/20	2,940,000	3,487,693
Grand Parkway Transportation Corp, TX, System Subordinate Tier Toll Rev., Refunding & Anticipation Notes, “A”, 3%, 12/15/16	6,000,000	6,369,300
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/16	360,000	381,809
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/17	400,000	431,852
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 6/01/18	430,000	469,801
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/16	750,000	818,783
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/18	470,000	526,630
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 11/15/19	600,000	665,190
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utilities Rev. (Teco Project), “A”, 5%, 11/15/14	1,000,000	1,025,520
Houston, TX, Airport System Rev., “B”, 5%, 7/01/20	1,000,000	1,147,930
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/16	1,020,000	1,112,279
Houston, TX, Independent School District, AGM, 5%, 7/15/15	1,120,000	1,179,942
Houston, TX, Utilities Systems Rev., NATL, 5.25%, 5/15/14	1,485,000	1,487,940
Klein, TX, Independent School District, “A”, PSF, 5%, 8/01/21	1,000,000	1,155,230
Leander, TX, Independent School District, School Refunding, “A”, PSF, 5%, 8/15/16	6,145,000	6,779,348
Lone Star College System, TX, “A”, 5%, 8/15/18	4,250,000	4,913,680
Lubbock, TX, Health Facilities Development Rev. (St. Joseph Health System), “A”, 1.125%, 7/01/30 (b)	5,810,000	5,784,146
Pflugerville, TX, Independent School District, PSF, 5%, 2/15/24	1,000,000	1,098,010
Plano, TX, Independent School District, “A”, 5%, 2/15/17	1,000,000	1,112,800
Sam Rayburn, TX, Municipal Power Agency, Power Supply System Rev., 5%, 10/01/14	1,000,000	1,018,290
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5%, 6/01/19	1,250,000	1,324,713
San Marcos, TX, Consolidated Independent School District, PSF, 5.25%, 8/01/14 (c)	1,000,000	1,012,300

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Tarrant County, TX, 5%, 7/15/18	$2,770,000	$3,204,198
Tarrant County, TX, Cultural Education Facilities Finance Corp. (Buckner Retirement), 5%, 11/15/16	500,000	528,290
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/18	500,000	567,345
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/22	1,160,000	1,327,980
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.75%, 11/15/19	850,000	945,353
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), 5%, 2/15/19	500,000	549,435
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply Rev., 5%, 12/15/19	5,000,000	5,608,750
Texas Tech University Rev., Refunding & Improvement, “A”, 4.25%, 8/15/21	2,000,000	2,271,400
University of Texas, Permanent University Fund, “B”, 5%, 7/01/14 (c)	2,000,000	2,015,240
University of Texas, Permanent University Fund, “C”, 5%, 7/01/21	1,000,000	1,085,970

		$98,465,965
U.S. Virgin Islands - 0.1%
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “B”, 3%, 10/01/15	$1,750,000	$1,798,475

Utah - 0.7%
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/22	$750,000	$845,663
State of Utah, “C”, 5%, 7/01/15	3,000,000	3,166,830
Utah Board of Regents Auxiliary & Campus Facilities System Rev., “A”, NATL, 5%, 4/01/18	1,090,000	1,137,513
Utah Board of Regents Student Loan Rev., “EE-2”, 5%, 11/01/17	5,000,000	5,718,900

		$10,868,906
Virginia - 3.5%
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., 5%, 9/15/18	$500,000	$581,645
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., A”, 5%, 3/15/18	6,825,000	7,828,412
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/20	2,175,000	2,584,553
Fairfax County, VA, Public Improvement Rev., “A”, 4%, 10/01/16	21,060,000	22,851,995
Louisa, VA, Industrial Development Authority, Pollution Control Rev. (VEPCO), “C”, 1.5%, 11/01/35 (b)	2,000,000	2,006,480

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Virginia - continued
Portsmouth, VA, Refunding and Public Improvement, “A”, 5%, 2/01/21	$1,375,000	$1,630,956
Richmond, VA, Public Improvement Rev., “A”, 5%, 3/01/22	5,370,000	6,487,819
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 1/01/15	230,000	234,073
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 7/01/15	295,000	304,104
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 8/01/16	1,250,000	1,375,663
Virginia Public School Authority, “C”, 5%, 8/01/18	1,000,000	1,160,170
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/17 (c)	1,980,000	2,270,347
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, 7.25%, 7/01/19	1,165,000	1,258,654
York County, VA, Economic Development Authority Pollution Control Rev. (Virginia Electric & Power Co.), “A”, 1.875%, 5/01/33 (b)	2,300,000	2,300,000

		$52,874,871
Washington - 5.6%
Energy Northwest, WA, Wind Project Rev. , 4%, 7/01/15	$1,000,000	$1,041,700
Energy Northwest, WA, Wind Project Rev. , 5%, 7/01/18	1,400,000	1,586,382
Energy Northwest, WA, Wind Project Rev. , 5%, 7/01/19	2,025,000	2,311,538
Energy Northwest, WA, Wind Project Rev. , 5%, 7/01/20	2,230,000	2,558,501
Energy Northwest, WA, Wind Project Rev. , 5%, 7/01/21	2,455,000	2,821,802
Energy Northwest, WA, Wind Project Rev. , 5%, 7/01/22	2,000,000	2,296,760
Energy Northwest, WA, Wind Project Rev. , 5%, 7/01/23	1,500,000	1,721,730
Pierce County, WA, “A”, 5%, 7/01/22	3,290,000	3,914,705
Port of Seattle, WA, Rev., “B”, 3%, 8/01/15	2,285,000	2,358,349
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/19	700,000	797,538
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/20	1,175,000	1,341,650
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/22	1,740,000	1,997,207
Seattle, WA, 5%, 5/01/16	3,780,000	4,108,331
Seattle, WA, Municipal Light & Power Rev., “B”, 5%, 2/01/18	4,000,000	4,579,320
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.375%, 12/01/22	870,000	892,707
State of Washington, 5%, 7/01/15	3,540,000	3,736,435
State of Washington, “A”, AGM, 5%, 7/01/15 (c)	9,025,000	9,524,714
State of Washington, Various Purposes, “R-A”, 5%, 7/01/15	3,000,000	3,166,470
Washington Health Care Facilities Authority Rev. (Central Washington Health), 6%, 7/01/15	1,900,000	1,988,787

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Washington - continued
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 10/01/42 (b)	$1,000,000	$1,174,680
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 3%, 7/01/17	1,030,000	1,045,203
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 5%, 7/01/20	1,175,000	1,297,799
Washington Motor Vehicle Fuel Tax, “E”, 6%, 2/01/15	5,575,000	5,815,729
Washington Motor Vehicle Fuel Tax, “E”, 6%, 2/01/16	2,760,000	3,031,612
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/20	7,070,000	8,387,141
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/21	7,420,000	8,883,818
Yakima County, WA, “A”, AGM, 4%, 12/01/17	2,300,000	2,538,970

		$84,919,578
West Virginia - 0.5%
Mason County, WV, Pollution Control Rev. (Appalachian Power Co.), “L”, 2%, 10/01/22 (b)	$3,000,000	$3,014,670
West Virginia Housing Development Fund, “B”, 1.6%, 11/01/14	2,000,000	2,005,260
West Virginia Housing Development Fund, “B”, 2%, 5/01/15	1,085,000	1,092,118
West Virginia Housing Development Fund, “B”, 2.1%, 11/01/15	1,750,000	1,767,203

		$7,879,251
Wisconsin - 2.1%
Wisconsin General Obligation, “A”, 5%, 5/01/18	$10,100,000	$11,675,903
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Health Alliance Senior Credit Group), “B”, 5%, 11/15/43 (b)	5,000,000	5,781,050
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “A”, 5%, 7/15/22	6,000,000	6,791,820
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5%, 8/15/14	1,100,000	1,113,057
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/18	1,500,000	1,617,915
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/22	4,165,000	4,614,070

		$31,593,815
Total Municipal Bonds (Identified Cost, $1,453,969,834)		$1,485,098,855

Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	12,945,371	$12,945,371
Total Investments (Identified Cost, $1,466,915,205)		$1,498,044,226

Other Assets, Less Liabilities - 1.1%		16,300,646
Net Assets - 100.0%		$1,514,344,872

Portfolio of Investments – continued

(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,453,969,834)	$1,485,098,855
Underlying affiliated funds, at cost and value	12,945,371
Total investments, at value (identified cost, $1,466,915,205)	$1,498,044,226
Receivables for
Investments sold	8,343,030
Fund shares sold	7,649,929
Interest and dividends	17,658,012
Other assets	5,629
Total assets	$1,531,700,826
Liabilities
Payables for
Distributions	$372,091
Investments purchased	12,641,300
Fund shares reacquired	3,451,603
Payable to affiliates
Investment adviser	27,863
Shareholder servicing costs	676,769
Distribution and service fees	14,016
Payable for independent Trustees’ compensation	3,065
Accrued expenses and other liabilities	169,247
Total liabilities	$17,355,954
Net assets	$1,514,344,872
Net assets consist of
Paid-in capital	$1,491,280,136
Unrealized appreciation (depreciation) on investments	31,129,021
Accumulated net realized gain (loss) on investments	(7,091,993)
Accumulated distributions in excess of net investment income	(972,292)
Net assets	$1,514,344,872
Shares of beneficial interest outstanding	186,333,200

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$685,308,889	84,293,757	$8.13
Class B	1,971,550	242,759	8.12
Class C	148,207,003	18,219,257	8.13
Class I	678,857,430	83,577,427	8.12

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.34 [100 / 97.5 x $8.13]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$33,675,392
Dividends from underlying affiliated funds	55,232
Total investment income	$33,730,624
Expenses
Management fee	$5,545,332
Distribution and service fees	3,444,571
Shareholder servicing costs	1,154,976
Administrative services fee	175,508
Independent Trustees’ compensation	25,410
Custodian fee	183,363
Shareholder communications	60,686
Audit and tax fees	52,048
Legal fees	16,103
Miscellaneous	307,384
Total expenses	$10,965,381
Fees paid indirectly	(11)
Reduction of expenses by investment adviser and distributor	(747,045)
Net expenses	$10,218,325
Net investment income	$23,512,299
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(10,241,072)
Change in unrealized appreciation (depreciation) on investments	$(11,830,077)
Net realized and unrealized gain (loss) on investments	$(22,071,149)
Change in net assets from operations	$1,441,150

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2014	2013
Change in net assets
From operations
Net investment income	$23,512,299	$20,833,219
Net realized gain (loss) on investments	(10,241,072)	453,859
Net unrealized gain (loss) on investments	(11,830,077)	3,522,025
Change in net assets from operations	$1,441,150	$24,809,103
Distributions declared to shareholders
From net investment income	$(22,848,767)	$(19,245,199)
Change in net assets from fund share transactions	$242,721,327	$367,302,685
Total change in net assets	$221,313,710	$372,866,589
Net assets
At beginning of period	1,293,031,162	920,164,573
At end of period (including accumulated distributions in excess of net investment income of $972,292 and $185,123, respectively)	$1,514,344,872	$1,293,031,162

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$8.28	$8.23	$7.93	$7.93		$7.71
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.17	$0.19	$0.19		$0.22
Net realized and unrealized gain (loss) on investments	(0.15)	0.03	0.30	(0.00	)(w)	0.22
Total from investment operations	$(0.01)	$0.20	$0.49	$0.19		$0.44
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.19)	$(0.19)		$(0.22)
Net asset value, end of period (x)	$8.13	$8.28	$8.23	$7.93		$7.93
Total return (%) (r)(s)(t)(x)	(0.13)	2.51	6.20	2.41		5.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.80	0.81		0.80
Expenses after expense reductions (f)	0.69	0.70	0.70	0.70		0.70
Net investment income	1.75	2.00	2.33	2.41		2.84
Portfolio turnover	34	11	17	9		8
Net assets at end of period (000 omitted)	$685,309	$737,158	$563,330	$589,476		$482,962

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$8.27	$8.22	$7.92	$7.92		$7.70
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.11	$0.13	$0.13		$0.17
Net realized and unrealized gain (loss) on investments	(0.15)	0.03	0.30	(0.00	)(w)	0.21
Total from investment operations	$(0.07)	$0.14	$0.43	$0.13		$0.38
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)	$(0.13)	$(0.13)		$(0.16)
Net asset value, end of period (x)	$8.12	$8.27	$8.22	$7.92		$7.92
Total return (%) (r)(s)(t)(x)	(0.86)	1.75	5.42	1.65		5.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.55	1.55		1.54
Expenses after expense reductions (f)	1.44	1.45	1.45	1.46		1.46
Net investment income	1.01	1.29	1.60	1.68		2.19
Portfolio turnover	34	11	17	9		8
Net assets at end of period (000 omitted)	$1,972	$1,394	$1,856	$3,312		$6,231

Class C	Years ended 4/30
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$8.28	$8.24	$7.94	$7.93		$7.71
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.10	$0.12	$0.12		$0.16
Net realized and unrealized gain (loss) on investments	(0.15)	0.02 (g)	0.30	0.01	(g)	0.21
Total from investment operations	$(0.08)	$0.12	$0.42	$0.13		$0.37
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.08)	$(0.12)	$(0.12)		$(0.15)
Net asset value, end of period (x)	$8.13	$8.28	$8.24	$7.94		$7.93
Total return (%) (r)(s)(t)(x)	(0.97)	1.52	5.29	1.67		4.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.55	1.55		1.57
Expenses after expense reductions (f)	1.54	1.55	1.55	1.55		1.55
Net investment income	0.91	1.16	1.47	1.56		1.98
Portfolio turnover	34	11	17	9		8
Net assets at end of period (000 omitted)	$148,207	$183,295	$150,584	$121,803		$111,259
See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2014	2013	2012	2011 (i)
Net asset value, beginning of period	$8.27	$8.23	$7.93	$8.09
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.18	$0.20	$0.13
Net realized and unrealized gain (loss) on investments	(0.15)	0.03	0.30	(0.16	)(g)
Total from investment operations	$0.00	$0.21	$0.50	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.17)	$(0.20)	$(0.13)
Net asset value, end of period (x)	$8.12	$8.27	$8.23	$7.93
Total return (%) (r)(s)(x)	0.02	2.54	6.35	(0.32	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.56	0.54	0.56	(a)
Expenses after expense reductions (f)	0.54	0.55	0.54	0.53	(a)
Net investment income	1.88	2.14	2.40	2.55	(a)
Portfolio turnover	34	11	17	9
Net assets at end of period (000 omitted)	$678,857	$371,184	$204,394	$14,138

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, August 30, 2010, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with the U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In this reporting period, the fund adopted the disclosure provisions of FASB Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to

Notes to Financial Statements – continued

derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,485,098,855	$—	$1,485,098,855
Mutual Funds	12,945,371	—	—	12,945,371
Total Investments	$12,945,371	$1,485,098,855	$—	$1,498,044,226

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/14	4/30/13
Tax-exempt income	$22,848,767	$19,245,199

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/14
Cost of investments	$1,463,768,675
Gross appreciation	36,790,232
Gross depreciation	(2,514,681)
Net unrealized appreciation (depreciation)	$34,275,551
Undistributed tax-exempt income	1,029,013
Capital loss carryforwards	(9,148,555)
Post-October capital loss deferral	(1,089,968)
Other temporary differences	(2,001,305)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried

Notes to Financial Statements – continued

forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2014, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/18	$(126,716)

Post-enactment losses which are characterized as follows:
Short-Term	$(7,398,778)
Long-Term	(1,623,061)
Total	$(9,021,839)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/14	Year ended 4/30/13
Class A	$12,098,484	$11,771,758
Class B	19,797	18,870
Class C	1,413,699	1,730,332
Class I	9,316,787	5,724,239
Total	$22,848,767	$19,245,199

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2014, this management fee reduction amounted to $27,435, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.40% of the fund’s average daily net assets.

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that fund operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2014. For the year ended April 30, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $133,313 for the year ended April 30, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,776,163
Class B	0.75%	0.25%	1.00%	0.90%	20,573
Class C	0.75%	0.25%	1.00%	1.00%	1,647,835
Total Distribution and Service Fees					$3,444,571

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2014 based on each class’s average daily net assets. 0.10% of the Class A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2014, this waiver amounted to $710,460 and is included in the reduction of total expenses in the Statement of Operations. For one year from date of purchase of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2014, this waiver amounted to $2,098 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2014. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2014, this rebate amounted to $4,311 and $15 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2014, were as follows:

Amount
Class A	$150,326
Class B	2,396
Class C	49,655

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2014, the fee was $99,220, which equated to 0.0072% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,055,756.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.0127% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $45 and is included in independent Trustees’ compensation for the year ended April 30, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,058 at April 30, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,780 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,726, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $743,736,483 and $450,502,425, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	36,697,026	$296,611,765	44,098,027	$364,540,625
Class B	185,798	1,497,118	22,327	184,258
Class C	3,914,362	31,710,399	8,506,543	70,365,122
Class I	77,204,006	622,461,274	31,594,846	260,926,478
	118,001,192	$952,280,556	84,221,743	$696,016,483

Shares issued to shareholders in reinvestment of distributions
Class A	1,381,583	$11,166,600	1,236,717	$10,224,409
Class B	1,819	14,677	1,640	13,539
Class C	140,832	1,138,341	155,791	1,288,747
Class I	763,746	6,168,433	519,222	4,288,447
	2,287,980	$18,488,051	1,913,370	$15,815,142

Notes to Financial Statements – continued

	Year ended 4/30/14		Year ended 4/30/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(42,824,985)	$(345,845,878)	(24,717,584)	$(204,256,982)
Class B	(113,390)	(913,684)	(81,123)	(669,913)
Class C	(7,963,651)	(64,352,927)	(4,814,439)	(39,812,026)
Class I	(39,268,534)	(316,934,791)	(12,084,546)	(99,790,019)
	(90,170,560)	$(728,047,280)	(41,697,692)	$(344,528,940)

Net change
Class A	(4,746,376)	$(38,067,513)	20,617,160	$170,508,052
Class B	74,227	598,111	(57,156)	(472,116)
Class C	(3,908,457)	(31,504,187)	3,847,895	31,841,843
Class I	38,699,218	311,694,916	20,029,522	165,424,906
	30,118,612	$242,721,327	44,437,421	$367,302,685

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2014, the fund’s commitment fee and interest expense were $5,800 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	41,493,574	697,484,636	(726,032,839)	12,945,371

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$55,232	$12,945,371

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2013 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 100% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2014

MFS® RESEARCH BOND FUND

RBF-ANN

MFS® RESEARCH BOND FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

After gaining momentum late last year, the U.S. economy slipped this winter, as severe weather curtailed activity. More recently, however, labor market data, consumer confidence, retail sales and industrial output have indicated that the U.S. economy could be regaining traction.

Europe emerged from its recession midway through 2013. However, its pace of growth has been slow, high unemployment persists and the risk of deflation exists. Asia remains vulnerable. China’s economic growth has slowed, and Japan’s early progress toward an economic turnaround continues to face obstacles. Emerging markets have also displayed much higher volatility, affected by the early transition from aggressive central bank monetary easing.

With so much uncertainty, global financial markets began 2014 with much greater volatility than last year’s broad-based rally. For equity investors, attention to company fundamentals has taken on more importance. Bond investors have been attuned to heightened risks from possible interest rate increases.

As always at MFS®, active risk management is an integral part of how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

June 13, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	39.4%
Mortgage-Backed Securities	17.6%
U.S. Treasury Securities	12.7%
Commercial Mortgage-Backed Securities	8.3%
High Yield Corporates	5.9%
Asset-Backed Securities	3.0%
U.S. Government Agencies	2.8%
Emerging Markets Bonds	2.7%
Collateralized Debt Obligations	1.4%
Non-U.S. Government Bonds	1.0%
Municipal Bonds	0.1%

Composition including fixed income credit quality (a)(i)
AAA	5.0%
AA	2.0%
A	14.3%
BBB	31.3%
BB	5.2%
B	3.6%
CCC	0.1%
CC	0.2%
C	0.1%
D (o)	0.0%
U.S. Government	16.0%
Federal Agencies	20.4%
Not Rated	(3.3)%
Cash & Other	5.1%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	7.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2014, Class A shares of the MFS Research Bond Fund (“fund”) provided a total return of 0.92%, at net asset value. This compares with a return of –0.26% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

Early in the period, jitters over a banking crisis in Cyprus were more than offset by ongoing accommodative global monetary policy and improving economic data, resulting in gains in both equity and fixed income markets. As the period progressed, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging market (“EM”) stresses surfaced as markets focused on imbalances and stagflationary conditions in certain EM countries. In addition, political instability increased in certain areas, notably in the Ukraine where tensions escalated following a change in government and Russia’s annexation of Crimea. Later in the period, markets were forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the major US equity indexes traded near their all-time highs by the end of the period.

Factors Affecting Performance

During the reporting period, strong bond selection, most notably within the industrial sector, benefited relative performance. The fund’s return from yield, which was greater than that of the Barclays U.S. Aggregate Bond Index, was also a positive factor for relative results.

4

Management Review – continued

A greater exposure to the finance sector strengthened relative returns. Credit quality, particularly the fund’s greater relative exposure to “BBB” and “BB” rated (r) securities, was another positive contributor to relative performance as bonds within these quality tiers performed well over the reporting period.

The fund’s greater exposure to shifts in the middle portion (centered around maturities of 7 years) of the yield curve (y) was an area of relative weakness during the reporting period.

Respectfully,

Joshua Marston	Robert Persons	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/04/99	0.92%	7.88%	5.17%	N/A
B	12/29/00	0.08%	7.05%	4.32%	N/A
C	12/29/00	(0.03)%	6.97%	4.28%	N/A
I	1/04/99	0.98%	8.04%	5.33%	N/A
R1	4/01/05	(0.03)%	6.97%	N/A	4.32%
R2	10/31/03	0.47%	7.51%	4.72%	N/A
R3	4/01/05	0.72%	7.78%	N/A	5.10%
R4	4/01/05	0.97%	8.05%	N/A	5.38%
R5	5/01/06	1.07%	8.01%	N/A	5.86%
529A	7/31/02	0.86%	7.84%	4.98%	N/A
529B	7/31/02	(0.08)%	6.89%	4.13%	N/A
529C	7/31/02	(0.08)%	6.92%	4.13%	N/A
Comparative benchmark
Barclays U.S. Aggregate Bond Index (f)		(0.26)%	4.88%	4.83%	N/A
Average annual with sales charge
A With initial Sales Charge (4.75%)		(3.88)%	6.84%	4.66%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.83)%	6.75%	4.32%	N/A
C With CDSC (1% for 12 months) (v)		(1.00)%	6.97%	4.28%	N/A
529A With initial Sales Charge (4.75%)		(3.93)%	6.79%	4.47%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.99)%	6.59%	4.13%	N/A
529C With CDSC (1% for 12 months) (v)		(1.06)%	6.92%	4.13%	N/A

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. Class W shares had different fees and expenses than Class R5 shares. On June 1, 2012, Class R5 shares were offered for sale to the public.

7

Performance Summary – continued

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2013 through April 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/13	Ending Account Value 4/30/14	Expenses Paid During Period (p) 11/01/13-4/30/14
A	Actual	0.78%	$1,000.00	$1,025.05	$3.92
	Hypothetical (h)	0.78%	$1,000.00	$1,020.93	$3.91
B	Actual	1.52%	$1,000.00	$1,021.22	$7.62
	Hypothetical (h)	1.52%	$1,000.00	$1,017.26	$7.60
C	Actual	1.63%	$1,000.00	$1,020.72	$8.17
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
I	Actual	0.63%	$1,000.00	$1,025.82	$3.16
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
R1	Actual	1.63%	$1,000.00	$1,020.72	$8.17
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
R2	Actual	1.13%	$1,000.00	$1,023.27	$5.67
	Hypothetical (h)	1.13%	$1,000.00	$1,019.19	$5.66
R3	Actual	0.88%	$1,000.00	$1,024.55	$4.42
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
R4	Actual	0.63%	$1,000.00	$1,025.83	$3.16
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
R5	Actual	0.55%	$1,000.00	$1,026.23	$2.76
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
529A	Actual	0.82%	$1,000.00	$1,024.81	$4.12
	Hypothetical (h)	0.82%	$1,000.00	$1,020.73	$4.11
529B	Actual	1.68%	$1,000.00	$1,020.46	$8.42
	Hypothetical (h)	1.68%	$1,000.00	$1,016.46	$8.40
529C	Actual	1.68%	$1,000.00	$1,020.46	$8.42
	Hypothetical (h)	1.68%	$1,000.00	$1,016.46	$8.40

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.5%
Issuer	Shares/Par	Value ($)

Aerospace - 0.2%
Bombardier, Inc., 7.75%, 3/15/20 (n)	$8,145,000	$9,285,300

Apparel Manufacturers - 0.0%
PVH Corp., 4.5%, 12/15/22	$200,000	$196,740

Asset-Backed & Securitized - 12.7%
Anthracite Ltd., CDO III, 6.077%, 3/23/39 (a)(p)(z)	$6,058,066	$302,903
ARI Fleet Lease Trust, “A”, FRN, 0.702%, 3/15/20 (n)	2,454,960	2,457,511
ARI Fleet Lease Trust, “A”, FRN, 0.452%, 1/15/21 (n)	3,667,923	3,665,139
Babson Ltd., CLO, “A1”, FRN, 0.478%, 7/20/19 (n)	654,087	650,322
Babson Ltd., CLO, FRN, 1.328%, 4/20/25 (z)	9,464,922	9,335,035
Banc of America Commercial Mortgage, Inc., 5.338%, 12/15/43 (n)	9,482,898	10,329,560
Banc of America Commercial Mortgage, Inc., FRN, 5.776%, 4/24/49 (n)	2,193,253	2,388,260
Banc of America Large Loan, Inc., FRN, 5.325%, 2/24/44 (n)	6,339,268	6,755,511
Bayview Commercial Asset Trust, FRN, 0.462%, 8/25/35 (z)	453,054	401,603
Bayview Commercial Asset Trust, FRN, 0%, 4/25/36 (i)(z)	11,215,483	1
Bayview Commercial Asset Trust, FRN, 0.422%, 4/25/36 (z)	363,243	315,202
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36 (i)(z)	10,647,891	1
Bayview Commercial Asset Trust, FRN, 0%, 10/25/36 (i)(z)	17,857,426	2
Bayview Commercial Asset Trust, FRN, 0%, 12/25/36 (i)(z)	8,493,236	1
Bayview Commercial Asset Trust, FRN, 0%, 3/25/37 (i)(z)	19,574,186	2
Bayview Financial Acquisition Trust, FRN, 5.638%, 11/28/36	1,254,850	1,227,457
Bayview Financial Acquisition Trust, FRN, 5.483%, 2/28/41	1,110,835	1,138,093
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40 (z)	2,996,429	1,982,843
Capital Trust Realty Ltd., CDO, 5.16%, 6/25/35 (n)	213,435	219,138
Capital Trust Realty Ltd., CDO, 5.26%, 6/25/35 (z)	7,074,200	7,163,335
Cent CDO XI Ltd., “A1”, FRN, 0.489%, 4/25/19 (n)	5,393,678	5,330,766
Chesapeake Funding LLC, “A”, FRN, 0.902%, 11/07/23 (n)	4,981,218	4,999,304
Chesapeake Funding LLC, “A”, FRN, 0.602%, 1/07/25 (n)	16,383,000	16,402,709
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	21,251,642	23,234,293
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.402%, 7/15/44	400,000	422,372
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	12,940,000	13,606,410
CNH Wholesale Master Note Trust, “A”, FRN, 0.752%, 8/15/19 (n)	14,837,000	14,854,122

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Commercial Mortgage Asset Trust, FRN, 0.811%, 1/17/32 (i)(z)	$3,121,781	$18,181
Countrywide Asset-Backed Certificates, FRN, 5.062%, 4/25/36	711,859	608,465
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 9/16/19 (n)	3,198,079	3,218,988
Credit Acceptance Auto Loan Trust, “A”, 1.52%, 3/16/20 (n)	5,595,000	5,624,592
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 6.053%, 9/15/39	18,235,102	19,942,053
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.866%, 6/15/39	18,890,966	20,095,190
Credit Suisse Commercial Mortgage Trust, FRN, “C4”, 6.053%, 9/15/39	6,516,581	7,082,096
Credit Suisse Mortgage Capital Certificate, 5.311%, 12/15/39	7,531,000	8,156,751
Credit Suisse Mortgage Capital Certificate, FRN, 5.694%, 9/15/40	1,228,261	1,239,369
Credit-Based Asset Servicing & Securitization LLC, 4.332%, 12/25/35	1,061,400	995,385
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.246%, 1/25/37 (d)(q)	1,724,286	813,151
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.261%, 3/25/37 (d)(q)	2,093,588	1,262,754
CWCapital Cobalt Ltd., “A4”, FRN, 5.963%, 5/15/46	7,687,053	8,523,466
CWCapital LLC, 5.223%, 8/15/48	6,150,453	6,587,202
Falcon Franchise Loan LLC, FRN, 11.06%, 1/05/23 (i)(z)	67,448	5,679
Falcon Franchise Loan LLC, FRN, 14.914%, 1/05/25 (i)(z)	660,447	211,343
First Union National Bank Commercial Mortgage, FRN, 1.902%, 1/12/43 (i)(z)	1,498,110	1,991
First Union-Lehman Brothers Bank of America, FRN, 0.706%, 11/18/35 (i)	2,288,915	42,965
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.502%, 9/15/16	14,401,000	14,411,815
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 12/10/49	3,400,691	3,707,739
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	1,259,000	1,260,395
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 10/25/36	1,402,768	1,327,060
Goldman Sachs Mortgage Securities Corp., FRN, 5.997%, 8/10/45	21,748,944	24,151,397
Gramercy Real Estate Ltd., CDO, FRN, 0.549%, 7/25/35 (z)	190,506	188,630
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39	13,871,121	14,944,676
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.7%, 12/10/27 (n)	8,437,000	8,453,984
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.55%, 4/10/28 (z)	9,576,000	9,576,000
IMPAC CMB Trust, FRN, 0.892%, 11/25/34	149,408	142,289
IMPAC CMB Trust, FRN, 1.072%, 11/25/34	74,704	68,450
IMPAC Secured Assets Corp., FRN, 0.502%, 5/25/36	520,401	510,433

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.989%, 6/15/49	$15,661,513	$16,002,104
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.135%, 2/15/51	11,428,765	11,462,823
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.989%, 6/15/49	9,433,747	10,420,640
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.62%, 7/15/42 (n)	4,180,000	991,496
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.895%, 2/12/49	2,662,741	2,947,242
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.989%, 6/15/49	14,758,106	15,490,595
Kingsland III Ltd., “A1”, CDO, FRN, 0.451%, 8/24/21 (n)	4,245,170	4,209,345
KKR Financial CLO Ltd., “A1”, FRN, 0.498%, 4/26/17 (n)	196,431	196,012
KKR Financial CLO Ltd., “C”, FRN, 1.686%, 5/15/21 (n)	7,811,290	7,569,452
LB Commercial Conduit Mortgage Trust, FRN, 1.557%, 10/15/35 (i)	1,319,448	57,787
Merrill Lynch Mortgage Investors, Inc., 5.12%, 2/25/37 (d)(q)	2,371,602	550,824
Merrill Lynch Mortgage Trust, “A3”, FRN, 6.032%, 6/12/50	5,919,627	6,074,260
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 6/12/50	22,016,127	24,330,815
Morgan Stanley Capital I Trust, “AM”, FRN, 5.869%, 4/15/49	16,012,000	16,895,270
Morgan Stanley Capital I, Inc., FRN, 1.715%, 3/15/31 (i)(z)	222,014	9
Morgan Stanley Re-REMIC Trust, FRN, 5.997%, 8/15/45 (n)	17,036,082	18,738,634
Nissan Auto Lease Trust, 2013-B, “A3”, 0.75%, 6/15/16	6,181,000	6,195,346
Option One Mortgage Loan Trust, FRN, 5.611%, 1/25/37	1,280,000	1,265,549
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.456%, 12/25/36 (d)(q)	1,007,625	449,825
Preferred Term Securities XIX Ltd., CDO, FRN, 0.583%, 12/22/35 (z)	6,365,105	4,979,167
Race Point CLO Ltd., “A1A”, FRN, 0.425%, 8/01/21 (n)	16,084,075	15,916,720
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 12/25/35	6,933,930	5,554,973
Smart Trust, “A2B”, FRN, 0.483%, 6/14/15 (n)	4,278,628	4,279,257
Smart Trust, “A2B”, FRN, 0.401%, 9/14/15	5,544,485	5,545,198
Thornburg Mortgage Securities Trust, FRN, 0.832%, 4/25/43	19,699	19,622
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.132%, 2/15/51	10,682,873	11,731,215
Wachovia Bank Commercial Mortgage Trust, FRN, 5.934%, 6/15/49	21,096,007	23,262,040

		$505,490,604

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - 0.8%
Delphi Corp., 5%, 2/15/23	$9,490,000	$10,059,400
Harley-Davidson Financial Services, 3.875%, 3/15/16 (n)	6,172,000	6,498,530
Lear Corp., 8.125%, 3/15/20	4,500,000	4,905,000
TRW Automotive, Inc., 4.5%, 3/01/21 (n)	7,077,000	7,360,080
TRW Automotive, Inc., 4.45%, 12/01/23 (n)	4,454,000	4,543,080

		$33,366,090
Biotechnology - 0.6%
Life Technologies Corp., 5%, 1/15/21	$20,509,000	$22,876,785

Broadcasting - 0.8%
Discovery Communications, Inc., 4.95%, 5/15/42	$5,225,000	$5,303,981
Myriad International Holdings B.V., 6%, 7/18/20 (n)	7,438,000	8,126,015
News America, Inc., 8.5%, 2/23/25	120,000	158,049
SES Global Americas Holdings GP, 5.3%, 3/25/44 (n)	3,585,000	3,721,915
SES S.A., 3.6%, 4/04/23 (n)	3,480,000	3,393,661
SES S.A., 5.3%, 4/04/43 (z)	4,082,000	4,248,386
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	8,785,000	8,433,600

		$33,385,607
Brokerage & Asset Managers - 0.6%
Affiliated Managers Group, Inc., 4.25%, 2/15/24	$2,926,000	$2,977,972
E*TRADE Financial Corp., 6%, 11/15/17	8,640,000	9,061,200
Invesco Finance PLC, 3.125%, 11/30/22	3,588,000	3,523,585
TD Ameritrade Holding Corp., 5.6%, 12/01/19	5,512,000	6,401,565

		$21,964,322
Building - 0.5%
CEMEX Finance LLC, 9.375%, 10/12/22	$5,383,000	$6,203,908
Mohawk Industries, Inc., 6.125%, 1/15/16	6,391,000	6,902,280
Mohawk Industries, Inc., 3.85%, 2/01/23	3,818,000	3,789,365
Owens Corning, Inc., 6.5%, 12/01/16	1,822,000	2,006,344

		$18,901,897
Business Services - 0.4%
Equinix, Inc., 4.875%, 4/01/20	$5,020,000	$5,120,400
Tencent Holdings Ltd., 3.375%, 3/05/18	4,606,000	4,698,037
Tencent Holdings Ltd., 3.375%, 5/02/19 (z)	4,112,000	4,133,473

		$13,951,910
Cable TV - 0.6%
Comcast Corp., 4.75%, 3/01/44	$3,027,000	$3,155,097
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	2,540,000	2,497,910
Time Warner Cable, Inc., 4.5%, 9/15/42	1,075,000	1,039,702
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	5,117,000	7,393,569

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - continued
Videotron Ltd., 5%, 7/15/22	$10,755,000	$10,835,663

		$24,921,941
Chemicals - 1.5%
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	$9,376,000	$9,422,880
CF Industries Holdings, Inc., 7.125%, 5/01/20	7,265,000	8,754,855
CF Industries Holdings, Inc., 5.375%, 3/15/44	3,874,000	4,066,367
Dow Chemical Co., 8.55%, 5/15/19	10,900,000	13,973,222
FMC Corp., 4.1%, 2/01/24	8,914,000	9,205,880
LYB International Finance B.V., 4%, 7/15/23	3,779,000	3,914,942
LyondellBasell Industries N.V., 6%, 11/15/21	290,000	342,284
LyondellBasell Industries N.V., 5.75%, 4/15/24	8,237,000	9,602,925

		$59,283,355
Computer Software - 0.0%
VeriSign, Inc., 4.625%, 5/01/23	$585,000	$560,138

Computer Software - Systems - 0.0%
Seagate HDD Cayman, 3.75%, 11/15/18 (n)	$962,000	$995,670

Consumer Products - 0.4%
Mattel, Inc., 5.45%, 11/01/41	$7,642,000	$8,147,541
Newell Rubbermaid, Inc., 4.7%, 8/15/20	5,894,000	6,295,871

		$14,443,412
Consumer Services - 0.4%
ADT Corp., 6.25%, 10/15/21 (n)	$4,800,000	$5,004,000
eBay, Inc., 2.6%, 7/15/22	3,990,000	3,819,172
Experian Finance PLC, 2.375%, 6/15/17 (n)	5,923,000	6,012,307

		$14,835,479
Containers - 0.4%
Crown American LLC, 4.5%, 1/15/23	$9,930,000	$9,483,150
Greif, Inc., 7.75%, 8/01/19	5,615,000	6,401,100

		$15,884,250
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$2,705,000	$3,120,423

Electrical Equipment - 0.2%
Ericsson, Inc., 4.125%, 5/15/22	$6,066,000	$6,253,063

Electronics - 0.3%
NXP B.V., 5.75%, 2/15/21 (n)	$3,960,000	$4,187,700
NXP B.V./NXP Funding LLC, 3.75%, 6/01/18 (z)	2,115,000	2,112,356

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - continued
Tyco Electronics Group S.A., 6.55%, 10/01/17	$3,194,000	$3,699,824
Tyco Electronics Group S.A., 2.375%, 12/17/18	1,643,000	1,634,361
Tyco Electronics Group S.A., 3.5%, 2/03/22	1,340,000	1,348,305

		$12,982,546
Emerging Market Quasi-Sovereign - 0.3%
KazAgro National Management Holding, 4.625%, 5/24/23 (n)	$4,278,000	$3,978,540
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/24 (z)	9,739,000	9,726,729

		$13,705,269
Energy - Independent - 1.0%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,604,000	$1,853,419
EOG Resources, Inc., 2.625%, 3/15/23	4,541,000	4,331,437
EQT Corp., 4.875%, 11/15/21	5,460,000	5,845,613
Noble Energy, Inc., 4.15%, 12/15/21	9,910,000	10,577,329
Petrohawk Energy Corp., 7.25%, 8/15/18	1,500,000	1,583,378
Pioneer Natural Resources Co., 6.65%, 3/15/17	7,190,000	8,159,399
Southwestern Energy Co., 7.5%, 2/01/18	6,187,000	7,379,433

		$39,730,008
Energy - Integrated - 0.7%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$6,908,000	$7,191,283
BP Capital Markets PLC, 2.237%, 5/10/19	8,693,000	8,691,505
Chevron Corp., 1.104%, 12/05/17	4,990,000	4,958,713
Pacific Rubiales Energy Corp., 5.125%, 3/28/23 (n)	9,177,000	8,867,276

		$29,708,777
Entertainment - 0.2%
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	$9,550,000	$9,645,500

Financial Institutions - 1.8%
CIT Group, Inc., 5.5%, 2/15/19 (n)	$7,342,000	$7,911,005
General Electric Capital Corp., 2.1%, 12/11/19	3,604,000	3,588,726
General Electric Capital Corp., 4.65%, 10/17/21	6,757,000	7,478,357
General Electric Capital Corp., 3.15%, 9/07/22	8,589,000	8,590,194
General Electric Capital Corp., 6.375% to 11/15/17, FRN to 11/15/67	5,150,000	5,729,375
International Lease Finance Corp., 7.125%, 9/01/18 (n)	5,888,000	6,830,080
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/21	10,620,000	10,128,825
NYSE Euronext, 2%, 10/05/17	4,518,000	4,593,920
SLM Corp., 4.625%, 9/25/17	11,437,000	12,008,850
SLM Corp., 8%, 3/25/20	5,422,000	6,262,410

		$73,121,742

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - 1.3%
BRF S.A., 3.95%, 5/22/23 (n)	$7,821,000	$7,175,768
Embotelladora Andina S.A., 5%, 10/01/23 (n)	3,397,000	3,606,856
Kraft Foods Group, Inc., 5%, 6/04/42	4,384,000	4,658,259
Mead Johnson Nutrition Co., “A”, 4.9%, 11/01/19	3,146,000	3,474,804
Smithfield Foods, Inc., 6.625%, 8/15/22	9,195,000	10,034,044
Tyson Foods, Inc., 6.6%, 4/01/16	8,949,000	9,844,374
Tyson Foods, Inc., 4.5%, 6/15/22	5,686,000	6,018,625
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	7,930,000	8,154,831

		$52,967,561
Forest & Paper Products - 0.5%
Fibria Overseas Finance Ltd., 6.75%, 3/03/21	$3,841,000	$4,215,498
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	5,083,000	5,787,600
Georgia-Pacific LLC, 3.734%, 7/15/23 (n)	11,057,000	11,113,313

		$21,116,411
Gaming & Lodging - 0.6%
Carnival Corp., 3.95%, 10/15/20	$12,226,000	$12,661,735
Wyndham Worldwide Corp., 5.625%, 3/01/21	2,221,000	2,434,809
Wyndham Worldwide Corp., 4.25%, 3/01/22	6,558,000	6,665,118

		$21,761,662
Insurance - 1.9%
American International Group, Inc., 4.875%, 9/15/16	$4,739,000	$5,156,132
American International Group, Inc., 6.4%, 12/15/20	12,214,000	14,743,519
American International Group, Inc., 4.125%, 2/15/24	3,397,000	3,554,818
Five Corners Funding Trust, 4.419%, 11/15/23 (n)	6,006,000	6,272,594
Genworth Holdings, Inc., 4.9%, 8/15/23	4,152,000	4,449,757
Metropolitan Life Global Funding I, 5.125%, 6/10/14 (n)	2,570,000	2,582,112
Pacific Lifecorp, 5.125%, 1/30/43 (n)	7,926,000	7,954,264
Unum Group, 7.125%, 9/30/16	2,220,000	2,527,268
Unum Group, 4%, 3/15/24	8,486,000	8,618,772
UnumProvident Corp., 6.85%, 11/15/15 (n)	11,413,000	12,370,174
Voya Financial, Inc., 2.9%, 2/15/18	3,264,000	3,367,834
Voya Financial, Inc., 5.7%, 7/15/43	2,205,000	2,552,850

		$74,150,094
Insurance - Health - 0.3%
Humana, Inc., 7.2%, 6/15/18	$9,203,000	$10,969,709

Insurance - Property & Casualty - 2.4%
Allied World Assurance, 5.5%, 11/15/20	$3,670,000	$4,099,390
Allstate Corp., 5.75%, 8/15/53	3,811,000	4,077,770
AXIS Capital Holdings Ltd., 5.75%, 12/01/14	5,360,000	5,520,896

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
AXIS Specialty Finance LLC, 2.65%, 4/01/19	$1,113,000	$1,118,040
CNA Financial Corp., 5.875%, 8/15/20	6,990,000	8,127,154
CNA Financial Corp., 3.95%, 5/15/24	3,926,000	4,006,785
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (n)	13,005,000	13,353,066
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	10,943,000	11,998,540
Marsh & McLennan Cos., Inc., 4.05%, 10/15/23	2,935,000	3,026,572
PartnerRe Ltd., 5.5%, 6/01/20	4,882,000	5,425,752
QBE Capital Funding III Ltd., FRN, 7.25%, 5/24/41 (n)	7,155,000	7,673,738
QBE Insurance Group Ltd., 2.4%, 5/01/18 (n)	3,721,000	3,654,029
Swiss Re Ltd., 4.25%, 12/06/42 (n)	2,967,000	2,825,023
XL Group PLC, 6.5% to 4/15/17, FRN to 12/29/49	9,289,000	9,149,665
ZFS Finance USA Trust II, 6.45% to 6/15/16, FRN to 12/15/65 (n)	2,405,000	2,585,375
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	6,524,000	6,996,990

		$93,638,785
International Market Quasi-Sovereign - 1.0%
Achmea Hypotheekbank N.V., 3.2%, 11/03/14 (n)	$381,000	$386,563
Electricite de France, 5.25% to 1/29/13, FRN to 12/29/49 (n)	7,217,000	7,364,949
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)	9,265,000	10,237,825
Societe Financement de l’ Economie Francaise, 3.375%, 5/05/14 (n)	7,905,000	7,905,000
Statoil A.S.A., 2.45%, 1/17/23	3,936,000	3,722,559
Statoil A.S.A., 3.7%, 3/01/24	10,559,000	10,858,897

		$40,475,793
Local Authorities - 0.8%
State of California (Build America Bonds), 7.625%, 3/01/40	$1,360,000	$1,932,206
State of California (Build America Bonds), 7.6%, 11/01/40	10,440,000	15,010,006
State of Illinois (Build America Bonds), 6.63%, 2/01/35	7,235,000	8,248,479
State of Illinois (Build America Bonds), 6.9%, 3/01/35	5,360,000	6,070,575
State of Illinois (Build America Bonds), 6.725%, 4/01/35	1,560,000	1,787,152

		$33,048,418
Machinery & Tools - 0.2%
United Rentals North America, Inc., 7.375%, 5/15/20	$6,755,000	$7,481,163

Major Banks - 7.7%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$7,822,000	$8,400,437
Banco Santander U.S. Debt S.A.U., 3.781%, 10/07/15 (n)	7,100,000	7,370,247
Bank of America Corp., 6.5%, 8/01/16	1,460,000	1,628,735
Bank of America Corp., 5.625%, 7/01/20	2,505,000	2,862,804
Bank of America Corp., 5.875%, 1/05/21	4,930,000	5,716,582
Bank of America Corp., 3.3%, 1/11/23	15,044,000	14,602,519
Bank of America Corp., 4.125%, 1/22/24	13,877,000	14,073,207

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Bank of America Corp., 4.875%, 4/01/44	$4,316,000	$4,387,145
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	7,462,000	8,329,756
DBS Bank Ltd., 3.625% to 9/21/17, FRN to 9/21/22 (n)	5,702,000	5,836,248
Goldman Sachs Group, Inc., 5.625%, 1/15/17	4,693,000	5,172,911
Goldman Sachs Group, Inc., 2.375%, 1/22/18	7,171,000	7,253,660
Goldman Sachs Group, Inc., 3.625%, 1/22/23	16,972,000	16,830,131
Goldman Sachs Group, Inc., 4%, 3/03/24	10,498,000	10,533,389
HSBC Holdings PLC, 4%, 3/30/22	7,694,000	8,088,910
HSBC Holdings PLC, 5.25%, 3/14/44	2,564,000	2,626,172
HSBC USA, Inc., 4.875%, 8/24/20	5,500,000	6,044,671
ING Bank N.V., 2%, 9/25/15 (n)	6,554,000	6,661,636
ING Bank N.V., 3.75%, 3/07/17 (n)	2,945,000	3,133,227
ING Bank N.V., 5.8%, 9/25/23 (n)	11,506,000	12,614,948
JPMorgan Chase & Co., 2%, 8/15/17	3,141,000	3,187,634
JPMorgan Chase & Co., 4.25%, 10/15/20	5,000,000	5,375,635
JPMorgan Chase & Co., 4.5%, 1/24/22	6,850,000	7,411,796
JPMorgan Chase & Co., 3.25%, 9/23/22	4,744,000	4,687,385
JPMorgan Chase & Co., 3.2%, 1/25/23	9,726,000	9,488,141
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 8/29/49	9,765,000	10,350,900
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	4,250,000	4,679,794
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	6,749,000	7,363,935
Morgan Stanley, 3.875%, 4/29/24	10,543,000	10,480,164
Morgan Stanley, 5.75%, 10/18/16	7,752,000	8,582,410
Morgan Stanley, 5.5%, 7/24/20	4,790,000	5,435,323
Morgan Stanley, 5.5%, 7/28/21	20,255,000	22,921,834
PNC Bank N.A., 3.8%, 7/25/23	19,691,000	20,029,154
PNC Funding Corp., 5.625%, 2/01/17	8,496,000	9,431,911
Regions Financial Corp., 2%, 5/15/18	3,688,000	3,645,570
Royal Bank of Scotland PLC, 2.55%, 9/18/15	4,259,000	4,349,815
Royal Bank of Scotland PLC, 6%, 12/19/23	8,880,000	9,276,670
Wachovia Corp., 6.605%, 10/01/25	2,393,000	2,838,964
Wells Fargo & Co., 5.375%, 11/02/43	2,610,000	2,810,568
Wells Fargo & Co., 5.90% to 6/15/24, FRN to 12/29/49	4,047,000	4,144,533

		$308,659,471
Medical & Health Technology & Services - 0.4%
Catholic Health Initiatives, 2.95%, 11/01/22	$9,909,000	$9,394,208
Express Scripts Holding Co., 2.65%, 2/15/17	6,827,000	7,082,603

		$16,476,811
Metals & Mining - 1.6%
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	$5,766,000	$6,342,998
Barrick North America Finance LLC, 5.75%, 5/01/43	8,843,000	8,954,793
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	3,357,000	3,267,687

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
Kinross Gold Corp., 5.95%, 3/15/24 (n)	$8,317,000	$8,421,096
Plains Exploration & Production Co., 6.875%, 2/15/23	17,930,000	20,081,600
Rio Tinto Finance (USA) PLC, 3.5%, 3/22/22	10,481,000	10,583,232
Southern Copper Corp., 6.75%, 4/16/40	5,359,000	5,700,143

		$63,351,549
Mortgage-Backed - 17.5%
Fannie Mae, 3.5%, 7/01/43	$7,672,633	$7,794,126
Fannie Mae, 4.77%, 7/01/14	1,619,986	1,624,574
Fannie Mae, 4.787%, 8/01/14	771,214	773,452
Fannie Mae, 5.39%, 9/01/14	319,154	320,893
Fannie Mae, 4.62%, 11/01/14 - 1/01/15	4,000,068	4,022,751
Fannie Mae, 5.05%, 11/01/14	1,127,131	1,130,032
Fannie Mae, 4.86%, 12/01/14	1,479,912	1,488,946
Fannie Mae, 4.85%, 2/01/15	1,336,807	1,354,247
Fannie Mae, 4.56%, 3/01/15	21,154	21,682
Fannie Mae, 4.665%, 3/01/15	1,106,224	1,123,870
Fannie Mae, 4.908%, 4/01/15	2,075,580	2,116,951
Fannie Mae, 4.815%, 6/01/15	1,756,447	1,798,741
Fannie Mae, 4.53%, 8/01/15	1,093,810	1,125,183
Fannie Mae, 4.6%, 8/01/15	1,750,186	1,801,293
Fannie Mae, 4.7%, 8/01/15	26,500	27,424
Fannie Mae, 4.78%, 8/01/15	2,408,318	2,481,613
Fannie Mae, 4.94%, 8/01/15	2,641,000	2,723,671
Fannie Mae, 4.89%, 10/01/15	351,601	364,712
Fannie Mae, 5.09%, 2/01/16	2,643,537	2,804,097
Fannie Mae, 5.132%, 2/01/16	463,053	488,868
Fannie Mae, 5.432%, 2/01/16	4,298,746	4,579,972
Fannie Mae, 5.732%, 7/01/16	1,913,793	2,085,228
Fannie Mae, 5.93%, 9/01/16	1,163,488	1,248,148
Fannie Mae, 5.395%, 12/01/16	2,275,084	2,490,714
Fannie Mae, 5.5%, 12/01/16 - 8/01/38	42,101,166	46,605,215
Fannie Mae, 5.012%, 1/01/17	2,340,951	2,386,518
Fannie Mae, 5.28%, 3/01/17	2,561,290	2,767,620
Fannie Mae, 5.54%, 4/01/17	1,421,715	1,540,424
Fannie Mae, 5.478%, 6/01/17	1,068,596	1,196,922
Fannie Mae, 2.71%, 11/01/17	1,476,874	1,539,659
Fannie Mae, 5%, 2/01/18 - 6/01/40	29,667,838	32,521,922
Fannie Mae, 3.84%, 3/01/18	1,392,000	1,498,127
Fannie Mae, 3.99%, 4/01/18	2,450,000	2,650,845
Fannie Mae, 3.849%, 7/01/18	3,662,918	3,950,510
Fannie Mae, 2.578%, 9/25/18	11,000,000	11,368,412
Fannie Mae, 2.43%, 1/01/19	1,939,145	1,991,915
Fannie Mae, 5.18%, 3/01/19	518,272	565,923

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.88%, 3/01/20	$553,204	$599,808
Fannie Mae, 5.19%, 9/01/20	2,694,691	2,931,037
Fannie Mae, 2.41%, 5/01/23	2,701,978	2,597,803
Fannie Mae, 2.55%, 5/01/23	1,388,849	1,349,194
Fannie Mae, 4.5%, 5/01/25	1,181,720	1,266,646
Fannie Mae, 3%, 3/01/27 - 4/01/27	17,409,628	17,981,814
Fannie Mae, 6.5%, 11/01/31 - 1/01/33	285,752	327,745
Fannie Mae, 4.5%, 3/01/34 - 10/01/40	7,932,487	8,550,163
Fannie Mae, 6%, 5/01/34 - 10/01/38	15,845,042	17,731,045
Fannie Mae, 4%, 2/01/41	18,948,036	19,862,085
Fannie Mae, 3.5%, 11/01/41 - 1/01/42	11,611,417	11,807,473
Fannie Mae, 3.5%, 4/01/43	8,313,595	8,447,305
Fannie Mae, TBA, 4%, 6/25/44	12,200,000	12,738,039
Fannie Mae, TBA, 4%, 5/25/44	63,555,000	66,586,275
Fannie Mae, TBA, 4.5%, 5/25/44	8,740,000	9,383,210
Federal Home Loan Bank, 3%, 5/01/43	3,986,462	3,904,583
Freddie Mac, 3.034%, 10/25/20	3,415,000	3,537,250
Freddie Mac, 3.5%, 7/01/42	10,945,820	11,115,826
Freddie Mac, 1.655%, 11/25/16	6,270,432	6,378,064
Freddie Mac, 1.426%, 8/25/17	6,993,000	7,045,727
Freddie Mac, 5.5%, 9/01/17 - 1/01/38	9,224,021	10,195,019
Freddie Mac, 3.882%, 11/25/17	8,787,000	9,462,290
Freddie Mac, 3.154%, 2/25/18	3,479,000	3,663,199
Freddie Mac, 5%, 5/01/18 - 4/01/40	9,643,476	10,575,950
Freddie Mac, 2.412%, 8/25/18	4,630,000	4,753,908
Freddie Mac, 2.303%, 9/25/18	2,159,711	2,204,225
Freddie Mac, 2.323%, 10/25/18	5,437,000	5,548,719
Freddie Mac, 2.13%, 1/25/19	14,841,000	14,980,565
Freddie Mac, 1.869%, 11/25/19	8,154,000	8,033,883
Freddie Mac, 4.251%, 1/25/20	4,741,000	5,230,741
Freddie Mac, 2.313%, 3/25/20	9,101,000	9,131,215
Freddie Mac, 3.32%, 7/25/20 - 2/25/23	7,707,781	7,949,558
Freddie Mac, 2.682%, 10/25/22	3,790,000	3,710,406
Freddie Mac, 3.25%, 4/25/23	8,549,000	8,681,672
Freddie Mac, 3.06%, 7/25/23	5,785,000	5,770,086
Freddie Mac, 3.531%, 7/25/23	3,060,000	3,164,738
Freddie Mac, 3.458%, 8/25/23	17,774,000	18,274,463
Freddie Mac, 4%, 7/01/25 - 11/01/43	32,154,011	33,748,001
Freddie Mac, 4.5%, 7/01/25 - 6/01/41	2,700,322	2,902,257
Freddie Mac, 3.5%, 8/01/26 - 3/01/43	19,910,870	20,308,423
Freddie Mac, 6%, 11/01/33 - 7/01/38	3,938,156	4,424,142
Freddie Mac, 3%, 4/01/43 - 5/01/43	5,365,830	5,252,318
Freddie Mac, TBA, 4%, 5/15/44	7,244,000	7,579,318

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Ginnie Mae, 4.5%, 6/20/41	$3,308,079	$3,586,364
Ginnie Mae, 6%, 2/15/34 - 1/15/38	5,072,451	5,714,821
Ginnie Mae, 5.5%, 4/15/38 - 1/20/42	7,038,737	7,810,867
Ginnie Mae, 4.5%, 4/15/39 - 2/20/42	52,647,029	57,314,762
Ginnie Mae, 4%, 10/20/40 - 2/20/41	16,338,774	17,317,849
Ginnie Mae, 3.5%, 11/15/40 - 4/15/42	21,988,450	22,653,460
Ginnie Mae, TBA, 4.5%, 5/15/44	8,000,000	8,671,250

		$699,130,761
Municipals - 0.1%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$2,565,000	$2,592,779

Natural Gas - Distribution - 0.1%
Centrica PLC, 4%, 10/16/23 (z)	$5,134,000	$5,114,830

Natural Gas - Pipeline - 2.9%
APT Pipelines Ltd., 3.875%, 10/11/22 (n)	$12,507,000	$12,179,167
DCP Midstream LLC, 3.875%, 3/15/23	3,064,000	3,054,165
El Paso Corp., 7.75%, 1/15/32	8,840,000	9,551,753
El Paso Pipeline Partners Operating Co. LLC, 4.3%, 5/01/24	7,843,000	7,863,282
Energy Transfer Partners LP, 4.65%, 6/01/21	8,511,000	9,076,590
Energy Transfer Partners LP, 5.15%, 2/01/43	5,108,000	5,054,146
EnLink Midstream Partners LP, 4.4%, 4/01/24	9,220,000	9,492,156
Enterprise Products Operating LLC, 3.9%, 2/15/24	2,581,000	2,610,139
Kinder Morgan Energy Partners LP, 6.375%, 3/01/41	7,490,000	8,540,210
MarkWest Energy Partners LP, 5.5%, 2/15/23	3,745,000	3,885,438
ONEOK Partners LP, 6.2%, 9/15/43	7,052,000	8,309,477
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	5,320,000	5,492,900
Spectra Energy Capital LLC, 8%, 10/01/19	8,284,000	10,252,055
Sunoco Logistics Partners LP, 4.25%, 4/01/24	1,391,000	1,420,012
Williams Cos., Inc., 3.7%, 1/15/23	13,535,000	12,497,244
Williams Partners LP, 4.3%, 3/04/24	6,835,000	6,978,945

		$116,257,679
Network & Telecom - 1.2%
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 10/30/24 (n)	$6,726,000	$7,056,435
Verizon Communications, Inc., 3.45%, 3/15/21	5,862,000	5,993,532
Verizon Communications, Inc., 5.15%, 9/15/23	9,431,000	10,396,131
Verizon Communications, Inc., 6.55%, 9/15/43	18,245,000	22,505,098

		$45,951,196

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Oil Services - 0.7%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)	$8,952,626	$9,366,685
Rowan Cos., Inc., 5.4%, 12/01/42	8,898,000	8,719,070
Schlumberger Norge A.S., 1.25%, 8/01/17 (n)	11,361,000	11,291,607

		$29,377,362
Other Banks & Diversified Financials - 2.6%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$4,205,000	$4,379,617
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.7%, 9/09/18 (n)	9,565,000	9,793,690
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	3,587,000	3,999,505
Capital One Bank (USA) N.A., 3.375%, 2/15/23	4,224,000	4,172,370
Capital One Financial Corp., 3.75%, 4/24/24	5,974,000	5,984,938
Capital One Financial Corp., 6.15%, 9/01/16	6,690,000	7,441,407
Citigroup, Inc., 8.5%, 5/22/19	7,251,000	9,238,274
Discover Bank, 7%, 4/15/20	9,837,000	11,768,829
Fifth Third Bancorp, 2.3%, 3/01/19	1,307,000	1,304,569
Fifth Third Bancorp, 3.5%, 3/15/22	4,075,000	4,131,092
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	12,290,000	16,345,700
Macquarie Group Ltd., 3%, 12/03/18 (n)	1,406,000	1,427,231
Macquarie Group Ltd., 6%, 1/14/20 (n)	6,932,000	7,762,454
Rabobank Nederland N.V., 3.95%, 11/09/22	6,203,000	6,239,691
Santander Holdings USA, Inc., 4.625%, 4/19/16	3,739,000	3,999,436
SunTrust Banks, Inc., 3.5%, 1/20/17	3,701,000	3,916,583

		$101,905,386
Personal Computers & Peripherals - 0.2%
Equifax, Inc., 3.3%, 12/15/22	$8,758,000	$8,490,294

Pharmaceuticals - 1.8%
Celgene Corp., 2.45%, 10/15/15	$7,103,000	$7,263,904
Celgene Corp., 1.9%, 8/15/17	7,253,000	7,356,232
Forest Laboratories, Inc., 4.875%, 2/15/21 (n)	27,617,000	29,446,626
Gilead Sciences, Inc., 4.8%, 4/01/44	8,306,000	8,736,292
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22	12,560,000	11,961,365
VPII Escrow Corp., 6.75%, 8/15/18 (z)	5,225,000	5,656,063

		$70,420,482
Railroad & Shipping - 0.0%
Canadian Pacific Railway Co., 4.45%, 3/15/23	$1,366,000	$1,453,613

Real Estate - 1.7%
Alexandria Real Estate Equities, Inc., REIT, 4.6%, 4/01/22	$4,863,000	$5,087,218
Boston Properties LP, REIT, 3.7%, 11/15/18	5,442,000	5,796,405
Boston Properties LP, REIT, 3.8%, 2/01/24	5,543,000	5,570,294
DDR Corp., REIT, 4.625%, 7/15/22	4,107,000	4,372,875

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - continued
DDR Corp., REIT, 3.375%, 5/15/23	$7,861,000	$7,533,354
ERP Operating LP, REIT, 3%, 4/15/23	1,065,000	1,018,244
HCP, Inc., REIT, 3.75%, 2/01/19	4,862,000	5,160,896
HCP, Inc., REIT, 5.375%, 2/01/21	4,940,000	5,590,470
Kimco Realty Corp., REIT, 5.783%, 3/15/16	7,684,000	8,357,241
Liberty Property LP, REIT, 5.5%, 12/15/16	4,563,000	5,009,061
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/23	3,139,000	3,216,317
Simon Property Group, Inc., REIT, 10.35%, 4/01/19	4,593,000	6,231,052
WEA Finance LLC, 6.75%, 9/02/19 (n)	5,009,000	6,063,815

		$69,007,242
Restaurants - 0.2%
YUM! Brands, Inc., 5.35%, 11/01/43	$7,927,000	$8,500,828

Retailers - 0.8%
Cencosud S.A., 5.5%, 1/20/21	$4,672,000	$4,857,941
Gap, Inc., 5.95%, 4/12/21	14,755,000	16,790,762
Home Depot, Inc., 5.95%, 4/01/41	3,217,000	3,957,360
Kohl’s Corp., 3.25%, 2/01/23	7,173,000	6,805,843

		$32,411,906
Specialty Chemicals - 0.4%
Ecolab, Inc., 4.35%, 12/08/21	$10,052,000	$10,940,104
Mexichem S.A.B. de C.V., 6.75%, 9/19/42 (n)	4,462,000	4,523,353

		$15,463,457
Specialty Stores - 0.3%
Advance Auto Parts, Inc., 5.75%, 5/01/20	$4,783,000	$5,431,580
Advance Auto Parts, Inc., 4.5%, 1/15/22	630,000	662,625
Advance Auto Parts, Inc., 4.5%, 12/01/23	3,964,000	4,152,326

		$10,246,531
Supermarkets - 0.1%
Delhaize Group, 4.125%, 4/10/19	$1,082,000	$1,123,259
Kroger Co., 3.85%, 8/01/23	3,285,000	3,335,497

		$4,458,756
Telecommunications - Wireless - 1.2%
American Tower Corp., REIT, 3.5%, 1/31/23	$7,629,000	$7,334,635
American Tower Corp., REIT, 5%, 2/15/24	11,493,000	12,225,529
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	7,264,000	8,407,477
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	3,480,000	3,858,603
MTS International Funding Ltd., 5%, 5/30/23 (n)	6,018,000	5,356,020
Rogers Communications, Inc., 4.1%, 10/01/23	7,700,000	7,956,348

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Rogers Communications, Inc., 5%, 3/15/44	$4,403,000	$4,505,823

		$49,644,435
Tobacco - 0.8%
Altria Group, Inc., 2.85%, 8/09/22	$10,322,000	$9,824,139
Altria Group, Inc., 2.95%, 5/02/23	2,970,000	2,779,724
Lorillard Tobacco Co., 8.125%, 6/23/19	6,897,000	8,573,902
Reynolds American, Inc., 6.75%, 6/15/17	10,032,000	11,566,063

		$32,743,828
Transportation - Services - 0.3%
ERAC USA Finance Co., 7%, 10/15/37 (n)	$3,033,000	$3,924,663
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	8,955,000	9,044,550

		$12,969,213
U.S. Government Agencies and Equivalents - 2.8%
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/20	$5,600,000	$5,812,934
Small Business Administration, 5.94%, 7/01/16	52,566	54,374
Small Business Administration, 5.37%, 9/01/16	107,082	110,727
Small Business Administration, 6.35%, 4/01/21	6,733	7,363
Small Business Administration, 6.34%, 5/01/21	10,348	11,252
Small Business Administration, 6.44%, 6/01/21	11,113	12,214
Small Business Administration, 5.34%, 11/01/21	66,975	72,365
Small Business Administration, 6.07%, 3/01/22	38,486	41,946
Small Business Administration, 4.35%, 7/01/23	448,952	475,197
Small Business Administration, 4.98%, 11/01/23	637,022	691,592
Small Business Administration, 4.89%, 12/01/23	631,154	683,974
Small Business Administration, 4.93%, 1/01/24	821,933	886,254
Small Business Administration, 4.34%, 3/01/24	785,988	827,309
Small Business Administration, 5.18%, 5/01/24	816,617	885,761
Small Business Administration, 5.52%, 6/01/24	888,547	972,871
Small Business Administration, 5.19%, 7/01/24	988,140	1,073,676
Small Business Administration, 4.86%, 10/01/24	613,332	656,908
Small Business Administration, 4.57%, 6/01/25	1,304,818	1,383,447
Small Business Administration, 4.76%, 9/01/25	3,788,261	4,038,649
Small Business Administration, 5.39%, 12/01/25	369,776	406,875
Small Business Administration, 5.35%, 2/01/26	2,180,607	2,383,618
Small Business Administration, 3.25%, 11/01/30	3,939,322	4,024,959
Small Business Administration, 2.85%, 9/01/31	6,113,528	6,018,163
Small Business Administration, 2.37%, 8/01/32	4,733,170	4,518,234
Small Business Administration, 2.13%, 1/01/33	6,604,504	6,215,623
Small Business Administration, 2.21%, 2/01/33	1,652,631	1,561,752
Small Business Administration, 2.22%, 3/01/33	6,031,388	5,694,099

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 2.08%, 4/01/33	$9,483,765	$8,955,659
Small Business Administration, 2.45%, 6/01/33	12,662,282	12,150,514
Small Business Administration, 3.15%, 7/01/33	15,558,704	15,536,837
Small Business Administration, 3.16%, 8/01/33	15,272,634	15,325,201
Small Business Administration, 3.62%, 9/01/33	7,854,245	8,065,892

		$109,556,239
U.S. Treasury Obligations - 16.0%
U.S. Treasury Bonds, 6%, 2/15/26	$840,000	$1,111,819
U.S. Treasury Bonds, 4.5%, 2/15/36 (f)	1,967,000	2,344,725
U.S. Treasury Bonds, 5%, 5/15/37	9,893,000	12,607,392
U.S. Treasury Bonds, 4.5%, 8/15/39	124,998,100	149,411,729
U.S. Treasury Notes, 0.375%, 2/15/16	389,700,000	390,004,356
U.S. Treasury Notes, 5.125%, 5/15/16	6,351,000	6,954,345
U.S. Treasury Notes, 0.875%, 12/31/16	48,741,000	48,923,779
U.S. Treasury Notes, 2.75%, 2/15/19	8,725,900	9,186,732
U.S. Treasury Notes, TIPS, 1.625%, 1/15/15	5,842,917	5,983,053
U.S. Treasury Notes, TIPS, 2%, 1/15/16	10,350,463	10,974,720

		$637,502,650
Utilities - Electric Power - 2.6%
Berkshire Hathaway Energy Co., 5.15%, 11/15/43	$8,174,000	$8,951,176
CenterPoint Energy, Inc., 5.95%, 2/01/17	3,300,000	3,710,210
CMS Energy Corp., 6.25%, 2/01/20	4,272,000	5,040,529
CMS Energy Corp., 5.05%, 3/15/22	4,239,000	4,771,389
Constellation Energy Group, Inc., 5.15%, 12/01/20	3,366,000	3,724,721
Duke Energy Corp., 5.05%, 9/15/19	6,505,000	7,373,918
Duke Energy Corp., 3.75%, 4/15/24	3,587,000	3,638,204
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	6,757,000	6,768,973
Enel Finance International S.A., 6.25%, 9/15/17 (n)	5,360,000	6,090,086
Enel Finance International S.A., 6%, 10/07/39 (n)	5,000,000	5,392,150
Exelon Corp., 4.9%, 6/15/15	6,177,000	6,449,622
Exelon Generation Co. LLC, 4.25%, 6/15/22	5,938,000	6,082,062
ITC Holdings Corp., 4.05%, 7/01/23	8,197,000	8,260,551
Pacific Gas & Electric Co., 3.25%, 6/15/23	6,368,000	6,279,924
PPL Capital Funding, Inc., 5%, 3/15/44	4,282,000	4,486,273
PPL Corp., 3.5%, 12/01/22	3,600,000	3,587,328
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	11,511,000	12,690,509

		$103,297,625
Total Bonds (Identified Cost, $3,796,526,581)		$3,889,205,347

26

Portfolio of Investments – continued

Money Market Funds - 4.8%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	193,273,464	$193,273,464
Total Investments (Identified Cost, $3,989,800,045)		$4,082,478,811

Other Assets, Less Liabilities - (2.3)%		(91,724,034)
Net Assets - 100.0%		$3,990,754,777

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $623,985,686, representing 15.6% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Anthracite Ltd., CDO III, 6.077%, 3/23/39	$—	$356,311

(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., CDO III, 6.077%, 3/23/39	10/25/06-1/01/14	$5,152,237	$302,903
Babson Ltd., CLO, FRN, 1.328%, 4/20/25	3/12/14	9,337,072	9,335,035
Bayview Commercial Asset Trust, FRN, 0.462%, 8/25/35	6/09/05	453,054	401,603
Bayview Commercial Asset Trust, FRN, 0%, 4/25/36	2/28/06	1,006,617	1
Bayview Commercial Asset Trust, FRN, 0.422%, 4/25/36	2/23/06	363,243	315,202
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36	5/16/06-5/29/09	809,938	1
Bayview Commercial Asset Trust, FRN, 0%, 10/25/36	9/11/06	1,450,328	2
Bayview Commercial Asset Trust, FRN, 0%, 12/25/36	10/25/06	920,789	1
Bayview Commercial Asset Trust, FRN, 0%, 3/25/37	1/26/07-5/29/09	0	2
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40	3/01/06	2,996,429	1,982,843
Capital Trust Realty Ltd., CDO, 5.26%, 6/25/35	9/14/10	6,499,607	7,163,335
Centrica PLC, 4%, 10/16/23	10/10/13	5,099,264	5,114,830
Commercial Mortgage Asset Trust, FRN, 0.811%, 1/17/32	8/25/03-4/09/12	20,472	18,181

27

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 11.06%, 1/05/23	1/18/02-3/23/11	$2,213	$5,679
Falcon Franchise Loan LLC, FRN, 14.914%, 1/05/25	1/29/03-3/23/11	48,461	211,343
First Union National Bank Commercial Mortgage, FRN, 1.902%, 1/12/43	12/11/03-4/09/12	4,965	1,991
Gramercy Real Estate Ltd., CDO, FRN, 0.549%, 7/25/35	6/21/05	190,506	188,630
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.55%, 4/10/28	3/25/14	9,576,000	9,576,000
Morgan Stanley Capital I, Inc., FRN, 1.715%, 3/15/31	6/10/03	8,861	9
NXP B.V./NXP Funding LLC, 3.75%, 6/01/18	5/06/13	2,115,000	2,112,356
Preferred Term Securities XIX Ltd., CDO, FRN, 0.583%, 12/22/35	9/08/05-3/28/11	6,303,532	4,979,167
SES S.A., 5.3%, 4/04/43	1/08/14	3,964,649	4,248,386
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/24	4/28/14	9,632,845	9,726,729
Tencent Holdings Ltd., 3.375%, 5/02/19	4/22/14	4,107,687	4,133,473
VPII Escrow Corp., 6.75%, 8/15/18	6/27/13	5,225,000	5,656,063
Total Restricted Securities			$65,473,765
% of Net assets			1.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Derivative Contracts at 4/30/14

Futures Contracts at 4/30/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Long)	USD	400	$53,975,000	June - 2014	$1,038,537

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Long)	USD	150	$17,917,969	June - 2014	$(62,622)
U.S. Treasury Note 10 yr (Short)	USD	1,625	202,185,547	June - 2014	(33,371)

					$(95,993)

At April 30, 2014, the fund had liquid securities with an aggregate value of $1,715,331 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,796,526,581)	$3,889,205,347
Underlying affiliated funds, at cost and value	193,273,464
Total investments, at value (identified cost, $3,989,800,045)	$4,082,478,811
Cash	164,079
Receivables for
Investments sold	7,613,854
Fund shares sold	5,689,865
Interest and dividends	28,982,808
Other assets	14,758
Total assets	$4,124,944,175
Liabilities
Payables for
Distributions	$2,447,818
Daily variation margin on open futures contracts	414,845
Investments purchased	17,605,795
TBA purchase commitments	104,263,536
Fund shares reacquired	7,618,786
Payable to affiliates
Investment adviser	94,954
Shareholder servicing costs	1,312,745
Distribution and service fees	22,857
Program manager fees	20
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	408,036
Total liabilities	$134,189,398
Net assets	$3,990,754,777
Net assets consist of
Paid-in capital	$3,917,969,455
Unrealized appreciation (depreciation) on investments	93,621,310
Accumulated net realized gain (loss) on investments	(21,150,821)
Undistributed net investment income	314,833
Net assets	$3,990,754,777
Shares of beneficial interest outstanding	366,538,564

29

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,153,059,471	105,925,475	$10.89
Class B	33,000,345	3,027,620	10.90
Class C	115,495,196	10,596,521	10.90
Class I	976,837,530	89,698,650	10.89
Class R1	3,092,723	283,649	10.90
Class R2	42,232,970	3,882,086	10.88
Class R3	48,841,923	4,487,770	10.88
Class R4	68,289,219	6,273,807	10.88
Class R5	1,542,573,505	141,689,160	10.89
Class 529A	4,031,697	370,990	10.87
Class 529B	395,410	36,273	10.90
Class 529C	2,904,788	266,563	10.90

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.43 [100 / 95.25 x $10.89] and $11.41 [100 / 95.25 x $10.87], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$134,517,017
Dividends from underlying affiliated funds	94,814
Total investment income	$134,611,831
Expenses
Management fee	$19,023,784
Distribution and service fees	4,827,159
Program manager fees	7,961
Shareholder servicing costs	2,611,248
Administrative services fee	461,875
Independent Trustees’ compensation	48,049
Custodian fee	264,182
Shareholder communications	439,312
Audit and tax fees	75,432
Legal fees	36,731
Miscellaneous	336,471
Total expenses	$28,132,204
Reduction of expenses by investment adviser and distributor	(1,233,584)
Net expenses	$26,898,620
Net investment income	$107,713,211
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(490,382)
Futures contracts	4,350,231
Net realized gain (loss) on investments	$3,859,849
Change in unrealized appreciation (depreciation)
Investments	$(75,264,972)
Futures contracts	3,010,587
Net unrealized gain (loss) on investments	$(72,254,385)
Net realized and unrealized gain (loss) on investments	$(68,394,536)
Change in net assets from operations	$39,318,675

See Notes to Financial Statements

31

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2014	2013
Change in net assets
From operations
Net investment income	$107,713,211	$92,733,532
Net realized gain (loss) on investments	3,859,849	44,556,547
Net unrealized gain (loss) on investments	(72,254,385)	63,278,405
Change in net assets from operations	$39,318,675	$200,568,484
Distributions declared to shareholders
From net investment income	$(119,482,366)	$(111,315,407)
From net realized gain on investments	(1,648,141)	—
Total distributions declared to shareholders	$(121,130,507)	$(111,315,407)
Change in net assets from fund share transactions	$288,467,418	$452,331,810
Total change in net assets	$206,655,586	$541,584,887
Net assets
At beginning of period	3,784,099,191	3,242,514,304
At end of period (including undistributed net investment income of $314,833 and accumulated distributions in excess of net investment income of $3,275,181, respectively)	$3,990,754,777	$3,784,099,191

See Notes to Financial Statements

32

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.13		$10.84	$10.57	$10.30	$8.99
Income (loss) from investment operations
Net investment income (d)	$0.30		$0.29	$0.35	$0.39	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)		0.35	0.32	0.29	1.35
Total from investment operations	$0.09		$0.64	$0.67	$0.68	$1.79
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.35)	$(0.40)	$(0.41)	$(0.48)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.33)		$(0.35)	$(0.40)	$(0.41)	$(0.48)
Net asset value, end of period (x)	$10.89		$11.13	$10.84	$10.57	$10.30
Total return (%) (r)(s)(t)(x)	0.92		5.97	6.42	6.73	20.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90		0.91	0.92	0.91	0.92
Expenses after expense reductions (f)	0.79		0.81	0.82	0.81	0.79
Net investment income	2.74		2.63	3.27	3.72	4.45
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$1,153,059		$1,133,559	$1,009,130	$900,575	$918,742

See Notes to Financial Statements

33

Financial Highlights – continued

Class B	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.15		$10.86	$10.58	$10.31	$9.00
Income (loss) from investment operations
Net investment income (d)	$0.22		$0.21	$0.27	$0.30	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.35	0.32	0.30	1.36
Total from investment operations	$—		$0.56	$0.59	$0.60	$1.72
Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.27)	$(0.31)	$(0.33)	$(0.41)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.25)		$(0.27)	$(0.31)	$(0.33)	$(0.41)
Net asset value, end of period (x)	$10.90		$11.15	$10.86	$10.58	$10.31
Total return (%) (r)(s)(t)(x)	0.08		5.18	5.70	5.88	19.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.66	1.67	1.66	1.65
Expenses after expense reductions (f)	1.54		1.56	1.60	1.61	1.58
Net investment income	2.00		1.88	2.48	2.91	3.66
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$33,000		$43,999	$43,939	$41,493	$45,472

Class C	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.15		$10.86	$10.58	$10.31	$9.00
Income (loss) from investment operations
Net investment income (d)	$0.20		$0.20	$0.26	$0.30	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)		0.35	0.33	0.29	1.36
Total from investment operations	$(0.01)		$0.55	$0.59	$0.59	$1.71
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.26)	$(0.31)	$(0.32)	$(0.40)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.24)		$(0.26)	$(0.31)	$(0.32)	$(0.40)
Net asset value, end of period (x)	$10.90		$11.15	$10.86	$10.58	$10.31
Total return (%) (r)(s)(t)(x)	(0.03)		5.08	5.62	5.83	19.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.66	1.67	1.66	1.66
Expenses after expense reductions (f)	1.65		1.66	1.67	1.66	1.64
Net investment income	1.90		1.78	2.41	2.86	3.51
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$115,495		$161,290	$153,898	$135,007	$141,966

See Notes to Financial Statements

34

Financial Highlights – continued

Class I	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.14		$10.85	$10.57	$10.30	$8.99
Income (loss) from investment operations
Net investment income (d)	$0.31		$0.31	$0.37	$0.40	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)		0.35	0.32	0.30	1.36
Total from investment operations	$0.10		$0.66	$0.69	$0.70	$1.81
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.37)	$(0.41)	$(0.43)	$(0.50)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.35)		$(0.37)	$(0.41)	$(0.43)	$(0.50)
Net asset value, end of period (x)	$10.89		$11.14	$10.85	$10.57	$10.30
Total return (%) (r)(s)(x)	0.98		6.13	6.68	6.89	20.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65		0.66	0.67	0.66	0.67
Expenses after expense reductions (f)	0.64		0.66	0.67	0.66	0.64
Net investment income	2.89		2.80	3.41	3.87	4.54
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$976,838		$1,028,060	$1,883,416	$1,470,218	$1,291,881

Class R1	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.15		$10.86	$10.59	$10.31	$9.00
Income (loss) from investment operations
Net investment income (d)	$0.20		$0.20	$0.26	$0.30	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)		0.35	0.32	0.30	1.35
Total from investment operations	$(0.01)		$0.55	$0.58	$0.60	$1.71
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.26)	$(0.31)	$(0.32)	$(0.40)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.24)		$(0.26)	$(0.31)	$(0.32)	$(0.40)
Net asset value, end of period (x)	$10.90		$11.15	$10.86	$10.59	$10.31
Total return (%) (r)(s)(x)	(0.03)		5.07	5.52	5.93	19.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.66	1.67	1.66	1.67
Expenses after expense reductions (f)	1.64		1.66	1.67	1.66	1.64
Net investment income	1.89		1.78	2.42	2.86	3.61
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$3,093		$3,310	$3,117	$2,969	$2,985

See Notes to Financial Statements

35

Financial Highlights – continued

Class R2	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.13		$10.84	$10.56	$10.29	$8.98
Income (loss) from investment operations
Net investment income (d)	$0.26		$0.25	$0.31	$0.35	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.35	0.33	0.30	1.36
Total from investment operations	$0.04		$0.60	$0.64	$0.65	$1.76
Less distributions declared to shareholders
From net investment income	$(0.29)		$(0.31)	$(0.36)	$(0.38)	$(0.45)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.29)		$(0.31)	$(0.36)	$(0.38)	$(0.45)
Net asset value, end of period (x)	$10.88		$11.13	$10.84	$10.56	$10.29
Total return (%) (r)(s)(x)	0.47		5.60	6.15	6.36	19.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15		1.16	1.17	1.16	1.17
Expenses after expense reductions (f)	1.15		1.16	1.17	1.16	1.14
Net investment income	2.40		2.29	2.93	3.37	4.08
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$42,233		$43,889	$45,433	$41,076	$41,092

Class R3	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.13		$10.84	$10.57	$10.29	$8.98
Income (loss) from investment operations
Net investment income (d)	$0.29		$0.28	$0.34	$0.38	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.35	0.32	0.30	1.35
Total from investment operations	$0.07		$0.63	$0.66	$0.68	$1.78
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.34)	$(0.39)	$(0.40)	$(0.47)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.32)		$(0.34)	$(0.39)	$(0.40)	$(0.47)
Net asset value, end of period (x)	$10.88		$11.13	$10.84	$10.57	$10.29
Total return (%) (r)(s)(x)	0.72		5.87	6.32	6.73	20.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90		0.91	0.92	0.91	0.92
Expenses after expense reductions (f)	0.89		0.91	0.92	0.91	0.89
Net investment income	2.65		2.52	3.16	3.62	4.35
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$48,842		$53,863	$41,177	$29,493	$31,165

See Notes to Financial Statements

36

Financial Highlights – continued

Class R4	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.13		$10.84	$10.57	$10.30	$8.98
Income (loss) from investment operations
Net investment income (d)	$0.31		$0.30	$0.36	$0.40	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.36	0.32	0.30	1.37
Total from investment operations	$0.09		$0.66	$0.68	$0.70	$1.82
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.37)	$(0.41)	$(0.43)	$(0.50)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.34)		$(0.37)	$(0.41)	$(0.43)	$(0.50)
Net asset value, end of period (x)	$10.88		$11.13	$10.84	$10.57	$10.30
Total return (%) (r)(s)(x)	0.97		6.13	6.58	6.89	20.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65		0.67	0.67	0.66	0.67
Expenses after expense reductions (f)	0.65		0.67	0.67	0.66	0.64
Net investment income	2.90		2.75	3.40	3.87	4.53
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$68,289		$84,048	$46,209	$32,336	$26,315

Class R5 (y)	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.14		$10.85	$10.57	$10.30	$8.99
Income (loss) from investment operations
Net investment income (d)	$0.32		$0.31	$0.35	$0.40	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.32	0.33	0.29	1.35
Total from investment operations	$0.10		$0.63	$0.68	$0.69	$1.80
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.34)	$(0.40)	$(0.42)	$(0.49)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.35)		$(0.34)	$(0.40)	$(0.42)	$(0.49)
Net asset value, end of period (x)	$10.89		$11.14	$10.85	$10.57	$10.30
Total return (%) (r)(s)(x)	1.07		6.21	6.57	6.78	20.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55		0.57	0.77	0.76	0.77
Expenses after expense reductions (f)	0.55		0.57	0.77	0.76	0.73
Net investment income	2.99		2.82	3.30	3.78	4.56
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$1,542,574		$1,222,616	$8,217	$5,643	$9,582

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529A	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.11		$10.82	$10.55	$10.27	$8.96
Income (loss) from investment operations
Net investment income (d)	$0.29		$0.29	$0.34	$0.38	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)		0.34	0.32	0.30	1.35
Total from investment operations	$0.08		$0.63	$0.66	$0.68	$1.78
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.34)	$(0.39)	$(0.40)	$(0.47)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.32)		$(0.34)	$(0.39)	$(0.40)	$(0.47)
Net asset value, end of period (x)	$10.87		$11.11	$10.82	$10.55	$10.27
Total return (%) (r)(s)(t)(x)	0.86		5.92	6.37	6.73	20.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00		1.02	1.02	1.02	1.02
Expenses after expense reductions (f)	0.84		0.87	0.88	0.92	0.89
Net investment income	2.72		2.59	3.21	3.63	4.31
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$4,032		$4,909	$3,934	$2,593	$2,066

Class 529B	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.15		$10.86	$10.59	$10.31	$9.00
Income (loss) from investment operations
Net investment income (d)	$0.20		$0.19	$0.26	$0.29	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.35	0.31	0.30	1.36
Total from investment operations	$(0.02)		$0.54	$0.57	$0.59	$1.70
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.25)	$(0.30)	$(0.31)	$(0.39)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.23)		$(0.25)	$(0.30)	$(0.31)	$(0.39)
Net asset value, end of period (x)	$10.90		$11.15	$10.86	$10.59	$10.31
Total return (%) (r)(s)(t)(x)	(0.08)		5.02	5.46	5.82	19.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75		1.76	1.77	1.76	1.77
Expenses after expense reductions (f)	1.69		1.71	1.73	1.76	1.74
Net investment income	1.84		1.73	2.39	2.76	3.47
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$395		$458	$428	$590	$700

See Notes to Financial Statements

38

Financial Highlights – continued

Class 529C	Years ended 4/30
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.15		$10.85	$10.58	$10.31	$8.99
Income (loss) from investment operations
Net investment income (d)	$0.20		$0.19	$0.25	$0.29	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.36	0.32	0.29	1.37
Total from investment operations	$(0.02)		$0.55	$0.57	$0.58	$1.71
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.25)	$(0.30)	$(0.31)	$(0.39)
From net realized gain on investments	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.23)		$(0.25)	$(0.30)	$(0.31)	$(0.39)
Net asset value, end of period (x)	$10.90		$11.15	$10.85	$10.58	$10.31
Total return (%) (r)(s)(t)(x)	(0.08)		5.12	5.47	5.72	19.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75		1.76	1.77	1.76	1.77
Expenses after expense reductions (f)	1.70		1.71	1.73	1.76	1.74
Net investment income	1.84		1.73	2.34	2.77	3.46
Portfolio turnover	52		95	59	67	90
Net assets at end of period (000 omitted)	$2,905		$4,097	$3,617	$2,284	$1,550

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

39

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of FASB Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular

40

Notes to Financial Statements – continued

jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

41

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$747,058,889	$—	$747,058,889
Non-U.S. Sovereign Debt	—	54,181,062	—	54,181,062
Municipal Bonds	—	2,592,779	—	2,592,779
U.S. Corporate Bonds	—	1,466,802,685	—	1,466,802,685
Residential Mortgage-Backed Securities	—	714,554,654	—	714,554,654
Commercial Mortgage-Backed Securities	—	331,078,679	—	331,078,679
Asset-Backed Securities (including CDOs)	—	158,988,028	—	158,988,028
Foreign Bonds	—	413,948,571	—	413,948,571
Mutual Funds	193,273,464	—	—	193,273,464
Total Investments	$193,273,464	$3,889,205,347	$—	$4,082,478,811

Other Financial Instruments
Futures Contracts	$942,544	$—	$—	$942,544

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

42

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,038,537	$(95,993)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$4,350,231

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$3,010,587

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments

43

Notes to Financial Statements – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased

44

Notes to Financial Statements – continued

which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and

45

Notes to Financial Statements – continued

paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended April 30, 2014, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities

46

Notes to Financial Statements – continued

issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/14	4/30/13
Ordinary income (including any short-term capital gains)	$119,485,702	$111,315,407
Long-term capital gain	1,644,805	—
Total distributions	$121,130,507	$111,315,407

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/14
Cost of investments	$4,005,144,873
Gross appreciation	119,431,875
Gross depreciation	(42,097,937)
Net unrealized appreciation (depreciation)	$77,333,938
Undistributed ordinary income	11,461,332
Capital loss carryforwards	(1,201,779)
Post-October capital loss deferral	(1,859,788)
Other temporary differences	(12,948,381)

As of April 30, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(1,201,779)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

47

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/14	Year ended 4/30/13	Year ended 4/30/14	Year ended 4/30/13
Class A	$33,669,942	$33,638,535	$475,007	$—
Class B	843,574	1,109,125	15,388	—
Class C	2,834,151	3,742,474	52,994	—
Class I	31,952,667	37,063,289	425,791	—
Class R1	64,655	73,629	1,189	—
Class R2	1,105,767	1,314,556	17,447	—
Class R3	1,368,544	1,437,104	18,423	—
Class R4	2,142,480	2,154,733	28,448	—
Class R5 (formerly Class W)	45,294,343	30,549,704	610,109	—
Class 529A	128,399	133,993	1,838	—
Class 529B	8,733	9,736	166	—
Class 529C	69,111	88,529	1,341	—
Total	$119,482,366	$111,315,407	$1,648,141	$—

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2014, this management fee reduction amounted to $73,631, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,331,797 and $2,104 for the year ended April 30, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

48

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$2,762,263
Class B	0.75%	0.25%	1.00%	0.90%	368,331
Class C	0.75%	0.25%	1.00%	1.00%	1,298,673
Class R1	0.75%	0.25%	1.00%	1.00%	29,527
Class R2	0.25%	0.25%	0.50%	0.50%	204,870
Class R3	—	0.25%	0.25%	0.25%	116,125
Class 529A	—	0.25%	0.25%	0.14%	10,748
Class 529B	0.75%	0.25%	1.00%	1.00%	4,081
Class 529C	0.75%	0.25%	1.00%	1.00%	32,541
Total Distribution and Service Fees					$4,827,159

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2014 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2014, this waiver amounted to $1,109,196 and is included in the reduction of total expenses in the Statement of Operations. Assets attributable to Class B shares purchased prior to May 1, 2006 are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is being waived under a written waiver agreement. For the year ended April 30, 2014, this waiver amounted to $37,569 and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2014. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2014, this rebate amounted to $17, $153, $962, $471, $2, and $23 for Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and

49

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2014, were as follows:

Amount
Class A	$92,607
Class B	98,945
Class C	24,644
Class 529B	—
Class 529C	7

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2015, unless MFD elects to extend the waiver. For the year ended April 30, 2014, this waiver amounted to $3,981 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2014, were as follows:

	Fee	Waiver
Class 529A	$4,299	$2,150
Class 529B	408	204
Class 529C	3,254	1,627
Total Program Manager Fees and Waivers	$7,961	$3,981

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2014, the fee was $228,101, which equated to 0.0060% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,383,147.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

50

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.0121% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $21,585 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7,579, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 9, 2012, MFS purchased 9,200 shares of Class W for an aggregate amount of $100,000. On May 31, 2012, MFS purchased 9,191 shares of Class R5 for an aggregate amount of $100,000. On September 11, 2013, MFS redeemed 9,501 shares of Class R5 for an aggregate amount of $100,331.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,187,127,322	$1,013,872,753
Investments (non-U.S. Government securities)	$1,282,032,359	$845,112,737

51

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	34,884,855	$376,493,679	33,996,548	$375,285,386
Class B	235,047	2,538,092	815,882	8,976,439
Class C	1,552,586	16,771,938	3,398,006	37,538,702
Class I	29,239,545	314,596,919	30,649,064	338,112,058
Class R1	79,772	860,782	72,520	801,721
Class R2	1,013,334	10,906,417	825,782	9,081,039
Class R3	1,706,914	18,359,500	2,248,371	24,779,076
Class R4	1,622,242	17,458,899	4,382,056	48,416,509
Class R5 (formerly Class W)	29,938,405	322,147,095	111,147,287	1,211,816,308
Class 529A	64,986	700,418	137,962	1,520,802
Class 529B	4,647	50,056	11,722	129,212
Class 529C	27,452	296,846	87,786	968,955
	100,369,785	$1,081,180,641	187,772,986	$2,057,426,207

Shares issued to shareholders in reinvestment of distributions
Class A	2,648,244	$28,510,669	2,508,323	$27,710,545
Class B	65,940	710,777	81,094	897,321
Class C	178,107	1,920,069	199,672	2,208,649
Class I	1,024,422	11,034,262	1,150,198	12,688,551
Class R1	6,102	65,805	6,647	73,551
Class R2	101,692	1,094,262	114,563	1,264,447
Class R3	128,156	1,379,837	130,069	1,437,104
Class R4	200,618	2,159,819	194,297	2,148,293
Class R5 (formerly Class W)	4,261,902	45,904,402	2,758,225	30,542,174
Class 529A	11,975	128,687	12,084	133,279
Class 529B	819	8,826	873	9,665
Class 529C	6,449	69,504	7,987	88,329
	8,634,426	$92,986,919	7,164,032	$79,201,908

52

Notes to Financial Statements – continued

	Year ended 4/30/14		Year ended 4/30/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(33,412,909)	$(359,480,098)	(27,759,003)	$(306,104,540)
Class B	(1,219,823)	(13,135,475)	(997,231)	(11,020,215)
Class C	(5,601,611)	(60,290,229)	(3,304,063)	(36,512,269)
Class I	(32,850,302)	(354,422,821)	(113,144,334)	(1,232,817,775)
Class R1	(99,035)	(1,067,944)	(69,358)	(767,258)
Class R2	(1,177,316)	(12,656,265)	(1,188,714)	(13,128,477)
Class R3	(2,186,040)	(23,524,796)	(1,338,048)	(14,791,925)
Class R4	(3,097,938)	(33,233,393)	(1,288,951)	(14,222,670)
Class R5 (formerly Class W)	(2,300,120)	(24,751,983)	(4,873,927)	(53,341,034)
Class 529A	(147,707)	(1,578,556)	(71,809)	(790,430)
Class 529B	(10,303)	(110,730)	(10,929)	(120,127)
Class 529C	(134,891)	(1,447,852)	(61,443)	(679,585)
	(82,237,995)	$(885,700,142)	(154,107,810)	$(1,684,296,305)

Net change
Class A	4,120,190	$45,524,250	8,745,868	$96,891,391
Class B	(918,836)	(9,886,606)	(100,255)	(1,146,455)
Class C	(3,870,918)	(41,598,222)	293,615	3,235,082
Class I	(2,586,335)	(28,791,640)	(81,345,072)	(882,017,166)
Class R1	(13,161)	(141,357)	9,809	108,014
Class R2	(62,290)	(655,586)	(248,369)	(2,782,991)
Class R3	(350,970)	(3,785,459)	1,040,392	11,424,255
Class R4	(1,275,078)	(13,614,675)	3,287,402	36,342,132
Class R5 (formerly Class W)	31,900,187	343,299,514	109,031,585	1,189,017,448
Class 529A	(70,746)	(749,451)	78,237	863,651
Class 529B	(4,837)	(51,848)	1,666	18,750
Class 529C	(100,990)	(1,081,502)	34,330	377,699
	26,766,216	$288,467,418	40,829,208	$452,331,810

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2010 Fund were the owners of record of approximately 18%, 12%, 4%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were

53

Notes to Financial Statements – continued

automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2014, the fund’s commitment fee and interest expense were $15,888 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	207,008,266	1,083,993,776	(1,097,728,578)	193,273,464

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$94,814	$193,273,464

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Research Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (one of the series of MFS Series Trust IX) (the “Fund”) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2014

55

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

59

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Joshua Marston Robert Persons Jeffrey Wakelin

60

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2013 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,810,000 as capital gain dividends paid during the fiscal year.

61

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

62

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

63

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Messes. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended April 30, 2014 and 2013, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Bond Fund	60,958	60,245
MFS Limited Maturity Fund	52,816	52,199
MFS Municipal Limited Maturity Fund	43,701	43,192
MFS Research Bond Fund	64,005	63,256

Total	221,480	218,892

For the fiscal years ended April 30, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS Bond Fund	0	0	6,770	6,690	1,388	1,233
To MFS Limited Maturity Fund	0	0	6,676	6,597	1,183	1,114
To MFS Municipal Limited Maturity Fund	0	0	6,117	6,044	1,169	1,090
To MFS Research Bond Fund	0	0	6,676	6,597	1,487	1,300
Total fees billed by Deloitte To above Funds:	0	0	26,239	25,928	5,227	4,737

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Bond Fund*	1,872,706	1,276,472	0	0	0	0
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	1,872,706	1,276,472	0	0	0	0
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	1,872,706	1,276,472	0	0	0	0
To MFS and MFS Related Entities of MFS Research Bond Fund*	1,872,706	1,276,472	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by Deloitte:
To MFS Bond Fund, MFS and MFS Related Entities#	1,884,322	1,402,415
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	1,884,023	1,402,203
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	1,883,450	1,401,626
To MFS Research Bond Fund, MFS and MFS Related Entities#	1,884,327	1,402,389

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: June 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President
(Principal Executive Officer)

Date: June 17, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer
(Principal Financial Officer and Accounting Officer)

Date: June 17, 2014

*	Print name and title of each signing officer under his or her signature.